                                                                  EXHIBIT 99.2





               MONTHLY OPERATING REPORT COVER SHEET, CHECKLIST, &
                             CERTIFICATE OF SERVICE

                         UNITED STATES BANKRUPTCY COURT
                         WESTERN DISTRICT OF TENNESSEE


                                                         Case No.: 01-24607-DSK
In re: RESPONSE ONCOLOGY, INC., et al.                            -------------
       -------------------------------
                                                        Judge: David S. Kennedy
                                                               ----------------

Debtor(s)                                                        Chapter 11

    MONTHLY OPERATING REPORT FOR MONTH ENDING February 28, 2002 COME(S) NOW, RESPONSE ONCOLOGY, INC., et al. Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 1 and ending February 28 as shown by the report and exhibits consisting of 35 pages and containing the following as indicated:

    X       Monthly Reporting Questionnaire (Attachment 1)
   ---

    X       Comparative Balance Sheets (Forms OPR-1 & OPR-2)
   ---

    X       Summary of Accounts Receivable (Form OPR-3)
   ---

    X       Schedule of Postpetition Liabilities (Form OPR-4)
   ---

    X       Statement of Income (Loss) (Form OPR-5)
   ---

    X       Statement of Sources and Uses of Cash (Form OPR-6)
   ---

    X       Certificate of Service
   ---

   ACCOUNTING METHOD USED:

            Cash
   ---

    X       Accrual
   ---

     I declare under penalty of perjury that this Report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a file stamped copy delivered to the U.S. Trustee.

Date:  May 8, 2002
       -----------                   DEBTOR-IN-POSSESSION

                                     By: /s/ Peter A. Stark
                                        ----------------------------------------
                                                   (Signature)


                                     Name & Title: Peter A. Stark, CFO
                                                   -----------------------------
                                                         (Print or Type)

                                    Address:  1805 Moriah Woods Blvd.
                                              ----------------------------------
                                              Memphis, TN 38117
                                    --------------------------------------------

                                    Telephone Number: (901) 761-7000
                                                     ---------------------------

REV 7/99

                                                     ATTACHMENT 1 (PAGE 1 of 4)


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  RESPONSE ONCOLOGY, INC., et al.
          ---------------------------------------------

CASE NUMBER:  01-24607-DSK
            -------------------------------------------

MONTH OF:     February 2002
         ----------------------------------------------


1. PAYROLL State the amount of all executive wages paid and taxes withheld and paid.

                                          WAGES PAID                          TAXES
                                    ----------------------        ----------------------------
NAME AND TITLE OF EXECUTIVE          GROSS           NET           AMOUNT DUE          PAID
---------------------------         -------        -------        ------------      ----------
See Schedule 1 attached.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Executive Payroll:
                        ----------------------------------------------------------------------

2. INSURANCE Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, so state in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                              DATE
                                             COVERAGE                       EXPIRATION        PREMIUM       COVERAGE
TYPE            NAME OF CARRIER               AMOUNT         POLICY #          DATE           AMOUNT        PD. THRU
----            ---------------              --------        --------       ----------        -------       --------
Casualty        See Schedule 2 attached.
         ------------------------------------------------------------------------------------------------------------
Workers' comp.
              -------------------------------------------------------------------------------------------------------
General liab.
              -------------------------------------------------------------------------------------------------------
Vehicle
       --------------------------------------------------------------------------------------------------------------
Other (specify):
                -----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

REV 7/99

                                                      ATTACHMENT 1 (PAGE 2 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: RESPONSE ONCOLOGY, INC., et al.
          ----------------------------------------------------

CASE NUMBER: 01-24607-DSK
            --------------------------------------------------

MONTH OF:  February, 2002
         -----------------------------------------------------

3.       Bank Accounts

                                                                        Account Type
                                            ---------------------------------------------------------------------
                                            Operating         Tax          Payroll         Other          Total
                                            ---------      ---------      ---------      ---------      ---------
Bank name                                     See Schedule 3 attached.
                                            ---------      ---------      ---------      ---------

Account #
                                            ---------      ---------      ---------      ---------

Beginning book balance
                                            ---------      ---------      ---------      ---------      ---------

Plus: Deposits
  (Attach detailed listing)
                                            ---------      ---------      ---------      ---------      ---------

Less: Disbursements
  (Attach detailed listing)
                                            ---------      ---------      ---------      ---------      ---------

Other:
  Transfers In (Out)                                                                                    ----0----
                                            ---------      ---------      ---------      ---------      ---------

 Ending book balance
                                            ---------      ---------      ---------      ---------      ---------

4. Postpetition Payments. List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach a separate sheet if necessary).


Payments To/On                                          Amount         Date          Check #       Court Order Date
--------------                                        ---------      ---------      ---------      ----------------
Professionals (attorneys, accountants, etc.):

          See Schedule 4 attached.
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

Prepetition debts:

          See Schedule 4 attached.
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------


REV 7/99

                                                      ATTACHMENT 1 (PAGE 3 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                          DETAILED LISTING OF RECEIPTS


CASE NAME:  RESPONSE ONCOLOGY, INC., et al.
          --------------------------------------------

CASE NUMBER:  01-24607-DSK
            ------------------------------------------

MONTH OF:  February, 2002
          --------------------------------------------

BANK NAME:                             ACCOUNT #:
          -------------------------              -------------------------


Detail of Receipts:

  Date                  Received From                     Explanation                       Amount
---------         --------------------------      --------------------------      --------------------------

                   See "Detailed Listing of Receipts" Schedule attached.
---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


Total Receipts                              *Must agree to "Deposits" line of Item 3 on Attachment 1 (Page 2).
                  --------------------------


REV 7/99                                        (attach additional sheets if necessary)

                                                      ATTACHMENT 1 (PAGE 4 of 4)
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                       DETAILED LISTING OF DISBURSEMENTS

CASE NAME:  RESPONSE ONCOLOGY, INC. et. al.
          ----------------------------------------------

CASE NUMBER:  01-24607-DSK
            --------------------------------------------

MONTH OF:  February 2002
         -----------------------------------------------


BANK NAME:                            ACCOUNT #:
          --------------------------            --------------------------------


Detail of Disbursements:

  Date             Check #               Paid To/In Payment Of                 Amount
---------         ----------        -------------------------------          ----------
                   See "Detailed Listing of Disbursements" Schedule attached.
---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

Total Disbursements                 *Must agree to "Disbursements" line of Item
                    ---------------
3 on Attachment 1 (Page 2).

REV 7/99                (attach additional sheets if necessary)

CASE NAME: RESPONSE ONCOLOGY,         COMPARATIVE BALANCE SHEETS      FORM OPR-1
          --------------------
            INC., et. al.                                             REV 7/99
          --------------------

CASE NUMBER: 01-24607-DSK           MONTH ENDED: February, 2002
             -------------                       ---------------

                                                    FILING
                                                     DATE   MONTH  MONTH  MONTH  MONTH  MONTH  MONTH
                                                    ------  -----  -----  -----  -----  -----  -----
ASSETS
CURRENT ASSETS
 Cash                                                 See "Comparative Balance Sheets" attached.
                                                    -----   -----  -----  -----  -----  -----  -----
Other negotiable instruments (i.e.
 CD's, Treasury bills, etc.)
                                                    -----   -----  -----  -----  -----  -----  -----
Accounts receivable, net (See OPR-3)
                                                    -----   -----  -----  -----  -----  -----  -----
 Less allowance for doubtful accounts
                                                    -----   -----  -----  -----  -----  -----  -----
Inventory, at lower of cost of market
                                                    -----   -----  -----  -----  -----  -----  -----
Prepaid expenses and deposits
                                                    -----   -----  -----  -----  -----  -----  -----
Investments
                                                    -----   -----  -----  -----  -----  -----  -----
Other ------------------------------------
                                                    -----   -----  -----  -----  -----  -----  -----
   TOTAL CURRENT ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----
PROPERTY, PLANT & EQUIPMENT AT COST
                                                    -----   -----  -----  -----  -----  -----  -----
 Less accumulated depreciation
                                                    -----   -----  -----  -----  -----  -----  -----
   NET PROPERTY, PLANT & EQUIPMENT
                                                    -----   -----  -----  -----  -----  -----  -----
OTHER ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----

-------------------------------------------         -----   -----  -----  -----  -----  -----  -----


   TOTAL ASSETS                                     -----   -----  -----  -----  -----  -----  -----

* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

CASE NAME: RESPONSE ONCOLOGY, INC., et al             COMPARATIVE BALANCE SHEETS
          -------------------------------                                                 FORM OPR-2
CASE NUMBER: 01-24607-DSK                             MONTH ENDED: February, 2002         REV 7/99
            -----------------------------                         -----------------

                                               FILING
                                                DATE             MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
LIABILITIES

  POST PETITION LIABILITIES (See OPR-4)          -0-           See "Comparative Balance Sheets" attached.
                                                               ---------   ---------   ---------   ---------   ---------   ---------
 PRE PETITION LIABILITIES
  Secured debt (petition Schedule D)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Priority debt (petition Schedule E)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Unsecured debt (petition Schedule F)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL PRE PETITION LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

    TOTAL LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 COMMON STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 PAID-IN CAPITAL
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 RETAINED EARNINGS
  Through filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Post filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

   TOTAL SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


   TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

CASE NAME: RESPONSE ONCOLOGY, INC., et al.                                   SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3
          ----------------------------------------------------                                                            REV 7/99
CASE NUMBER: 01-24607-DSK                                                      MONTH ENDED: February, 2002
          ----------------------------------------------------                             ---------------

                                                                    0-30        31-60        61-90        OVER
                                               TOTAL                DAYS         DAYS         DAYS       90 DAYS
DATE OF FILING:                                See "Summary of Accounts Receivable" Schedule attached.
                -----------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

NOTE: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4
                                                                        REV 7/99

                     SCHEDULE OF POST PETITION LIABILITIES


CASE NAME:  RESPONSE ONCOLOGY, INC. et al.
          --------------------------------

CASE NUMBER:  01-24607-DSK                   MONTH ENDED: February, 2002
            ------------------------------               ---------------


                                      DATE         DATE        TOTAL        0-30         31-60         61-90          OVER
                                    INCURRED       DUE          DUE         DAYS         DAYS          DAYS          90 DAYS
                                    --------     --------    --------     --------       --------      --------      --------

TAXES PAYABLE
 Federal Income Tax                      See "Schedule of Post Petition Liabilities" attached.
                                    --------     --------    --------     --------       --------      --------      --------

FICA
                                    --------     --------    --------     --------       --------      --------      --------

Unemployment Tax
                                    --------     --------    --------     --------       --------      --------      --------

Sales Tax
                                    --------     --------    --------     --------       --------      --------      --------

Personal Property Tax
                                    --------     --------    --------     --------       --------      --------      --------

  TOTAL TAXES PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION SECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION UNSECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

ACCRUED INTEREST PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------


TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)
                                    --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------

TOTALS
                                    --------     --------    --------     --------       --------      --------      --------

*Attach separate page if necessary

NOTE: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

CASE NAME:  RESPONSE ONCOLOGY, INC., ET AL.             STATEMENT OF INCOME (LOSS)                    FORM OPR-5
            -------------------------------                                                           REV 7/99
CASE NUMBER:  01-24607-DSK                           MONTH ENDED:  February, 2002
            -------------------------------                      ----------------


                                                                                                                        FILING
                                     MONTH         MONTH         MONTH         MONTH         MONTH         MONTH        TO DATE

                                         See "Statement of Income (Loss)" attached.
                                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

NET REVENUE (INCOME)               ---------     ---------     ---------     ---------     ---------    ----------     ----------

COST OF GOODS SOLD
 Materials                         ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Labor - Direct                    ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Manufacturing Overhead            ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL COST OF GOODS SOLD         ---------     ---------     ---------     ---------     ---------    ----------     ----------

GROSS PROFIT                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

OPERATING EXPENSES
 Selling and Marketing             ---------     ---------     ---------     ---------     ---------    ----------     ----------

 General and Administrative        ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Other:__________________          ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL OPERATING EXPENSES         ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ---------     ---------     ---------     ---------     ---------    ----------     ----------

INTEREST EXPENSE                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

DEPRECIATION                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME TAX EXPENSE (BENEFIT)       ---------     ---------     ---------     ---------     ---------    ----------     ----------

EXTRAORDINARY INCOME (EXPENSE)*    ---------     ---------     ---------     ---------     ---------    ----------     ----------

    NET INCOME (LOSS)              ---------     ---------     ---------     ---------     ---------    ----------     ----------

* Requires Footnote

                     STATEMENT OF SOURCES AND USES OF CASH

CASE NAME: RESPONSE ONCOLOGY, INC., et. al
          -----------------------------------------------------                                                FORM OPR-6
CASE NUMBER: 01-24607-DSK                                                 MONTH ENDED: February, 2002          REV 7/99
            ---------------------------------------------------                       ---------------


                                               MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ---------   ---------   ---------   ---------   ---------   ---------
                                             See "Statement of Cash Flows" attached.
                                             ---------   ---------   ---------   ---------   ---------   ---------
SOURCES OF CASH
 Income (Loss) From Operations
   Add: Depreciation, Amortization
        & Other Non-Cash Items
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH GENERATED FROM OPERATIONS
                                             ---------   ---------   ---------   ---------   ---------   ---------
   Add: Decrease in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Increase in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
      TOTAL SOURCES OF CASH (A)
                                             ---------   ---------   ---------   ---------   ---------   ---------

USES OF CASH
   Increase in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Decrease in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
          TOTAL USES OF CASH (B)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   NET SOURCE (USE) OF CASH (A-B=NET)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - BEGINNING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - ENDING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------

                             CERTIFICATE OF SERVICE


         I hereby certify that a true copy of the foregoing Monthly Operating Report was sent by U.S. Mail properly addressed and with correct postage (or hand delivered) to the persons or offices listed below.

         Done this       day of               , 19    .
                  ------       ---------------    ----


                                             ----------------------------------
                                             (Signature)


                                             ----------------------------------
                                             (Printed name)


                                             ----------------------------------
                                             (Street address)


                                             ----------------------------------
                                             (City, state, zip)


                                             ----------------------------------
                                             (Telephone)


ORIGINAL FILED WITH:
U.S. Bankruptcy Court


----------------------------------------
(Address)


----------------------------------------
(City, state, zip)


----------------------------------------
(Date)


FILE STAMPED COPIES MAILED TO:
  U.S. Trustee
  One Memphis Place
  200 Jefferson Avenue, Suite 400
  Memphis, TN 38103

  Members of Creditors Committee
    (if applicable list names and
     addresses on separate sheet)

  List any other interested parties
    to whom MOR was issued:

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

1. Payroll State the amount of all executive wages paid and taxes withheld and paid.

                                                                                              Taxes
                                                                                    -------------------------
            Name and Title of Executive                 Gross           Net         Amount Due        Paid
    ---------------------------------------------------------------------------------------------------------
    LaMacchia, Anthony    President & CEO             25,750.00      15,626.87       5,900.95       5,900.95
    Stark, Pete           Chief Financial Officer     14,956.54       9,764.49       3,959.12       3,959.12
                                                                                                          --
                                                      -------------------------------------------------------
                          Total Executive Payroll     40,706.54      25,391.36       9,860.07       9,860.07
                                                      =======================================================


                                  Schedule 1
                                    Payroll

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK/01-24610L/01-24609L/01-24608B
Month of: February 2002

2. Insurance

                     POLICY TYPE                                       INSURANCE COMPANY                    COVERAGE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"              Hartford Insurance Company                        500,000
-----------------------------------------------------------------------------------------------------------------------------
                   Crime Insurance                             Federal Insurance Company (Chubb)                   1,000,000
-----------------------------------------------------------------------------------------------------------------------------
              Fiduciary Liability/Crime                        Federal Insurance Company (Chubb)                   1,000,000
-----------------------------------------------------------------------------------------------------------------------------
         Managed Care Professional Liability                      Steadfast Insurance Company            1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------
                Automobile Liability                               Hartford Insurance Company                      1,000,000
-----------------------------------------------------------------------------------------------------------------------------
                      Property                                    Lexington Insurance Company                      1,000,000
-----------------------------------------------------------------------------------------------------------------------------
                      Property                                     Royal Indemnity Insurance                       4,000,000
-----------------------------------------------------------------------------------------------------------------------------
                      Property                                       TIG Insurance Company                        12,275,770
-----------------------------------------------------------------------------------------------------------------------------
           Directors and Officers Liability                        Hartford Insurance Company                      5,000,000
-----------------------------------------------------------------------------------------------------------------------------
       Excess Directors and Officers Liability                       Gulf Insurance Company                        5,000,000
-----------------------------------------------------------------------------------------------------------------------------
                 Umbrella Liability                                Chicago Insurance Company             5,000,000/5,000,000
-----------------------------------------------------------------------------------------------------------------------------
                  General Liability                                Chicago Insurance Company             1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------
  Hospital Professional Liability/General Liability                Chicago Insurance Company             1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------
  Directors and Officers Liability (Tail Coverage)                 Reliance Insurance Company                     10,000,000
-----------------------------------------------------------------------------------------------------------------------------
           Employment Practices Liability                           Zurich Insurance Company                       1,000,000
-----------------------------------------------------------------------------------------------------------------------------
                 Boiler & Machinery                              Continental Insurance Company                     5,000,000
-----------------------------------------------------------------------------------------------------------------------------
                  Florida Windstorm                        Florida Windstorm Underwriting Association                850,000
-----------------------------------------------------------------------------------------------------------------------------


                     POLICY TYPE                           POLICY NUMBER            EXPIRATION DATE       PREMIUM DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"         20WBEX6471                8/1/2002          Estimated Ann. Prem.
------------------------------------------------------------------------------------------------------------------------------
                   Crime Insurance                             81514719A                2/1/2002          Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------
              Fiduciary Liability/Crime                        81514719A                2/1/2002          Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------
         Managed Care Professional Liability                APL360208302                2/1/2002          Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                Automobile Liability                         20UENUW8330                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                      Property                                   1280081                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                      Property                                 RHD319956                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                      Property                               XPT39245522                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
           Directors and Officers Liability                 NDA013978800               6/30/2002          Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------
       Excess Directors and Officers Liability                 GA0689336               3/31/2002          Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                 Umbrella Liability                           XSC2000073                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                  General Liability                           GLI1038480                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
  Hospital Professional Liability/General Liability           HCC2001017                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
  Directors and Officers Liability (Tail Coverage)         NDA0142699-97               12/1/2003               Prepaid
------------------------------------------------------------------------------------------------------------------------------
           Employment Practices Liability                  EOC3618914-03                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                 Boiler & Machinery                         BM1098379645                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------
                  Florida Windstorm                              1237949                8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------

                                                                                DATE COVERAGE
                     POLICY TYPE                           PREMIUM AMOUNTS      PAID THROUGH
----------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"           44,441            8/1/2002
----------------------------------------------------------------------------------------------
                   Crime Insurance                               3,000            2/1/2002
----------------------------------------------------------------------------------------------
              Fiduciary Liability/Crime                          2,075            2/1/2002
----------------------------------------------------------------------------------------------
         Managed Care Professional Liability                    97,375            2/1/2002
----------------------------------------------------------------------------------------------
                Automobile Liability                             3,959            8/1/2002
----------------------------------------------------------------------------------------------
                      Property                                 106,592            8/1/2002
----------------------------------------------------------------------------------------------
                      Property                                  15,000            8/1/2002
----------------------------------------------------------------------------------------------
                      Property                                  25,000            8/1/2002
----------------------------------------------------------------------------------------------
           Directors and Officers Liability                     75,384           6/30/2002
----------------------------------------------------------------------------------------------
       Excess Directors and Officers Liability                  57,812           3/31/2002
----------------------------------------------------------------------------------------------
                 Umbrella Liability                            174,269            8/1/2002
----------------------------------------------------------------------------------------------
                  General Liability                              3,320            8/1/2002
----------------------------------------------------------------------------------------------
  Hospital Professional Liability/General Liability            142,219            8/1/2002
----------------------------------------------------------------------------------------------
  Directors and Officers Liability (Tail Coverage)              90,000           12/1/2003
----------------------------------------------------------------------------------------------
           Employment Practices Liability                       25,895            8/1/2002
----------------------------------------------------------------------------------------------
                 Boiler & Machinery                              3,585            8/1/2002
----------------------------------------------------------------------------------------------
                  Florida Windstorm                              3,801            8/1/2002
----------------------------------------------------------------------------------------------


                                   Schedule 2
                                   Insurance

Case Name: RESPONSE ONCOLOGY, INC., et al.

Case Number: 01-24607-DSK

Month of: February 2002

(In Thousands)

3. Bank Accounts

         Bank name                        AmSouth        AmSouth        AmSouth      AmSouth      B of A        Union
                                                                                                              Planters

         Account Name                  Concentration       CDA          Payroll      Imprest      Imprest   IMPACT l'box

         Account #                      5323050950      10026193      5323050969   5323050977   0112996871     0182931
                                       ----------------------------------------------------------------------------------
Beginning book balance                   $ 4,776        $  (484)       $   (17)       $ --         $  3        $    --

         Plus: Deposits                    7,780             --             --          --           --          1,155
         (Attach detailed listing)

         Less: Disbursements                (188)        (6,422)        (1,115)         --          (13)            --
         (Attach detailed listing)

         Other:
         Transfers In (Out)               (6,610)         6,288          1,112          --           15         (1,155)
         Repo Interest                         3             --             --                       --             --
         Fees                                 (2)            --             --          --           --             --
         Other                                 2             --            (30)                      --             --
                                       ----------------------------------------------------------------------------------

Ending book balance                      $ 5,761        $  (618)       $   (50)       $ --         $  5        $    --
                                       ==================================================================================

         Bank name                         PNC              1st TN          1st TN     B of A      B of A       TOTALS


         Account Name                  Bus Checking      Bus Checking       Escrow    Operating   Payroll

         Account #                      8401093582        101467285       101829712   112996855  112996863
                                       ----------------------------------------------------------------------------------
Beginning book balance                  $    --             $ --           $  781       $ --       $ --        $ 5,059

         Plus: Deposits                      --               --               --         --         --          8,935
         (Attach detailed listing)

         Less: Disbursements                 --               --               --         --         --         (7,738)
         (Attach detailed listing)

         Other:
         Transfers In (Out)                                   --              350         --         --             --
         Repo Interest                       --               --                          --         --              3
         Fees                                --               --               --         --         --             (2)
         Other                                                --               --         --         --            (28)
                                       ----------------------------------------------------------------------------------

Ending book balance                     $    --             $ --           $1,131       $ --       $ --        $ 6,229
                                       ==================================================================================


                                  Schedule 3
                                 Bank Accounts

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

(In Thousands)

3. Bank Accounts - Deposit Listing

                             W/E 02/01/02      W/E 02/08/02      W/E 02/15/02      W/E 02/22/02      W/E 02/28/02      M/E 02/28/02
                             ------------      ------------      ------------      ------------      ------------      ------------
                                ACTUAL            ACTUAL            ACTUAL            ACTUAL            ACTUAL            ACTUAL
                             ------------      ------------      ------------      ------------      ------------      ------------
CASH RECEIPTS:
  IMPACT Services                   2                34                71                70                 19               196

  PHARMACY SALES:
    Admin Fees                     --                 7                --                --                 --                 7
    Ft. Wayne                      --               339               237               212                191               979
    Grand Rapids                   14               101                89               138                 83               425
    Houston                        --               235                --                --                 --               235
    Memphis                        --                --                --                --                 --                --
    Miami                          --                --                --                --              1,267             1,267
    R&K                            --                --                --                --                 --                --
                                -----             -----             -----             -----              -----             -----
        Total Pharmacy Sales       14               682               326               350              1,541             2,913
                                -----             -----             -----             -----              -----             -----

  PPM REMITTANCES:
    OHGSF                           7                 1                 2                --                  1                11
    Paonessa                       --                --               400               400                900             1,700
    OHAWB, R&K Division            --                --                --                --                 --                --
    OHAWB, WWW Division            --                --                --                --                 --                --
    Treasure Coast                 --               296               465               193                210             1,164
    Boca                           84               475               551               475                326             2,011
    Haraf                          --               117                70               269                146               602
                                -----             -----             -----             -----              -----             -----
        Total PPM Remittances      91               889             1,588             1,337              1,583             5,488
                                -----             -----             -----             -----              -----             -----
  Clinical Research Deposits       --                --                --                --                 --                --

  JV Distributions                 --                --                --                --                 --                --

  Other                            --               166                62                96                 14               338
                                =====             =====             =====             =====              =====             =====
        TOTAL CASH RECEIPTS       107             1,771             2,047             1,853              3,157             8,935
                                =====             =====             =====             =====              =====             =====


                                  Schedule 3
                                 Bank Accounts

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

3. Bank Accounts - Disbursement Listing

AMSOUTH CDA:

            CHECK NUM               VENDOR                                        AMOUNT              CHECK DATE
            -----------------------------------------------------------------------------------------------------
             223928      ADVANTA BUSINESS SERVICES CORP                           (190.80)             2/1/2002
             223944      COPYCO INCORPORATED                                      (152.71)             2/1/2002
             223947      COPYCO INCORPORATED                                      (183.99)             2/1/2002
             223948      COPYCO INCORPORATED                                      (154.15)             2/1/2002
             223958      GREAT AMERICA LEASING CORP.                              (236.73)             2/1/2002
             224008      ABBOTT LABORATORIES                                     9,015.91              2/1/2002
             224009      ABEL MEDICAL, INC.                                         30.00              2/1/2002
             224010      ADP INC.                                                1,512.65              2/1/2002
             224011      AMERICAN DENTAL PLAN - FL                                 306.90              2/1/2002
             224012      ARROW INTERNATIONAL, INC.                                 123.80              2/1/2002
             224013      AT&T                                                      163.46              2/1/2002
             224014      AT&T                                                      273.07              2/1/2002
             224015      AT&T                                                       31.62              2/1/2002
             224016      AVENTIS PASTEUR                                            61.80              2/1/2002
             224017      BECKMAN COULTER, INC.                                   1,029.35              2/1/2002
             224018      BELL SOUTH                                              1,587.28              2/1/2002
             224019      BELL SOUTH                                              1,464.00              2/1/2002
             224020      BERGEN BRUNSWIG MEDICAL CORP                               16.24              2/1/2002
             224021      STERICYCLE, INC.                                          188.00              2/1/2002
             224022      BIO-MED PLUS                                           14,116.01              2/1/2002
             224023      BIO-SPEC, INC.                                            732.00              2/1/2002
             224024      BLUE CROSS OF FLORIDA                                   3,157.25              2/1/2002
             224025      BLUE CROSS OF FLORIDA                                  14,932.79              2/1/2002
             224026      CINGULAR WIRELESS                                           0.03              2/1/2002
             224027      METLIFE SMALL BUSINESS CENTER                             951.39              2/1/2002
             224028      VERIZON WIRELESS                                           21.97              2/1/2002
             224029      COCA-COLA ENTERPRISES                                     158.25              2/1/2002
             224030      COPYCO INCORPORATED                                       102.54              2/1/2002
             224031      CORD MOVING - MEMPHIS                                     225.00              2/1/2002
             224032      CORPORATE EXPRESS                                         999.13              2/1/2002
             224033      DIAGNOSTIC IMAGING, INC.                                   56.00              2/1/2002
             224034      ELAN DIAGNOSTICS                                        2,248.75              2/1/2002
             224035      EXP PHARMACETUICAL WASTE MGMT                             613.27              2/1/2002
             224036      EXPRESS COURIER, INC.                                     105.00              2/1/2002
             224037      FEDEX                                                     862.37              2/1/2002
             224038      NANCY FOSE                                                 94.27              2/1/2002
             224039      FPL                                                       893.60              2/1/2002
             224040      GATEWAY GROUP PERSONNEL                                   570.00              2/1/2002
             224041      GENERAL MEDICAL CORPORATION                             2,831.01              2/1/2002
             224042      BRENDA J. HENDERSHOT                                    1,320.20              2/1/2002
             224043      HEMATRONIX INCORPORATED                                    44.61              2/1/2002
             224044      HORIZON MEDICAL PRODUCTS, INC.                            777.43              2/1/2002
             224045      INTERNATIONAL COMPUTER                                    763.20              2/1/2002
             224046      IKON OFFICE SOLUTIONS                                     364.27              2/1/2002
             224047      INGENIX                                                    79.95              2/1/2002
             224048      KEMPER BUSINESS SYSTEMS                                   121.98              2/1/2002
             224049      HAYLEE MCCREIGHT                                           16.25              2/1/2002
             224050      MCI WORLDCOM                                                7.77              2/1/2002
             224051      MCI WORLDCOM COMMUNICATIONS                                 0.26              2/1/2002
             224052      MEDFORMS                                                  205.26              2/1/2002
             224053      OFFICE PRODUCTS & SERVICES, INC.                          276.13              2/1/2002
             224054      ONCOLOGY SUPPLY COMPANY, INC.                          39,339.78              2/1/2002
             224055      PALM BEACH NEWSPAPERS, INC.                               651.90              2/1/2002
             224056      PBCC                                                    1,053.96              2/1/2002
             224057      PHELPS DUNBAR LLP                                       1,054.62              2/1/2002
             224058      PROFESSIONAL SERVICES / MGIS CO.                          429.60              2/1/2002
             224059      PROFESSIONAL OFFICE SERVICES                               27.06              2/1/2002
             224060      RESERVE ACCOUNT                                         2,000.00              2/1/2002
             224061      SIMS DELTEC, INC.                                         620.92              2/1/2002
             224062      STERICYCLE, INC.                                           89.00              2/1/2002
             224063      STERLING TRUST COMPANY                                 11,608.66              2/1/2002
             224064      SUN SENTINEL                                            1,106.90              2/1/2002
             224065      SOUTHWESTERN BELL - TX                                    110.30              2/1/2002
             224066      TAP PHARMACEUTICALS                                     6,539.52              2/1/2002
             224067      TECHNOLOGY PARTNERS                                       327.50              2/1/2002
             224068      US CELLULAR                                               104.89              2/1/2002
             224069      ONCOLOGY & HEMATOLOGY ASSOC.                           52,824.83              2/1/2002
             224070      ZENECA PHARMACEUTICALS                                  1,581.30              2/1/2002
             224071      ABBOTT LABORATORIES                                     1,684.74              2/4/2002
             224072      BECKMAN COULTER, INC.                                   1,921.47              2/4/2002


                                  Schedule 3
                                 Bank Accounts                       Page 1 of 8

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

3. Bank Accounts - Disbursement Listing

AMSOUTH CDA:

            CHECK NUM               VENDOR                                        AMOUNT              CHECK DATE
            -----------------------------------------------------------------------------------------------------
             224073      CALTAG LABORATORIES                                       275.00              2/4/2002
             224074      FISHER HEALTHCARE                                         409.98              2/4/2002
             224075      DELL MARKETING L.P.                                        61.66              2/4/2002
             224076      ECONOMY STATIONERS, INC.                                  672.02              2/4/2002
             224077      BAXTER                                                  1,536.00              2/4/2002
             224078      EDDIE MARTIN                                              331.73              2/4/2002
             224079      MEDFORMS                                                  263.32              2/4/2002
             224080      NET TRANSFORMS, INC.                                    6,718.50              2/4/2002
             224081      OFFICE PRODUCTS & SERVICES, INC.                          213.08              2/4/2002
             224082      SIMS DELTEC, INC.                                         387.66              2/4/2002
             224083      TAP PHARMACEUTICALS                                     3,417.66              2/4/2002
             224084      BECKMAN COULTER, INC.                                   2,793.20              2/6/2002
             224085      COPYCO INCORPORATED                                       412.66              2/6/2002
             224086      RUSSELL CORNELIUS                                         161.29              2/5/2002
             224087      PAT HENLEY                                                 57.30              2/5/2002
             224088      BAXTER                                                 68,750.00              2/5/2002
             224089      METRO ALARM OFFICE                                         35.00              2/5/2002
             224090      NEXAIR, LLC                                               472.44              2/5/2002
             224091      POLY-MED, INC.                                          2,942.00              2/5/2002
             224092      PROFESSIONAL CERTIFICATION                              1,657.62              2/5/2002
             224093      SARSTEDT INCORPORATED                                     133.56              2/5/2002
             224094      ABBOTT LABORATORIES                                      2717.26              2/7/2002
             224095      AT&T                                                       78.59              2/7/2002
             224096      AT&T WIRELESS                                             507.43              2/7/2002
             224097      BECKMAN COULTER, INC.                                      23.75              2/7/2002
             224098      BELL SOUTH                                             11,911.88              2/7/2002
             224099      BERGEN BRUNSWIG MEDICAL CORP.                           2,073.79              2/7/2002
             224100      BERGEN BRUNSWIG MEDICAL CORP.                           1,003.60              2/7/2002
             224101      CALTAG LABORATORIES                                       185.00              2/7/2002
             224102      CANANWILL, INC.                                        73,915.15              2/7/2002
             224103      CLEANFUELS                                                360.50              2/7/2002
             224104      CORD MOVING - MEMPHIS                                     371.40              2/7/2002
             224105      DELL MARKETING, L.P.                                      603.64              2/7/2002
             224106      ECONOMY STATIONERS, INC.                                  371.95              2/7/2002
             224107      EVERFIT SERVICES                                           90.95              2/7/2002
             224108      FED EX                                                    957.97              2/7/2002
             224109      RON FORD OFFICE SUPPLY CO. INC.                           608.88              2/7/2002
             224110      NANCY FOSE                                                166.50              2/7/2002
             224111      GRAND HYATT WASHINGTON                                    715.62              2/7/2002
             224112      GROSZ & STAMPER CONSTRUCTION                              670.00              2/7/2002
             224113      ANTHONY M. LAMACCHIA                                      141.17              2/7/2002
             224114      MEDFORMS                                                  158.32              2/7/2002
             224115      MEDICAL MANAGER SOUTHEAST, INC.                         6,055.00              2/7/2002
             224116      MEDICAL TRANSCRIPTION SERVICE                           2,770.56              2/7/2002
             224117      NATIONAL LINEN SERVICE                                    226.99              2/7/2002
             224118      NU TEL COMMUNICATIONS, INC.                               105.00              2/7/2002
             224119      OFFICE PRODUCTS & SERVICES INC.                           145.65              2/7/2002
             224120      PATHOLOGY GROUP / MID SOUTH                             5,300.00              2/7/2002
             224121      PRN MEDICAL INCORPORATED                                  294.18              2/7/2002
             224122      PROFESSIONAL COMPUTER                                     285.00              2/7/2002
             224123      PROFESSIONAL OFFICE SERVICES                              544.04              2/7/2002
             224124      PSS - ORLANDO                                           3,064.37              2/7/2002
             224125      PSS - ST. PETERSBURG                                      479.24              2/7/2002
             224126      CALIGOR                                                 2,261.73              2/7/2002
             224127      SANDRA ROBERTS                                             75.92              2/7/2002
             224128      STATE OF ILLINOIS                                         200.00              2/7/2002
             224129      STATE OF ILLINOIS                                          10.00              2/7/2002
             224130      SUNCOAST MACHINES                                       2,798.05              2/7/2002
             224131      TACY MEDICAL                                            1,118.80              2/7/2002
             224132      TAP PHARMACEUTICALS                                       569.61              2/7/2002
             224133      STATE OF TN / DEPT OF COMM & INS.                         208.00              2/7/2002
             224134      UNITED STATES POSTAL SERVICE                              300.00              2/7/2002
             224135      VALLEY BIOMEDICAL SERVICES                                801.05              2/7/2002
             224136      XEROGRAPHICS                                           13,824.70              2/7/2002
             224137      ZENECA PHARMACEUTICALS                                  2,353.48              2/7/2002
             223449      PROFESSIONAL COMPUTER                                  (1,504.15)             2/8/2002
             223590      PROFESSIONAL COMPUTER                                  (1,455.42)             2/8/2002
             224138      BOCA RATON SURGICAL SUPPLY                                740.19              2/8/2002
             224139      NELLY DAWSON, R.N.                                        914.91              2/8/2002
             224140      GENERAL MEDICAL CORPORATION                               750.41              2/8/2002


                                  Schedule 3
                                 Bank Accounts                       Page 2 of 8

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:                February 2002



3. Bank Accounts - Disbursement Listing

AmSouth CDA:

  Check Num                    Vendor                            Amount        Check Date
-----------------------------------------------------------------------------------------

       224141 ONCOLOGY SUPPLY COMPANY, INC.                     65,162.84       2/8/2002
       224142 PSS - ORLANDO                                      4,390.77       2/8/2002
       224143 TRIMARC FINANCIAL, INC.                            1,455.42       2/8/2002
       224144 NANCY ZELL                                            18.25       2/8/2002
       224145 ZENECA PHARMACEUTICALS                               170.25       2/8/2002
       224146 AGENCY SERVICES                                    1,460.36       2/8/2002
       223927 ADVANTA BUSINESS SERVICES CORP                      (326.48)     2/11/2002
       224147 FIFTH AVENUE LAUNDRY                                 335.00      2/11/2002
       224148 ABBOTT LABORATORIES                                2,690.85      2/11/2002
       224149 AIRBORNE EXPRESS                                     346.58      2/11/2002
       224150 A&I TRAVEL SERVICE, INC.                             230.00      2/11/2002
       224151 AKIN, GUMP, STRAUSS, HAUER                        40,000.00      2/11/2002
       224152 ALL POINTS BIOMEDICAL, INC.                          803.46      2/11/2002
       224153 ALLSTAR COMMUNICATIONS, INC.                         230.25      2/11/2002
       224154 AMERI-KLEEN SERVICES, INC.                           411.09      2/11/2002
       224155 AMPCO SYSTEM PARKING                                 240.00      2/11/2002
       224156 AMTEC MEDICAL INC.                                   592.49      2/11/2002
       224157 ARCH WIRELESS                                        103.40      2/11/2002
       224158 AT&T                                                  25.46      2/11/2002
       224159 AT&T                                                 240.78      2/11/2002
       224160 AT&T                                                  86.36      2/11/2002
       224161 AT&T WIRELESS                                      1,412.34      2/11/2002
       224162 BAY AREA MEDICAL EXCHANGE                            484.85      2/11/2002
       224163 BAY LINEN, INC.                                      481.64      2/11/2002
       224164 B&B ANSWERING SERVICE                                240.00      2/11/2002
       224165 BECKMAN COULTER, INC.                              5,998.04      2/11/2002
       224166 BELLSOUTH                                            120.19      2/11/2002
       224167 BELLSOUTH                                          2,536.16      2/11/2002
       224168 BERGEN BRUNSWIG MEDICAL CORP                       4,369.96      2/11/2002
       224169 BIO-SPEC, INC.                                       260.00      2/11/2002
       224170 BOCA RATON SURGICAL SUPPLY                         2,420.63      2/11/2002
       224171 CONFIDENTIAL SHREDDING                                75.30      2/11/2002
       224172 COOK'S MOBILE SHRESSING SERV                          70.69      2/11/2002
       224173 COPYCO INCORPORATED                                  522.77      2/11/2002
       224174 CORPORATE EXPRESS                                  1,860.12      2/11/2002
       224175 FISHER HEALTHCARE                                    287.02      2/11/2002
       224176 DIAGNOSTIC IMAGING, INC.                             181.73      2/11/2002
       224177 DLT HOME OXYGEN                                      280.00      2/11/2002
       224178 DENISE WILSON                                          5.11      2/11/2002
       224179 ECONOMY STATIONERS, INC.                             128.36      2/11/2002
       224180 ELECTRONIC DATA SUBMISSION                            75.60      2/11/2002
       224181 EXPRESS COURIER, INC.                                677.55      2/11/2002
       224182 FEDEX                                                904.57      2/11/2002
       224183 FLORIDA BLOOD SERVICES, INC.                       5,821.00      2/11/2002
       224184 FLORIDA HEALTHCARE SUPPLY INC.                       540.42      2/11/2002
       224185 FORBES MAGAZINE                                       19.99      2/11/2002
       224186 FPL                                                1,606.66      2/11/2002
       224187 FT. PIERCE UTILITIES AUTHORITY                       185.36      2/11/2002
       224188 VERIZON WIRELESS                                   3,481.82      2/11/2002
       224189 HCFA LABORATORY PROGRAM                              430.00      2/11/2002
       224190 HELLO DIRECT INCORPORATED                             29.97      2/11/2002
       224191 IKON OFFICE SOLUTIONS                                137.94      2/11/2002
       224192 IKON OFFICE SOLUTIONS                                180.78      2/11/2002
       224193 INTERSTATE EXPRESS, INC.                             655.50      2/11/2002
       224194 KPMG LLP                                          25,000.00      2/11/2002
       224195 LABORATORY CORPORATION OF AMER                       210.35      2/11/2002
       224196 MARTIN PRINTING                                      298.77      2/11/2002
       224197 MASSEY SERVICES INCORPORATED                          83.30      2/11/2002
       224198 MCI                                                5,878.01      2/11/2002
       224199 MCI WORLDCOM                                         254.28      2/11/2002
       224200 MEDFORMS                                             147.80      2/11/2002
       224201 MEDICAL MANAGER SOUTHEAST, INC.                      413.50      2/11/2002
       224202 MEDICAL MANAGER                                    3,104.03      2/11/2002
       224202 MEDICAL MANAGER                                   (3,104.03)     2/11/2002
       224203 MICROWAREHOUSE                                     1,278.18      2/11/2002
       224204 NATIONSBANK OF DELAWARE, N.A.                      2,727.91      2/11/2002
       224205 TRANG NGUYEN                                          15.33      2/11/2002
       224206 NU TEL COMMUNICATIONS, INC.                          281.96      2/11/2002
       224207 OFFICE DEPOT                                         531.59      2/11/2002
       224208 OFFICE PRODUCTS & SERVICES, INC.                      78.86      2/11/2002

                                   SCHEDULE 3
                                 BANK ACCOUNTS

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:                February 2002



3. Bank Accounts - Disbursement Listing

AmSouth CDA:

  Check Num                    Vendor                            Amount        Check Date
-----------------------------------------------------------------------------------------

       224209 ONCOLOGY RESOURCE CONSULTANTS                        206.25      2/11/2002
       224210 DAVID W. O'ROURKE                                    106.95      2/11/2002
       224211 NOTIFY MD DBA PHYSICIAN EXCHANGE                   1,313.60      2/11/2002
       224212 PIP PRINTING                                         181.05      2/11/2002
       224213 PLAN ADMINISTRATORS, INC.                            575.00      2/11/2002
       224214 VERIZON WIRELESS                                      79.62      2/11/2002
       224215 PROFESSIONAL COMPUTER                              7,797.11      2/11/2002
       224216 PROFESSIONAL OFFICE SERVICES                         492.07      2/11/2002
       224217 PHYSICIAN SALES & SERVICE                          4,468.07      2/11/2002
       224218 PHYSICIAN SALES & SERVICE                            226.31      2/11/2002
       224219 RICOH CORPORATION                                    212.99      2/11/2002
       224220 RECORDKEEPERS                                      1,133.14      2/11/2002
       224221 CALIGOR                                           22,210.63      2/11/2002
       224222 SECOND CHANCE LIFE SKILLS, INC.                       68.48      2/11/2002
       224223 SHARP DATA FORMS INCORPORATED                        330.85      2/11/2002
       224224 SIMS DELTEC, INC.                                  2,026.39      2/11/2002
       224225 QUEST DIAGNOSTICS                                    230.00      2/11/2002
       224226 SPRINT                                               365.44      2/11/2002
       224227 STERLING TRUST COMPANY                            11,918.65      2/11/2002
       224228 TACY MEDICAL                                         256.00      2/11/2002
       224229 TAP PHARMACEUTICALS                                5,506.23      2/11/2002
       224230 TECHNOLOGY PARTNERS                                  130.00      2/11/2002
       224231 VERIZON WIRELESS MESSAGING SERV                       17.12      2/11/2002
       224232 WEINTRAUB, STOCK, BENNETT                            775.50      2/11/2002
       224233 WINDWARD COMMUNICATIONS, INC.                        419.76      2/11/2002
       224234 WESTERN INSTITUTIONAL REVIEW                         200.00      2/11/2002
       224235 WIRELESS BROADCASTING                                 63.12      2/11/2002
       224236 WORLDCOM TECHNOLOGIES, INC.                          255.21      2/11/2002
       224237 ZEPHYRHILLS NATURAL SPRING WATER                     301.83      2/11/2002
       224238 BECKMAN COULTER, INC.                                692.50      2/12/2002
       224239 LABEL EXPRESS, INC.                                  120.00      2/12/2002
       224240 ONCOLOGY SUPPLY COMPANY, INC.                      1,925.46      2/12/2002
       224241 VYSIS                                                827.03      2/12/2002
       224242 ARDUS MEDICAL, INC.                                1,373.14      2/13/2002
       224243 BECKMAN COULTER, INC.                              2,485.72      2/13/2002
       224244 CALIFORNIA CRYOBANK, INC.                          1,610.00      2/13/2002
       224245 GENERAL MEDICAL CORPORATION                        3,076.56      2/13/2002
       224246 BAXTER                                               232.56      2/13/2002
       224247 PHYLLIS KIRBY                                        384.26      2/13/2002
       224248 RICHARD DAVERSA                                    1,658.23      2/13/2002
       224249 CALIGOR                                              187.27      2/13/2002
       224250 ZENECA PHARMACEUTICALS                             1,792.10      2/13/2002
       224251 ABBOTT LABORATORIES                                8,859.66      2/14/2002
       224252 ADP INC.                                             735.32      2/14/2002
       224253 AMTEC MEDICAL, INC.                                  265.54      2/14/2002
       224254 BECKMAN COULTER, I NC.                               917.45      2/14/2002
       224255 BERGEN BRUNSWIG MEDICAL CORP                         187.01      2/14/2002
       224256 CALIFORNIA CRYOBANK, INC.                          4,313.00      2/14/2002
       224257 VERIZON WIRELESS                                     780.85      2/14/2002
       224258 COMPUTER RESULTS                                   2,531.57      2/14/2002
       224259 CROWN BANK LEASING                                    39.62      2/14/2002
       224260 FISHER HEALTHCARE                                    469.46      2/14/2002
       224261 ECONOMY STATIONERS, INC.                             146.58      2/14/2002
       224262 FEDEX                                                 32.94      2/14/2002
       224263 FLORIDA BLOOD SERVICES, INC.                         572.00      2/14/2002
       224264 GENERAL MEDICAL CORPORATION                       18,949.80      2/14/2002
       224265 HELLO DIRECT INCORPORATED                            148.97      2/14/2002
       224266 HEMATRONIX INCORPORATED                              788.11      2/14/2002
       224267 HORIZON MEDICAL PRODUCTS, INC.                     1,328.13      2/14/2002
       224268 BAXTER                                               621.76      2/14/2002
       224269 MCI WORLDCOM                                       1,282.98      2/14/2002
       224270 MERCEDES MEDICAL, INC.                             1,472.18      2/14/2002
       224271 ORTHO-CLINICAL DIAGNOSTICS                            57.40      2/14/2002
       224272 SIMS DELTEC, INC.                                    487.24      2/14/2002
       224273 TAP PHARMACEUTICALS                                4,746.75      2/14/2002
       224274 ZENECA PHARMACEUTICALS                             1,001.49      2/14/2002
       224275 AGENCY SERVICES                                      378.00      2/15/2002
       224276 ARMSTRONG ALLEN, PLLC                                453.65      2/15/2002
       224277 BOCA RATON SURGICAL SUPPLY                         7,297.24      2/15/2002
       224278 CALIFORNIA CRYOBANK, INC.                            271.00      2/15/2002

                                   SCHEDULE 3
                                 BANK ACCOUNTS

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:                February 2002



3. Bank Accounts - Disbursement Listing

AmSouth CDA:

  Check Num                    Vendor                           Amount         Check Date
-----------------------------------------------------------------------------------------
       224279 HORSESHOE BENEFITS                                   295.56      2/15/2002
       224280 INTERNAL REVENUE SERVICE                           1,525.81      2/15/2002
       224281 VETERANS PRESS                                       932.15      2/15/2002
       224282 ONCOLOGY SUPPLY COMPANY, INC.                    126,188.18      2/15/2002
       224249 CALIGOR                                             (187.27)     2/18/2002
       224283 ABEL MEDICAL INC                                      20.00      2/18/2002
       224284 AGENCY FOR HEALTHCARE ADMIN                        1,592.00      2/18/2002
       224285 AIRCOM, INC.                                          83.70      2/18/2002
       224286 AIRBORNE EXPRESS                                     172.90      2/18/2002
       224287 ALPHA OMEGA BUSINESS SYSTEMS                         507.09      2/18/2002
       224288 AMTEC MEDICAL INC.                                   795.77      2/18/2002
       224289 AT&T WIRELESS                                         66.62      2/18/2002
       224290 BECKMAN COULTER INC.                               7,549.50      2/18/2002
       224291 CLEAN NET INC                                        980.50      2/18/2002
       224292 CORPORATE EXPRESS                                     49.74      2/18/2002
       224293 FISHER HEALTHCARE                                    154.98      2/18/2002
       224294 ENS                                                  303.00      2/18/2002
       224295 FEDEX                                                124.74      2/18/2002
       224296 FLORIDA BLOOD SERVICES, INC.                         812.00      2/18/2002
       224297 FPL                                                1,175.79      2/18/2002
       224298 GENERAL MEDICAL CORPORATION                          506.67      2/18/2002
       224299 GENERAL MEDICAL CORPORATION                          724.02      2/18/2002
       224300 LANIER HEALTHCARE                                    104.86      2/18/2002
       224301 MEDICAL MANAGER SOUTHEAST, INC.                      441.50      2/18/2002
       224302 OFFICE DEPOT                                       1,306.09      2/18/2002
       224303 OFFICE PRODUCTS & SERVICES, INC.                   1,102.00      2/18/2002
       224304 PRN MEDICAL INCORPORATED                             215.45      2/18/2002
       224305 PROFESSIONAL COMPUTER                                570.50      2/18/2002
       224306 PROFESSIONAL OFFICE SERVICES                         203.22      2/18/2002
       224307 RESERVE ACCOUNT                                    2,000.00      2/18/2002
       224308 RHODES LAUCK & ASSOCIATES, INC.                      324.42      2/18/2002
       224309 CALIGOR                                              657.12      2/18/2002
       224310 SAM'S CLUB/GECF                                      920.84      2/18/2002
       224311 SECURITY BUSINESS RECORDS MGT*                       390.72      2/18/2002
       224312 SIMS DELTEC, INC.                                    296.80      2/18/2002
       224313 TAP PHARMACEUTICALS                                3,607.53      2/18/2002
       224314 DENISE A VANDER WEG                                   98.52      2/18/2002
       224315 XEROGRAPHICS                                          70.69      2/18/2002
       224316 CALIGOR                                              187.27      2/18/2002
       223585 OFFICE DEPOT                                        (483.34)     2/19/2002
       223891 OFFICE DEPOT                                        (534.61)     2/19/2002
       224096 AT&T WIRELESS                                       (507.43)     2/19/2002
       224207 OFFICE DEPOT                                        (531.59)     2/19/2002
       224317 FRANK M. BUMSTEAD                                  4,750.00      2/19/2002
       224318 P.ANTHONY JACOBS                                   4,750.00      2/19/2002
       224319 LAWRENCE KUGELMAN                                  4,750.00      2/19/2002
       224320 JAMES R. SEWARD                                    4,750.00      2/19/2002
       224321 WILLIAM WEST, M.D.                                 4,000.00      2/19/2002
       224322 BIO-SERVE,INC.                                       378.00      2/19/2002
       224323 DAVID SWEET                                          325.00      2/19/2002
       224324 BRENDA J. HENDERSHOT                               1,651.40      2/19/2002
       224325 NEXAIR, LLC                                          608.85      2/19/2002
       224326 OFFICE DEPOT                                       1,549.54      2/19/2002
       224327 ONCOLOGY MANAGERS OF FLORIDA                         496.00      2/19/2002
       224328 PORTLAND MARRIOTT DOWNTOWN                           719.20      2/19/2002
       224329 PSS-ORLANDO                                        1,788.18      2/19/2002
       224330 SECURITY LINK FROM AMERITECH                          79.34      2/19/2002
       224332 AGENCY SERVICES                                      843.25      2/20/2002
       224333 BECKMAN COULTER INC.                                 453.00      2/20/2002
       224334 FLOOD, BUMSTEAD, MCCREADY                            340.88      2/20/2002
       224335 LAWRENCE KUGELMAN                                  1,083.00      2/20/2002
       224335 GENERAL MEDICAL CORPORATION                          727.25      2/20/2002
       224337 MEADOWS BUSINESS SYSTEMS INC.                        513.11      2/20/2002
       224338 ONCOLOGY SUPPLY                                    9,447.95      2/20/2002
       224339 GE GROUP LIFE ASSURANCE CO.                        1,911.67      2/20/2002
       224339 GE GROUP LIFE ASSURANCE CO.                       (1,911.67)     2/20/2002
       224340 PRINTING BY HEARN                                  2,505.84      2/20/2002
       224341 JAMES R. SEWARD                                      661.13      2/20/2002
       224342 SCOTT RINDNER                                     32,128.75      2/20/2002
       222956 THE TRUST COMPANY                                 (1,624.20)     2/21/2002

                                   SCHEULE 3
                                 BANK ACCOUNTS

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:                February 2002



3. Bank Accounts - Disbursement Listing

AmSouth CDA:

  Check Num                    Vendor                            Amount        Check Date
-----------------------------------------------------------------------------------------
       224331 AT&T (Check by Direct Debit)                         628.68      2/21/2002
       224343 ABBOTT LABORATORIES                                2,201.72      2/21/2002
       224344 ABDICK PRODUCTS CO.                                  188.41      2/21/2002
       224345 ALPHA OMEGA BUSINESS SYSTEMS                         432.28      2/21/2002
       224346 AMERICAN BUSINESS SECURITY, INC.                     180.00      2/21/2002
       224347 AMTEC MEDICAL INC.                                   200.30      2/21/2002
       224348 APPALACHIA BUSINESS                                   99.59      2/21/2002
       224349 ARCHIVES MANAGEMENT                                  946.95      2/21/2002
       224350 AT&T                                                 365.09      2/21/2002
       224351 AT&T                                               2,086.90      2/21/2002
       224352 AT&T                                               1,944.91      2/21/2002
       224353 AT&T WIRELESS                                        135.82      2/21/2002
       224354 CHRISTINE BAKER                                      143.00      2/21/2002
       224355 BAPTIST & PHYSICIANS PPO                             100.00      2/21/2002
       224356 BECKMAN COULTER INC.                               5,454.45      2/21/2002
       224357 VERIZON                                                5.09      2/21/2002
       224358 BELLSOUTH                                            526.67      2/21/2002
       224359 BERGEN BRUNSWIG MEDICAL CORP                         803.13      2/21/2002
       224360 BROWNING FERRIS INDUSTRIES                           148.82      2/21/2002
       224361 STERICYCLE/BFI MEDICAL WASTE                       3,780.24      2/21/2002
       224362 STERICYCLE INC                                       220.00      2/21/2002
       224363 BOCA RATON SURGICAL SUPPLY                         3,117.81      2/21/2002
       224364 BSMG WORLDWIDE INC                                 1,284.29      2/21/2002
       224365 CHATTANOOGA COCA-COLA                                 48.21      2/21/2002
       224366 CLAUSEN BROTHERS MOVING CO.                          554.25      2/21/2002
       224367 COMMODORE MEDICAL SERVICES                           164.45      2/21/2002
       224368 COPYCO INCORPORATED                                  153.81      2/21/2002
       224369 CULLIGAN WATER                                         9.27      2/21/2002
       224370 FISHER HEALTHCARE                                  1,012.92      2/21/2002
       224371 ECONOMY STATIONERS, INC.                             382.75      2/21/2002
       224372 ELITE PROFESSIONAL SERVICES                          120.00      2/21/2002
       224373 EXPRESS COURIER, INC.                                105.00      2/21/2002
       224374 FEDEX                                              2,238.82      2/21/2002
       224375 FLORIDA BLOOD SERVICES, INC.                       1,024.00      2/21/2002
       224376 FLORIDA HEALTHCARE SUPPLY INC.                    10,175.38      2/21/2002
       224377 FLORIDA MEDICAL COMPUTERS, INC.                    1,009.63      2/21/2002
       224378 VERIZON WIRELESS                                     965.51      2/21/2002
       224379 HORIZON MEDICAL PRODUCTS                             718.28      2/21/2002
       224380 INTERNATIONAL COMPUTER                                84.80      2/21/2002
       224381 IKON OFFICE SOLUTIONS                                180.78      2/21/2002
       224382 INTERCALL                                            349.90      2/21/2002
       224383 MALLINCKRODT INC.                                  1,434.30      2/21/2002
       224384 MARTIN MEMORIAL HEALTH SYSTEMS                       411.28      2/21/2002
       224385 MEMPHIS COMMUNICATIONS CORP.                         299.72      2/21/2002
       224386 MCI                                                2,031.77      2/21/2002
       224387 MCI WORLDCOM COMMUNICATIONS                          487.37      2/21/2002
       224388 MEDFORMS                                           3,653.84      2/21/2002
       224389 MEDICAL TRANSCRIPTION SERVICE                      3,080.04      2/21/2002
       224390 MICRO FILTRATIONS INCORPORATED                       220.00      2/21/2002
       224391 MEMPHIS LIGHT, GAS AND WATER                         214.97      2/21/2002
       224392 OFFICE DEPOT                                         371.44      2/21/2002
       224393 OFFICE PRODUCTS & SERVICES, INC.                     110.19      2/21/2002
       224394 PARAMOUNT/U-LI-KA CLEANERS                            53.64      2/21/2002
       224395 PBCC                                               1,150.20      2/21/2002
       224396 PIP PRINTING                                         182.82      2/21/2002
       224397 PSS-ST.PETERSBURG                                  3,485.64      2/21/2002
       224398 CALIGOR                                            9,630.01      2/21/2002
       224398 CALIGOR                                            2,125.83      2/21/2002
       224399 SECOND CHANCE LIFE SKILLS, INC.                      853.41      2/21/2002
       224400 SIMS DELTEC, INC.                                    383.40      2/21/2002
       224401 QUEST DIAGNOSTICS                                     48.41      2/21/2002
       224402 PETE STARK                                           455.36      2/21/2002
       224403 SVI SYSTEMS INCORPORATED                             111.83      2/21/2002
       224404 TAP PHARMACEUTICALS                                1,708.83      2/21/2002
       224405 TECHNOLOGY PARTNERS                                  900.41      2/21/2002
       224406 PRIMUS TELECOMMUNICATIONS                             81.23      2/21/2002
       224407 THE TRUST COMPANY                                  2,311.15      2/21/2002
       224408 VISIBLE COMPUTER SUPPLY                               19.50      2/21/2002
       224115 MEDICAL MANAGER SOUTHEAST                         (6,055.00)     2/22/2002
       224409 ONCOLOGY SUPPLY                                   47,847.32      2/22/2002

                                   Schedule 3
                                 Bank Accounts
                                                                     Page 6 of 8

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:                February 2002



3. Bank Accounts - Disbursement Listing

AmSouth CDA:

  Check Num                    Vendor                            Amount        Check Date
-----------------------------------------------------------------------------------------
       224410 ABBOTT LABORATORIES                                  817.25      2/25/2002
       224411 AGA LINDE HEALTHCARE                                 144.37      2/25/2002
       224412 AKIN,GUMP,STRAUSS, HAUER                          29,894.02      2/25/2002
       224413 SIGNIUS                                               80.45      2/25/2002
       224414 BERGEN BRUNSWIG MEDICAL CORP.                      1,995.13      2/25/2002
       224415 BERGEN BRUNSWIG MEDICAL CORP.                      1,119.89      2/25/2002
       224416 BIO-MED PLUS                                         982.16      2/25/2002
       224417 CANANWILL INC.                                    73,987.15      2/25/2002
       224418 COPYCO INCORPORATED                                  191.70      2/25/2002
       224419 CORPORATE EXPRESS                                    311.74      2/25/2002
       224420 FISHER HEALTHCARE                                    100.56      2/25/2002
       224421 CYPRESS REFRESHMENTS, INC.                           841.08      2/25/2002
       224422 EXPRESS COURIER INC.                                 105.00      2/25/2002
       224423 FEDEX                                                  8.64      2/25/2002
       224424 FLORIDA BLOOD SERVICES, INC.                          80.00      2/25/2002
       224425 GENERAL MEDICAL CORPORATION                          304.78      2/25/2002
       224426 GENERAL MEDICAL CORPORATION                        2,124.45      2/25/2002
       224427 GREENBERG TRAURIG HOFFMAN                          7,856.21      2/25/2002
       224428 HARRIS,SHELTON,DUNLAP,COBB                         7,509.23      2/25/2002
       224429 HORIZON MEDICAL PRODUCTS, INC.                       979.20      2/25/2002
       224430 MCI                                                4,972.69      2/25/2002
       224431 MCI WORLDCOM                                           0.75      2/25/2002
       224432 MEDIFAX EDI                                            5.00      2/25/2002
       224433 MEDICAL MANAGER                                    1,190.00      2/25/2002
       224434 METROPOLITAN TRUSTEE                               1,175.59      2/25/2002
       224435 MICRO FILTRATIONS INCORPORATED                     1,141.81      2/25/2002
       224436 NU TEL COMMUNICATIONS, INC.                          140.00      2/25/2002
       224437 PHILIPS MEDICAL SYSTEMS                            1,599.92      2/25/2002
       224438 PROFESSIONAL OFFICE SERVICES                          27.06      2/25/2002
       224439 PSS-ORLANDO                                       14,278.56      2/25/2002
       224440 PYRAMID COURIERS, INC.                                20.00      2/25/2002
       224441 NICOLE ROLESON                                     1,168.47      2/25/2002
       224442 SECURITY SYSTEMS OF MEMPHIS                           65.00      2/25/2002
       224443 SEO ENTERPRISES INCORPORATED                         110.00      2/25/2002
       224444 SHARP DATA FORMS INCORPORATED                        107.17      2/25/2002
       224445 SHELBY COUNTY TRUSTEE                             17,540.50      2/25/2002
       224446 STATEWIDE MEDICAL SERVICES                           171.00      2/25/2002
       224447 STUART NEWS                                          527.53      2/25/2002
       224448 SUN TRUST BANK                                     2,330.86      2/25/2002
       224449 TAP PHARMACEUTICALS                                6,392.68      2/25/2002
       224450 TENNESSEE ASSOC ELECTRIC, INC.                       210.00      2/25/2002
       224451 XEROGRAPHICS                                         246.26      2/25/2002
       224452 ZENECA PHARMACEUTICALS                               841.24      2/25/2002
       224453 9330 PW CONDOMINIUM LLC                            2,228.33      2/26/2002
       224454 ADVANTA BUSINESS SERVICES                            326.48      2/26/2002
       224455 ADVANTA BUSINESS SERVICES                            190.80      2/26/2002
       224456 BAPTIST MEDICAL ARTS BLDG.                         7,562.14      2/26/2002
       224457 BOCA RATON COMMUNITY HOSPITAL                      8,501.26      2/26/2002
       224458 BOCA RATON SURGICAL SUPPLY                         4,629.15      2/26/2002
       224459 CAPROCK INVESTMENTS, LLC.                         49,988.30      2/26/2002
       224460 CDR MEDICAL ASSOCIATES, LTD.                      16,817.44      2/26/2002
       224461 CDR MEDICAL ASSOCIATES, LTD.                       6,157.26      2/26/2002
       224462 COPYCO INCORPORATED                                  172.31      2/26/2002
       224463 COPYCO INCORPORATED                                  151.83      2/26/2002
       224464 COPYCO INCORPORATED                                  154.87      2/26/2002
       224465 CROWN BANK LEASING                                   295.13      2/26/2002
       224466 C.S.C. CONDOMINIUM ASSOCIATION                       229.55      2/26/2002
       224467 DIAGNOSTIC CLINIC OF HOUSTON                       1,024.25      2/26/2002
       224468 EQUIPMENT LEASING COMPANY                            461.97      2/26/2002
       224469 ERVIN LEASING                                        120.97      2/26/2002
       224470 FORT WAYNE MEDICAL ONCOLOGY                          520.50      2/26/2002
       224471 GE MEDICAL SYSTEMS                                 8,781.00      2/26/2002
       224471 GE MEDICAL SYSTEMS                                 7,083.84      2/26/2002
       224472 HEM-ONC PROPERTIES                                24,747.97      2/26/2002
       224473 GENE CHRUSCIEL                                        29.95      2/26/2002
       224474 JEFFERSON MEDICAL COMMONS                            604.83      2/26/2002
       224475 LEASECARD                                          1,696.00      2/26/2002
       224476 LHT KNOXVILLE LLC                                  5,274.48      2/26/2002
       224477 MARTIN MEMORIAL MEDICAL CENTER                     3,965.28      2/26/2002
       224478 COLUMBIA MEDICAL GROUP                               450.00      2/26/2002

                                  SCHEDULE 3
                                 BANK ACCOUNTS

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

3. Bank Accounts - Disbursement Listing

AMSOUTH CDA:

            CHECK NUM               VENDOR                                          AMOUNT            CHECK DATE
            -----------------------------------------------------------------------------------------------------
             224479      MITA FINANCIAL SERVICES                                       580.07         2/26/2002
             224480      COVENANT HEALTH PROPERTIES                                  8,880.26         2/26/2002
             224481      GE GROUP LIFE ASSURANCE CO.                                 1,706.98         2/26/2002
             224482      PMPSSJ, LTD.                                                7,758.11         2/26/2002
             224483      RCFA HEALTHCARE MGMT. SVCS. LLC                                85.00         2/26/2002
             224484      RICHARD DAVERSA                                             2,133.71         2/26/2002
             224485      WEST MICHIGAN HEMA/ONCO,P.C.                                1,035.62         2/26/2002
             224486      PROFESSIONAL OFFICE BUILDING                               18,524.93         2/26/2002
             224487      STERLING TRUST COMPANY                                     11,678.19         2/26/2002
             224488      TOSHIBA AMERICA INFO SYS INC.                                 170.12         2/26/2002
             224489      THE TRUST COMPANY                                           1,373.18         2/26/2002
             224490      VANGUARD FINANCIAL SERV. CORP                                 150.06         2/26/2002
             224491      VANGUARD FINANCIAL SERV. CORP                                 150.06         2/26/2002
             224492      WESTON MANAGEMENT COMPANY                                   1,750.00         2/26/2002
             224493      CALIFORNIA CRYOBANK, INC.                                     408.00         2/27/2002
             224494      GENERAL MEDICAL CORPORATION                                   528.00         2/27/2002
             224495      ONCOLOGY SUPPLY                                            50,787.70         2/27/2002
             224496      ABBOTT LABORATORIES                                         4,352.89         2/28/2002
             224497      ADP INC                                                     2,304.18         2/28/2002
             224498      AGENCY SERVICES                                               315.00         2/28/2002
             224499      BAY AREA MEDICAL EXCHANGE                                     454.46         2/28/2002
             224500      BECKMAN COULTER, INC.                                       2,099.42         2/28/2002
             224501      BECTON-DICINSON                                             5,789.47         2/28/2002
             224502      BERGEN BRUNSWIG MEDICAL CORP.                               2,120.93         2/28/2002
             224503      BIO-RAD LABORATORIES                                          908.91         2/28/2002
             224504      BIO-SPEC, INC.                                                804.50         2/28/2002
             224505      BOCA RATON SURGICAL SUPPLY                                  1,525.63         2/28/2002
             224506      CORPORATE EXPRESS                                              32.91         2/28/2002
             224507      FISHER HEALTHCARE                                             205.71         2/28/2002
             224508      FPL                                                           105.58         2/28/2002
             224509      GENERAL MEDICAL CORPORATION                                 7,734.96         2/28/2002
             224510      HUMANA HEALTH INSURANCE OF FL.                             12,916.65         2/28/2002
             224511      INTERSTATE EXPRESS INC.                                       588.50         2/28/2002
             224512      NEXAIR,LLC                                                    850.20         2/28/2002
             224513      OFFICE DEPOT                                                   49.41         2/28/2002
             224514      OFFICE PRODUCTS & SERVICES INC.                               401.73         2/28/2002
             224515      ONCOLOGY SUPPLY                                                32.31         2/28/2002
             224516      PROFESSIONAL OFFICE SERVICES                                   60.58         2/28/2002
             224517      CALIGOR                                                     1,474.40         2/28/2002
             224518      SEO ENTERPRISES INCORPORATED                                    6.60         2/28/2002
             224519      SIGMA INTERNATIONAL                                           259.00         2/28/2002
             224520      TAP PHARMACEUTICALS                                         4,746.75         2/28/2002
             224521      UNICOMP CORP OF AMERICA                                       770.00         2/28/2002
             224522      UNITED HEALTHCARE                                          32,670.69         2/28/2002
             224523      UNUM LIFE INSURANCE                                           538.50         2/28/2002
             224524      UNITED STATES POSTAL SERVICE                                  900.00         2/28/2002
             224525      VERIZON WIRELESS MESSAGING SRV                                 17.12         2/28/2002
             224526      XEROGRAPHICS                                                  208.79         2/28/2002
              Debit      NSS                                                     1,555,555.87           Various
              Debit      OTNJV                                                   3,230,624.32           Various
              Debit      Professional Computer Systems / Support                     3,980.86          02/07/02
                                                                                 ------------

                                 Total Disb M/E 2/28/02 - CDA                    6,421,157.98
                                                                                 ------------


                                  Schedule 3
                                 Bank Accounts                       Page 8 of 8

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

3. Bank Accounts - Disbursement Listing

AMSOUTH CONCENTRATION ACCOUNT:

TRANSACTION                        PAYEE/DESCRIPTION                               AMOUNT             DATE
-----------------------------------------------------------------------------------------------------------
                     Debit Interest Payment - Senior Debt                        131,038.71
                     Debit Fidelity / 401(k) Plan                                 57,310.84

                                                                                 ----------
                                Total Disb M/E 2/28/02 - Concentration           188,349.55
                                                                                 ----------

BANK OF AMERICA IMPREST ACCOUNT:

TRANSACTION                        PAYEE/DESCRIPTION            AMOUNT            DATE
----------------------------------------------------------------------------------------
Checks/Debit                            Various               13,242.29         Various
                                                              ---------

AMSOUTH PAYROLL ACCOUNT:

 PPE                          COMPANY/DESCRIPTION             GROSS             TAXES                TOTAL P/R
----------------------------------------------------------------------------------------------------------------
                                   VE4/ROI              $   178,707.26       $  73,107.22         $  251,814.48
                                   VE8/PAO                   60,209.49          35,470.96             95,680.45
                                   VFA/TRC                   31,425.08          16,816.09             48,241.17
                                   VFC/BOC                   61,549.78          41,193.13            102,742.91
                                   VFD/HRF                   23,558.73          11,452.43             35,011.16
                                                        --------------------------------------------------------

                                   PPE 02/01/02         $   355,450.34       $ 178,039.83         $  533,490.17
                                                        ========================================================

                                   VE4/ROI              $   165,228.69       $  67,678.75         $  232,907.44
                                   VE8/PAO                   55,614.08          31,113.48             86,727.56
                                   VFA/TRC                   30,872.81          16,606.82             47,479.63
                                   VFC/BOC                  100,189.81          79,491.65            179,681.46
                                   VFD/HRF                   23,441.89          11,379.77             34,821.66
                                                        --------------------------------------------------------

                                   PPE 02/15/02         $   375,347.28       $ 206,270.47         $  581,617.75
                                                        ========================================================

TOTAL                                                   $   730,797.62       $ 384,310.30         $1,115,107.92
                                                        ========================================================

              TOTAL DISBURSEMENTS - M/E 2/28/02           7,737,857.74
                                                        ==============


                                  Schedule 3
                                 Bank Accounts                       Page 1 of 1

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

4. Postpetition Payments

Payments to:

                                                                                            CK      COURT ORDER
                                    PAYEE                                AMT      DATE      NUM        DATE
------------------------------------------------------------------------------------------------------------------------------------
Professionals (attorneys, accountants, etc.)

         Akin, Gump, Strauss,Hauer & Feld, LLP                        $ 40,000  2/11/2002  224151  April 3, 2001
         Akin, Gump, Strauss,Hauer & Feld, LLP                          29,894  2/25/2002  224412  April 3, 2001
         Greenberg, Traurig, Hoffman                                     7,856  2/25/2002  224427  June 30, 2001
         Harris, Shelton, Dunlap, Cobb & Ryder                           7,509  2/25/2002  224428  April 3, 2001
         KPMG LLP                                                       25,000  2/11/2002  224194  June 13, 2001
         Scott Rindner                                                  32,129  2/20/2002  224342  July 30, 2001

Prepetition debts:

         No payments on prepetition debts made during February, 2002        --  n/a        n/a     4/3/2001 (Supplemented 5/18/01)


                                  Schedule 4
                             Postpetition Payments

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

(In Thousands)

Comparative Balance Sheets

                                                                                      Filing Date
                                                                                      March 29,        April 30,         May 31,
                                                                                        2001             2001             2001
                                                                                      ---------        ---------        ---------
ASSETS
CURRENT ASSETS
        Cash and cash equivalents                                                     $   4,153        $  10,126        $   7,045
        Accounts receivable                                                              13,906           13,844           13,293
           Less: Allowance for doubtful accounts                                         (3,591)          (3,555)          (3,565)
        Supplies and pharmaceuticals                                                      3,035            3,513            3,741
        Prepaid expenses and other current assets                                         3,616            3,560            3,248
        Due from affiliated physician groups                                             13,338           13,406           13,011
        Deferred income taxes                                                             1,168            1,168            1,168
                                                                                      ---------        ---------        ---------

           TOTAL CURRENT ASSETS                                                          35,625           42,062           37,939

PROPERTY, PLANT & EQUIPMENT, at cost                                                     13,913           13,760           13,588
        Less:  Accumulated depreciation and amortization                                (11,942)         (11,845)         (11,758)
                                                                                      ---------        ---------        ---------

           NET PROPERTY, PLANT & EQUIPMENT                                                1,971            1,915            1,830

OTHER ASSETS
        Deferred charges                                                                    476              476              476
           Less: Accumulated amortization, deferred charges                                (398)            (424)            (450)
        Management service agreements                                                    51,917           51,917           51,917
           Less: Accumulated amortization, management service agreements                 (8,220)          (8,398)          (8,577)
        Other assets (1)                                                                 (1,450)          (1,437)          (1,437)
        Intercompany receivable (payable)                                                17,250           16,862           16,998
                                                                                      ---------        ---------        ---------

                                                                                         59,575           58,996           58,928
                                                                                      ---------        ---------        ---------

TOTAL ASSETS                                                                          $  97,171        $ 102,973        $  98,697
                                                                                      =========        =========        =========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
        Post petition liabilities and accruals                                               --        $   7,442        $   3,369
        Pre-petition liabilities:
           Secured debt                                                               $  29,199           29,199           29,199
           Priority debt                                                                     21               21               21
           Unsecured debt:
             Accounts payable and accrued expenses                                       16,285           16,285           16,285
             Subordinated notes payable                                                     756              756              756
             Capital lease obligations                                                      512              489              467
             Other GAAP accruals not included in schedules                                2,684            1,367            1,367
             Deferred income taxes                                                        3,525            3,525            3,525
                                                                                      ---------        ---------        ---------

         TOTAL LIABILITIES                                                               52,982           59,084           54,989

STOCKHOLDERS' EQUITY
        Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000 shares
           issued and outstanding 16,631 shares at each period end                           17               17               17
        Common stock, $.01 par value, authorized 30,000,000 shares; issued
           and outstanding 12,290,764 shares at each period end (2)                         123              123              123
        Paid-in capital                                                                 102,011          102,011          102,011
        Accumulated deficit:
           Through filing date                                                          (57,962)         (57,962)         (57,962)
           Post filing date                                                                  --             (300)            (481)
                                                                                      ---------        ---------        ---------

                                                                                         44,189           43,889           43,708
                                                                                      ---------        ---------        ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                            $  97,171        $ 102,973        $  98,697
                                                                                      =========        =========        =========
                                                                                             --               --               --

                                                                                    June 30,         July 31,        August 31,
                                                                                     2001              2001            2001
                                                                                   ---------        ---------        ----------
ASSETS
CURRENT ASSETS
        Cash and cash equivalents                                                  $   7,659        $   6,442        $   6,218
        Accounts receivable                                                           12,821           13,105           13,329
           Less: Allowance for doubtful accounts                                      (3,800)          (3,813)          (3,751)
        Supplies and pharmaceuticals                                                   3,691            3,773            3,904
        Prepaid expenses and other current assets                                      3,179            3,060            3,263
        Due from affiliated physician groups                                          12,344           11,779           11,460
        Deferred income taxes                                                          1,168            1,168            1,168
                                                                                   ---------        ---------        ---------

           TOTAL CURRENT ASSETS                                                       37,061           35,514           35,591

PROPERTY, PLANT & EQUIPMENT, at cost                                                  12,696           12,688           12,703
        Less:  Accumulated depreciation and amortization                             (11,028)         (11,113)         (11,206)
                                                                                   ---------        ---------        ---------

           NET PROPERTY, PLANT & EQUIPMENT                                             1,668            1,575            1,497

OTHER ASSETS
        Deferred charges                                                                  --               --               --
           Less: Accumulated amortization, deferred charges                               --               --               --
        Management service agreements                                                 51,917           51,917           51,917
           Less: Accumulated amortization, management service agreements              (8,755)          (8,933)          (9,112)
        Other assets (1)                                                              (1,437)          (1,437)          (1,437)
        Intercompany receivable (payable)                                             16,913           16,922           16,743
                                                                                   ---------        ---------        ---------

                                                                                      58,638           58,469           58,111
                                                                                   ---------        ---------        ---------

TOTAL ASSETS                                                                       $  97,368        $  95,558        $  95,199
                                                                                   =========        =========        =========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
        Post petition liabilities and accruals                                     $   2,446        $     956        $     943
        Pre-petition liabilities:
           Secured debt                                                               29,199           29,199           29,199
           Priority debt                                                                  21               21               21
           Unsecured debt:
             Accounts payable and accrued expenses                                    16,285           16,285           16,285
             Subordinated notes payable                                                  756              756              756
             Capital lease obligations                                                   444              421              405
             Other GAAP accruals not included in schedules                             1,367            1,367            1,367
             Deferred income taxes                                                     3,525            3,525            3,525
                                                                                   ---------        ---------        ---------

         TOTAL LIABILITIES                                                            54,043           52,530           52,501

STOCKHOLDERS' EQUITY
        Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000 shares
           issued and outstanding 16,631 shares at each period end                        17               17               17
        Common stock, $.01 par value, authorized 30,000,000 shares; issued
           and outstanding 12,290,764 shares at each period end (2)                      123              123              123
        Paid-in capital                                                              102,011          102,011          102,011
        Accumulated deficit:
           Through filing date                                                       (57,962)         (57,962)         (57,962)
           Post filing date                                                             (863)          (1,161)          (1,491)
                                                                                   ---------        ---------        ---------

                                                                                      43,325           43,028           42,698
                                                                                   ---------        ---------        ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $  97,368        $  95,558        $  95,199
                                                                                   =========        =========        =========
                                                                                          --               --               --

                                                                                    September 30,     October 31,      November 30,
                                                                                        2001             2001             2001
                                                                                    -------------     -----------      ------------
ASSETS
CURRENT ASSETS
        Cash and cash equivalents                                                     $   6,400        $   6,476        $   6,425
        Accounts receivable                                                              12,150           10,156            8,663
           Less: Allowance for doubtful accounts                                         (3,874)          (3,860)          (3,353)
        Supplies and pharmaceuticals                                                      3,967            3,593            3,599
        Prepaid expenses and other current assets                                         3,282            3,020            2,934
        Due from affiliated physician groups                                             11,646           11,414           11,759
        Deferred income taxes                                                                --               --               --
                                                                                      ---------        ---------        ---------

           TOTAL CURRENT ASSETS                                                          33,571           30,799           30,027

PROPERTY, PLANT & EQUIPMENT, at cost                                                     12,615           12,198           12,203
        Less:  Accumulated depreciation and amortization                                (11,218)         (10,885)         (10,975)
                                                                                      ---------        ---------        ---------

           NET PROPERTY, PLANT & EQUIPMENT                                                1,397            1,313            1,228

OTHER ASSETS
        Deferred charges                                                                     --               --               --
           Less: Accumulated amortization, deferred charges                                  --               --               --
        Management service agreements                                                    51,917           51,917           51,917
           Less: Accumulated amortization, management service agreements                 (9,290)          (9,468)          (9,647)
        Other assets (1)                                                                 (1,436)          (1,588)          (1,588)
        Intercompany receivable (payable)                                                16,701           16,796           16,807
                                                                                      ---------        ---------        ---------

                                                                                         57,892           57,657           57,489
                                                                                      ---------        ---------        ---------

TOTAL ASSETS                                                                          $  92,860        $  89,769        $  88,744
                                                                                      =========        =========        =========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
        Post petition liabilities and accruals                                        $   1,626        $   1,608        $   1,261
        Pre-petition liabilities:
           Secured debt                                                                  29,199           26,554           26,407
           Priority debt                                                                     21               21               21
           Unsecured debt:
             Accounts payable and accrued expenses                                       16,285           16,285           16,285
             Subordinated notes payable                                                     756              756              756
             Capital lease obligations                                                      390              374              359
             Other GAAP accruals not included in schedules                                1,413            1,413            1,413
             Deferred income taxes                                                          688              537              345
                                                                                      ---------        ---------        ---------

         TOTAL LIABILITIES                                                               50,378           47,548           46,847

STOCKHOLDERS' EQUITY
        Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000 shares
           issued and outstanding 16,631 shares at each period end                           17               17               17
        Common stock, $.01 par value, authorized 30,000,000 shares; issued
           and outstanding 12,290,764 shares at each period end (2)                         123              123              123
        Paid-in capital                                                                 102,011          102,011          102,011
        Accumulated deficit:
           Through filing date                                                          (57,962)         (57,962)         (57,962)
           Post filing date                                                              (1,707)          (1,968)          (2,292)
                                                                                      ---------        ---------        ---------

                                                                                         42,482           42,221           41,897
                                                                                      ---------        ---------        ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                            $  92,860        $  89,769        $  88,744
                                                                                      =========        =========        =========
                                                                                             --               --               --

                                                                                  December 31,      January 31,       February,
                                                                                      2001             2002             2002
                                                                                  ------------      -----------       ---------
ASSETS
CURRENT ASSETS
        Cash and cash equivalents                                                   $   6,328        $   5,059        $   6,229
        Accounts receivable                                                             7,563            8,166            7,114
           Less: Allowance for doubtful accounts                                       (2,342)          (1,980)          (1,847)
        Supplies and pharmaceuticals                                                    3,598            3,129            2,921
        Prepaid expenses and other current assets                                       2,648            2,562            2,661
        Due from affiliated physician groups                                           10,262           10,903           10,019
        Deferred income taxes                                                              --               --               --
                                                                                    ---------        ---------        ---------

           TOTAL CURRENT ASSETS                                                        28,057           27,839           27,097

PROPERTY, PLANT & EQUIPMENT, at cost                                                   12,087           12,132           12,121
        Less:  Accumulated depreciation and amortization                              (10,897)         (10,956)         (11,025)
                                                                                    ---------        ---------        ---------

           NET PROPERTY, PLANT & EQUIPMENT                                              1,190            1,176            1,096

OTHER ASSETS
        Deferred charges                                                                   --               --               --
           Less: Accumulated amortization, deferred charges                                --               --               --
        Management service agreements                                                  48,641           48,641           48,641
           Less: Accumulated amortization, management service agreements               (9,217)          (9,385)          (9,552)
        Other assets (1)                                                               (1,987)          (1,987)          (1,987)
        Intercompany receivable (payable)                                              16,891           15,845           16,008
                                                                                    ---------        ---------        ---------

                                                                                       54,328           53,114           53,110
                                                                                    ---------        ---------        ---------

TOTAL ASSETS                                                                        $  83,575        $  82,129        $  81,303
                                                                                    =========        =========        =========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
        Post petition liabilities and accruals                                      $   1,946        $   2,168        $   1,810
        Pre-petition liabilities:
           Secured debt                                                                26,407           25,336           25,336
           Priority debt                                                                   21               21               21
           Unsecured debt:
             Accounts payable and accrued expenses                                     16,285           16,285           16,285
             Subordinated notes payable                                                   306              306              306
             Capital lease obligations                                                    169              156              143
             Other GAAP accruals not included in schedules                              1,400            1,400            1,332
             Deferred income taxes                                                          0                0                0
                                                                                    ---------        ---------        ---------

         TOTAL LIABILITIES                                                             46,534           45,672           45,233

STOCKHOLDERS' EQUITY
        Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000 shares
           issued and outstanding 16,631 shares at each period end                         17               17               17
        Common stock, $.01 par value, authorized 30,000,000 shares; issued
           and outstanding 12,290,764 shares at each period end (2)                       123              123              123
        Paid-in capital                                                               102,011          102,011          102,011
        Accumulated deficit:
           Through filing date                                                        (57,962)         (57,962)         (57,962)
           Post filing date                                                            (7,148)          (7,732)          (8,119)
                                                                                    ---------        ---------        ---------

                                                                                       37,041           36,457           36,070
                                                                                    ---------        ---------        ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $  83,575        $  82,129        $  81,303
                                                                                    =========        =========        =========
                                                                                           --               --               --

Note/ The Balance Sheet, Statement of Income (Loss) and Statement of Cash Flows represents Response Oncology, Inc. which filed a voluntary petition under Chapter 11. The LLCs majority-owned by ROI are not consolidated in the attached schedules. The carrying value of various assets of ROI as of December 31, 2001, could be subject to material adjustments pending finalization of various sales transactions in 2002 and the completion of the Company's audit by KPMG, LLP.

  (1) Negative balance due to credit balances in certain investment in LLC accounts. These credit balances are due to distributions in excess of the original investment. When reporting on a consolidated basis, these accounts would be eliminated in consolidation.

  (2) Outstanding shares at December 31, 2001, January 31, 2002 and February 28, 2002 were 12,279,555.


                           Comparative Balance Sheet

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

(In Thousands)

Summary of Accounts Receivable

  DESCRIPTION                       CURRENT           31-50          81-90             >90 DAYS           BALANCE
-------------------------------------------------------------------------------------------------------------------
April 2001:

IMPACT Accounts Receivable           6,696              604            913              4,833              13,046

Atif Hussein, M.D.                      96               40             34                166                 336

Reference Lab                          103               85             53                220                 461
                                    -------------------------------------------------------------------------------

        Total                        6,895              729          1,000              5,219              13,844
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,558)
                                                                                                          ---------
        Net A/R                                                                                            10,289
                                                                                                          =========

May 2001:

IMPACT Accounts Receivable           4,438            3,101            286              4,729              12,554

Atif Hussein, M.D.                     124               41             21                143                 329

Reference Lab                          101               75             48                186                 410
                                    -------------------------------------------------------------------------------

        Total                        4,663            3,217            355              5,058              13,293
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,565)
                                                                                                          ---------
        Net A/R                                                                                             9,728
                                                                                                          =========

June 2001:

IMPACT Accounts Receivable           6,778              350            169              4,784              12,071

Atif Hussein, M.D.                     120               70             18                 97                 305

Reference Lab                          117               74             41                213                 445
                                    -------------------------------------------------------------------------------

        Total                        7,015              494            218              5,094              12,821
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,600)
                                                                                                          ---------
        Net A/R                                                                                             9,021
                                                                                                          =========

July 2001:

IMPACT Accounts Receivable           3,996            3,560            166              4,561              12,283

Atif Hussein, M.D.                     182               84             49                 88                 403

Reference Lab                          130               72             34                183                 419
                                    -------------------------------------------------------------------------------

        Total                        4,308            3,716            249              4,832              13,105
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,813)
                                                                                                          ---------
        Net A/R                                                                                             9,292
                                                                                                          =========

August 2001:

IMPACT Accounts Receivable           4,154            2,445          1,610              4,341              12,550

Atif Hussein, M.D.                     136              113             32                102                 383

Reference Lab                           82               87             21                206                 396
                                    -------------------------------------------------------------------------------

        Total                        4,372            2,645          1,663              4,649              13,329
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,751)
                                                                                                          ---------
        Net A/R                                                                                             9,578
                                                                                                          =========

September 2001:

IMPACT Accounts Receivable           3,712            3,279             78              4,328              11,397

                         Summary of Accounts Receivable              Page 1 of 2

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number: 01-24607-DSK
Month of: February 2002

(In Thousands)

Summary of Accounts Receivable


Summary of Accounts Receivable

Atif Hussein, M.D.                     129               47             21                 83                 280

Reference Lab                          115               70             66                222                 473
                                    -------------------------------------------------------------------------------

        Total                        3,956            3,396            165              4,633              12,150
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,874)
                                                                                                          ---------
        Net A/R                                                                                             8,276
                                                                                                          =========

October 2001:

IMPACT Accounts Receivable           2,748            2,527             49              4,151               9,475

Atif Hussein, M.D.                      --               --             55                124                 179

Reference Lab                           88              105             48                261                 502
                                    -------------------------------------------------------------------------------

        Total                        2,836            2,632            152              4,536              10,156
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,880)
                                                                                                          ---------
        Net A/R                                                                                             6,296
                                                                                                          =========

November 2001:

IMPACT Accounts Receivable           4,260              170             61              3,595               8,086

Atif Hussein, M.D.                      --               --             --                133                 133

Reference Lab                           60               45             62                277                 444
                                    -------------------------------------------------------------------------------

        Total                        4,320              215            123              4,005               8,663
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (3,353)
                                                                                                          ---------
        Net A/R                                                                                             5,310
                                                                                                          =========

December 2001:

IMPACT Accounts Receivable           2,463            1,904              9              2,625               7,001

Atif Hussein, M.D.                      --               --             --                 95                  95

Reference Lab                           72               45             27                323                 467
                                    -------------------------------------------------------------------------------

        Total                        2,535            1,949             36              3,043               7,563
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (2,342)
                                                                                                          ---------
        Net A/R                                                                                             5,221
                                                                                                          =========

January 2002:

IMPACT Accounts Receivable           3,431            1,876              1              2,351               7,659

Atif Hussein, M.D.                      --               --             --                 81                  81

Reference Lab                           78               52             24                272                 426
                                    -------------------------------------------------------------------------------

        Total                        3,509            1,929             25              2,704               8,166
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (1,980)
                                                                                                          ---------
        Net A/R                                                                                             6,186
                                                                                                          =========

February 2002:

IMPACT Accounts Receivable           4,406              345             --              1,890               6,641

Atif Hussein, M.D.                      --               --             --                 57                  57

Reference Lab                           86               50             27                253                 416
                                    -------------------------------------------------------------------------------

        Total                        4,492              395             27              2,200               7,114
                                    ===============================================================================
  Allowance for Doubtful Accounts                                                                          (1,847)
                                                                                                          ---------
        Net A/R                                                                                             5,267
                                                                                                          =========

                         SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:   February 2002

Postpetition Liabilities - OPR4

TAXES PAYABLE
   Federal Income Tax (Receivable)/Payable                 $        --

   FICA                                                             --

   Unemployment Tax                                                 --

   Sales Tax                                                        --

   Personal Property Tax                                            --

       TOTAL TAXES PAYABLE                                          --

POSTPETITION SECURED DEBT                                           --

POSTPETITION UNSECURED DEBT                                         --

ACCRUED INTEREST PAYABLE                                        (7,768)

TRADE ACCOUNTS PAYABLE & OTHER:

  TRADE ACCOUNTS PAYABLE (Paid per terms as due):

A&I TRAVEL SERVICE, INC.                                            30
ABBOTT LABORATORIES                                             14,526
ABDICK PRODUCTS CO.                                                194
ABEL MEDICAL, INC.                                                  20
ACCENT INSURANCE RECOVERY SOLUTIONS                              1,947
ADP, INC.                                                          827
AETNA US HEALTHCARE                                                 25
AIRBORNE EXPRESS                                                   299
AIRGAS                                                             102
AKIN, GUMP, STRAUSS, HAUER & FELD                              123,633
ALLEGIANCE HEALTHCARE CORP.                                      2,874
ALL POINTS BIOMEDICAL, INC.                                        161
ALLSTAR COMMUNICATIONS                                              75
ALLTEK CABLING TECHNOLOGIES                                        331
ALPHA OMEGA BUSINESS SYSTEMS                                     1,231
AMERISOURCE                                                     (8,303)
AMERI-KLEEN SERVICES, INC.                                         411
AMSOUTH BANK                                                    25,000
AON                                                             23,389
APPALACHIA BUSINESS SYSTEMS                                        170
APPLIED IMAGING SYSTEMS                                             16
ARCHIVES MANAGEMENT                                                785
ARCH WIRELESS                                                      149
AT&T                                                              (665)
AT&T WIRELESS                                                       97
BAXTER                                                          27,068
BAY LINEN, INC.                                                    342
BECKMAN COULTER, INC.                                           11,930
BECTON-DICKINSON                                                 1,020
BELL SOUTH                                                       8,068
BERGEN BRUNSWIG MEDICAL CORP.                                    3,353



                  Schedule of Postpetition Liabilities (OPR4)
                                  Page 1 of 4

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:   February 2002

Postpetition Liabilities - OPR4


BIO-MED PLUS                                                     1,920
BIO-SPEC, INC.                                                     677
BLOSSER ELECTRIC, INC.                                             159
BOCA RATON SURGICAL SUPPLY                                         618
BRENDA J. HENDERSHOT                                             1,114
CALIGOR                                                          1,475
CALIGOR SOUTH                                                      (79)
CALTAG LABORATORIES                                                505
CANCER TREATMENT CONSULTANTS                                       360
CAROL PHELPS                                                     1,458
CENTRAL PARKING SYSTEM                                             140
CLEAN AIR TECHNOLOGIES                                             173
COCA-COLA ENTERPRISES                                              173
COLLEGE OF AMERICAN PATHOLOGISTS                                  (610)
COMMODORE MEDICAL SERVICES                                         179
COPYCO INCORPORATED                                                212
CORPORATE EXPRESS                                                3,419
COLORADO STATE BOARD OF PHARMACY                                   160
CYPRESS REFRESHMENTS, INC.                                         766
DADE BEHRING                                                       755
DANKA                                                              491
DENISE VANDER WEG                                                   67
DIAGNOSTIC IMAGING                                                 112
ECONOMY STATIONERS, INC.                                         3,503
EXPRESS COURIER, INC.                                              548
FACTS AND COMPARISONS                                              373
FEDEX                                                            2,713
FIFTH AVENUE LAUNDRY                                               370
FISHER HEALTHCARE                                                1,739
FLORIDA BLOOD SERVICES, INC.                                     9,554
FLORIDA COCA-COLA BOTTLING CO.                                    (107)
FORT WAYNE MEDICAL ONCOLOGY                                        628
FPL                                                              1,593
FT. PIERCE UTILITIES AUTHORITY                                     189
GATEWAY GROUP PERSONNEL                                            198
GE CAPITAL CORPORATION                                             181
GENERAL MEDICAL                                                   (148)
GROSZ & STAMPER CONSTRUCTION                                     3,186
HORIZON MEDICAL PRODUCTS, INC.                                     758
INTERNATIONAL COMPUTER                                             763
INTERSTATE EXPRESS, INC.                                           477
KPMG LLP                                                        25,000
KRISANN HOWELL                                                     210
LANIER HEALTHCARE                                                   46
MALLINCKRODT, INC.                                               3,183
MARTIN PRINTING                                                    672
MASSEY SERVICES INCORPORATED                                        59
MCI                                                              4,973
MCI WORLDCOM                                                     1,271
MEDFORMS                                                            82
MEDICAL DISTRIBUTION, INC.                                        (592)
MEDICAL MANAGER                                                    595
MEDICAL MANAGER SOUTHEAST, INC.                                    475
MEDTRONIC USA, INC.                                                140
MEMPHIS COMMUNICATIONS CORP.                                        92



                  Schedule of Postpetition Liabilities (OPR4)
                                  Page 2 of 4

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:   February 2002

Postpetition Liabilities - OPR4


MERCY HOSPITAL                                                  62,014
NATIONSBANK OF DELAWARE, N.A.                                    3,861
NATIONWIDE MEDICAL WASTE                                         2,595
NEXAIR, LLC                                                        464
NEW HORIZONS                                                       225
NOTIFY MD DBA PHYSICIAN EXCHANGE                                 1,536
NSS                                                              6,009
OFFICE DEPOT                                                       160
OFFICE PRODUCTS & SERVICES, INC.                                 2,529
ONCOLOGY SUPPLY COMPANY, INC.                                   79,024
OTN                                                           (102,057)
PAT HENLEY                                                          38
PATHOLOGY GROUP OF MID-SOUTH                                    13,286
PBCC                                                               329
PDR/RED BOOK                                                       157
PHARMACIA & UPJOHN                                              (2,685)
PINNACLE PRODUCTS & SERVICES                                        21
PITNEY BOWES                                                       164
PITNEYWORKS                                                        (51)
PORTLAND WELDING SUPPLY                                            391
PRIMUS TELECOMMUNICATIONS                                           91
PROFESSIONAL COMPUTER                                            4,162
PROFESSIONAL OFFICE SERVICES                                        27
PSS - DEERFIELD                                                 (1,353)
PSS - KNOXVILLE                                                  1,754
PSS - ORLANDO                                                      252
PSS - ST. PETERSBURG                                               248
QUORUM REVIEW                                                    1,400
RECORDKEEPERS                                                      636
ROSS KERNS, M.D.                                                    85
RUSSELL CORNELIUS                                                  526
SECOND CHANCE LIFE SKILLS                                          303
SIGMA INTERNATIONAL                                                227
SIMS DELTEC, INC.                                                3,078
SPRINT                                                             366
SPRINT PCS                                                         100
STERICYCLE, INC./BFI MEDICAL WASTE                                 316
STERICYCLE, INC.                                                    53
SOUTHWESTERN BELL - DALLAS                                         (68)
SOUTHWESTERN BELL - TX                                             470
SUN SENTINEL                                                       641
TACY MEDICAL                                                     3,937
TAMPA BAY MEDICAL PRINTING                                         458
TAP PHARMACEUTICALS                                            113,534
TECHNOLOGY PARTNERS                                                796
TRINA NEILSON                                                       81
US CELLULAR                                                       (287)
US TRUSTEE                                                       7,167
VERIZON WIRELESS                                                   560
VERIZON WIRELESS                                                 3,200
VWR SCIENTIFIC PRODUCTS CORP.                                     (309)
W.B. SAUNDERS COMPANY                                               91
WHOLESALE AUDIO/VIDEO                                              164
WESTERN INSTITUTIONAL REVIEW                                     1,800
WORLDCOM TECHNOLOGIES                                               97



                  Schedule of Postpetition Liabilities (OPR4)
                                  Page 3 of 4

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:   February 2002

Postpetition Liabilities - OPR4



WYETH - AYERST LABORATORIES                                     (1,625)
ZENECA PHARMACEUTICALS                                            (896)
ZEPHYRHILLS NATURAL SPRING WATER                                   333

                                                           -----------

                                                           $   526,498
                                                           ===========


 OTHER A/P & ACCRUED LIABILITIES:

     Physician Purchased Services                          $  (112,650)
     MSO/Medical Director Fees                                 (18,585)
     BOD Fees/Shareholder Services                              37,845
     Accrued Payroll                                           335,403
     Accrued Bonuses/Severance                                  17,302
     Accrued Legal & Accounting                                863,987
     Reserve for Termination of MSA                            213,865
     Other Accrued Expenses                                    (45,866)
                                                           -----------

    TOTAL OTHER LIABILITIES                                $ 1,291,301
                                                           ===========

                                                           -----------
    TOTAL POSTPETITION LIABILITIES                         $ 1,810,031
                                                           -----------



                  Schedule of Postpetition Liabilities (OPR4)
                                  Page 4 of 4

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:         February 2002


Statement of Income (Loss)
(In Thousands)


                                                          April             May            June             July
                                                          2001             2001            2001             2001
                                                         --------         --------         -------         -------
NET REVENUE                                              $  9,370         $ 10,366         $ 9,160         $ 9,204

COSTS AND EXPENSES
        Salaries and benefits                               1,141            1,213           1,100           1,058
        Pharmaceuticals and supplies                        7,449            7,894           7,288           7,385
        Other operating costs                                 267              410             231             290
        General and administrative                            488              621             607             467
        Provision for doubtful accounts                        22               19             254               9
        Loss on impairment of physician practices              --               --              --              --
                                                         --------         --------         -------         -------

                                                            9,367           10,157           9,480           9,209
                                                         --------         --------         -------         -------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
        AND AMORTIZATION (EBITDA)                               3              209            (320)             (5)

        Interest expense                                      206              189             176             163
        Depreciation and amortization                         234              282             273             275
                                                         --------         --------         -------         -------

LOSS BEFORE INCOME TAXES                                     (437)            (262)           (770)           (443)

        Income tax benefit                                   (137)             (80)           (388)           (145)
                                                         --------         --------         -------         -------

NET LOSS                                                 $   (300)        $   (181)        $  (382)        $  (298)
                                                         ========         ========         =======         =======

                                                          August        September        October         November         December
                                                           2001            2001            2001            2001             2001
                                                         -------         -------         -------         --------         --------
NET REVENUE                                              $ 9,487         $ 8,653         $ 8,721         $  8,080         $  7,150

COSTS AND EXPENSES
        Salaries and benefits                              1,142             962           1,009            1,062            1,184
        Pharmaceuticals and supplies                       7,580           6,906           6,847            6,163            5,794
        Other operating costs                                298             201             227              172              195
        General and administrative                           520             427             654              778              900
        Provision for doubtful accounts                        9              80               7               14             (239)
        Loss on impairment of physician practices             --              --              --               --            4,137
                                                         -------         -------         -------         --------         --------

                                                           9,549           8,576           8,744            8,189           11,971
                                                         -------         -------         -------         --------         --------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
        AND AMORTIZATION (EBITDA)                            (62)             77             (23)            (109)          (4,821)

        Interest expense                                     162             159             142              124              112
        Depreciation and amortization                        271             270             270              268              268
                                                         -------         -------         -------         --------         --------

LOSS BEFORE INCOME TAXES                                    (495)           (352)           (435)            (501)          (5,201)

        Income tax benefit                                  (165)           (136)           (174)            (177)            (345)
                                                         -------         -------         -------         --------         --------

NET LOSS                                                 $  (330)        $  (216)        $  (261)        $   (324)        $ (4,856)
                                                         =======         =======         =======         ========         ========

                                                         January          February          Filing
                                                           2002             2002           To Date
                                                         -------         ---------         ---------
NET REVENUE                                              $ 9,053         $   6,926         $  96,170

COSTS AND EXPENSES
        Salaries and benefits                              1,000               822            11,692
        Pharmaceuticals and supplies                       7,457             5,293            76,057
        Other operating costs                                198               162             2,651
        General and administrative                           621               679             6,762
        Provision for doubtful accounts                       (5)                0               170
        Loss on impairment of physician practices             --                --             4,137
                                                         -------         ---------         ---------

                                                           9,271             6,956           101,470
                                                         -------         ---------         ---------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
        AND AMORTIZATION (EBITDA)                           (218)              (30)           (5,299)

        Interest expense                                     113               105             1,651
        Depreciation and amortization                        253               252             2,916
                                                         -------         ---------         ---------

LOSS BEFORE INCOME TAXES                                    (584)             (387)           (9,866)

        Income tax benefit                                    --                --            (1,747)
                                                         -------         ---------         ---------

NET LOSS                                                 $  (584)        $    (387)        $  (8,119)
                                                         =======         =========         =========





NOTE/ The results of operations for the month and filing-to-date through December 31, 2001 could be subject to material adjustments pending finalization of various sales transactions in 2002 and the completion of the Company's audit by KPMG, LLP, specifically related to losses on impairment of physician practices.


                           Statement of Income (Loss)

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK
Month of:      February 2002


(In Thousands)

Statement of Cash Flows


                                                                                                 Month Ended        Month Ended
                                                                                                  4/30/2001          5/31/2001
                                                                                                 -----------        -----------

OPERATING ACTIVITIES
        Net earnings (loss)                                                                          (300)              (181)
        Adjustments to reconcile net earnings from operations:
              Depreciation and amortization                                                           234                282
              Deferred income taxes                                                                    --                 --
              Provision for losses on accounts receivable                                              22                 19
              (Gain)/loss on sale of property and equipment                                            (9)                (6)
              Impairment of MSAs and associated assets                                                 --                 --
              Changes in assets and liabilities:
                   Accounts receivable                                                                  4                542
                   Supplies, prepaid expenses, and other current assets                              (422)                90
                   Deferred charges, other assets and intercompany receivable (payable)               401               (136)
                   Net advances to affiliated physician groups                                        (68)               396
                   Accounts payable and accrued expenses                                            6,125             (4,059)
                                                                                                 --------           --------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                                 5,987             (3,053)

INVESTING ACTIVITIES
        Proceeds from sale of property and equipment                                                   14                  6
        Purchase of equipment                                                                          (5)               (12)
                                                                                                 --------           --------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                     9                 (6)

FINANCING ACTIVITIES
        Principal payments on notes payable                                                            --                 --
        Principal payments on capital lease obligations                                               (23)               (22)
        Distribution from joint venture                                                                --                 --
                                                                                                 --------           --------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                   (23)               (22)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                    5,973             (3,081)

        Cash and cash equivalents at beginning of period                                            4,153             10,126
                                                                                                 --------           --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                       $ 10,126           $  7,045
                                                                                                 ========           ========





                                                                                               Month Ended       Month Ended
                                                                                                6/30/2001         7/31/2001
                                                                                               -----------       -----------
OPERATING ACTIVITIES
        Net earnings (loss)                                                                        (382)             (298)
        Adjustments to reconcile net earnings from operations:
              Depreciation and amortization                                                         273               275
              Deferred income taxes                                                                  --                --
              Provision for losses on accounts receivable                                           254                 9
              (Gain)/loss on sale of property and equipment                                          (1)                1
              Impairment of MSAs and associated assets                                               --                --
              Changes in assets and liabilities:
                   Accounts receivable                                                              453              (280)
                   Supplies, prepaid expenses, and other current assets                             112                37
                   Deferred charges, other assets and intercompany receivable (payable)             111                (9)
                   Net advances to affiliated physician groups                                      667               565
                   Accounts payable and accrued expenses                                           (891)           (1,489)
                                                                                                -------           -------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                                 596            (1,189)

INVESTING ACTIVITIES
        Proceeds from sale of property and equipment                                                 41                 3
        Purchase of equipment                                                                        --                (8)
                                                                                                -------           -------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                  41                (5)

FINANCING ACTIVITIES
        Principal payments on notes payable                                                          --                --
        Principal payments on capital lease obligations                                             (23)              (23)
        Distribution from joint venture                                                              --                --
                                                                                                -------           -------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                 (23)              (23)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                    614            (1,217)

        Cash and cash equivalents at beginning of period                                          7,045             7,659
                                                                                                -------           -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                      $ 7,659           $ 6,442
                                                                                                =======           =======




                                                                                                Month Ended       Month Ended
                                                                                                 8/31/2001         9/30/2001
                                                                                                -----------       -----------
OPERATING ACTIVITIES
        Net earnings (loss)                                                                         (330)             (216)
        Adjustments to reconcile net earnings from operations:
              Depreciation and amortization                                                          271               270
              Deferred income taxes                                                                   --            (1,669)
              Provision for losses on accounts receivable                                              9                80
              (Gain)/loss on sale of property and equipment                                            4                (4)
              Impairment of MSAs and associated assets                                                --                --
              Changes in assets and liabilities:
                   Accounts receivable                                                              (295)            1,222
                   Supplies, prepaid expenses, and other current assets                             (332)              (82)
                   Deferred charges, other assets and intercompany receivable (payable)              179                42
                   Net advances to affiliated physician groups                                       319              (311)
                   Accounts payable and accrued expenses                                             (13)              854
                                                                                                 -------           -------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                                 (188)              186

INVESTING ACTIVITIES
        Proceeds from sale of property and equipment                                                   4                27
        Purchase of equipment                                                                        (24)              (16)
                                                                                                 -------           -------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                  (20)               11

FINANCING ACTIVITIES
        Principal payments on notes payable                                                           --                --
        Principal payments on capital lease obligations                                              (16)              (15)
        Distribution from joint venture                                                               --                --
                                                                                                 -------           -------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                  (16)              (15)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                    (224)              182

        Cash and cash equivalents at beginning of period                                           6,442             6,218
                                                                                                 -------           -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                       $ 6,218           $ 6,400
                                                                                                 =======           =======



                                                                                                 Month Ended       Month Ended
                                                                                                  10/31/2001        11/30/2001
                                                                                                 -----------       -----------
OPERATING ACTIVITIES
        Net earnings (loss)                                                                           (261)             (324)
        Adjustments to reconcile net earnings from operations:
              Depreciation and amortization                                                            270               268
              Deferred income taxes                                                                   (151)             (192)
              Provision for losses on accounts receivable                                                7                14
              (Gain)/loss on sale of property and equipment                                            (11)                0
              Impairment of MSAs and associated assets                                                  --                --
              Changes in assets and liabilities:
                   Accounts receivable                                                               1,973               972
                   Supplies, prepaid expenses, and other current assets                                636                80
                   Deferred charges, other assets and intercompany receivable (payable)                (95)              (11)
                   Net advances to affiliated physician groups                                         232              (345)
                   Accounts payable and accrued expenses                                               (18)             (347)
                                                                                                   -------           -------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                                  2,582               115

INVESTING ACTIVITIES
        Proceeds from sale of property and equipment                                                    12                 0
        Purchase of equipment                                                                           (9)               (4)
                                                                                                   -------           -------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                      3                (4)

FINANCING ACTIVITIES
        Principal payments on notes payable                                                         (2,645)             (147)
        Principal payments on capital lease obligations                                                (16)              (15)
        Distribution from joint venture                                                                152                 0
                                                                                                   -------           -------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                 (2,509)             (162)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                        76               (51)

        Cash and cash equivalents at beginning of period                                             6,400             6,476
                                                                                                   -------           -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                         $ 6,476           $ 6,425
                                                                                                   =======           =======



                                                                                                 Month Ended       Month Ended
                                                                                                  12/31/2001        1/31/2002
                                                                                                 -----------       -----------
OPERATING ACTIVITIES
        Net earnings (loss)                                                                        (4,856)             (584)
        Adjustments to reconcile net earnings from operations:
              Depreciation and amortization                                                           268               253
              Deferred income taxes                                                                  (345)               --
              Provision for losses on accounts receivable                                            (239)               (5)
              (Gain)/loss on sale of property and equipment                                            15                 1
              Impairment of MSAs and associated assets                                              4,137                --
              Changes in assets and liabilities:
                   Accounts receivable                                                                382              (960)
                   Supplies, prepaid expenses, and other current assets                               110               556
                   Deferred charges, other assets and intercompany receivable (payable)               (94)            1,046
                   Net advances to affiliated physician groups                                        398              (641)
                   Accounts payable and accrued expenses                                              149               222
                                                                                                  -------           -------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                                   (75)             (112)

INVESTING ACTIVITIES
        Proceeds from sale of property and equipment                                                    0                 5
        Purchase of equipment                                                                          (8)              (78)
                                                                                                  -------           -------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                    (8)              (73)

FINANCING ACTIVITIES
        Principal payments on notes payable                                                            --            (1,071)
        Principal payments on capital lease obligations                                               (14)              (13)
        Distribution from joint venture                                                                 0                 0
                                                                                                  -------           -------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                   (14)           (1,084)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      (97)           (1,269)

        Cash and cash equivalents at beginning of period                                            6,425             6,328
                                                                                                  -------           -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                        $ 6,328           $ 5,059
                                                                                                  =======           =======



                                                                                                   Month Ended       Filing
                                                                                                    2/28/2002        To Date
                                                                                                   -----------       --------
OPERATING ACTIVITIES
        Net earnings (loss)                                                                           (387)           (8,119)
        Adjustments to reconcile net earnings from operations:
              Depreciation and amortization                                                            252             2,916
              Deferred income taxes                                                                     --            (2,357)
              Provision for losses on accounts receivable                                                0               170
              (Gain)/loss on sale of property and equipment                                              2                (8)
              Impairment of MSAs and associated assets                                                  --             4,137
              Changes in assets and liabilities:
                   Accounts receivable                                                                 919             4,932
                   Supplies, prepaid expenses, and other current assets                                109               894
                   Deferred charges, other assets and intercompany receivable (payable)               (163)            1,271
                   Net advances to affiliated physician groups                                         884             2,096
                   Accounts payable and accrued expenses                                              (426)              107
                                                                                                   -------           -------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                                  1,190             6,039

INVESTING ACTIVITIES
        Proceeds from sale of property and equipment                                                    18               130
        Purchase of equipment                                                                          (25)             (189)
                                                                                                   -------           -------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                     (7)              (59)

FINANCING ACTIVITIES
        Principal payments on notes payable                                                             --            (3,863)
        Principal payments on capital lease obligations                                                (13)             (193)
        Distribution from joint venture                                                                  0               152
                                                                                                   -------           -------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                    (13)           (3,904)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     1,170             2,076

        Cash and cash equivalents at beginning of period                                             5,059             4,153
                                                                                                   -------           -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                         $ 6,229           $ 6,229
                                                                                                   =======           =======



                            Statement of Cash Flows

               MONTHLY OPERATING REPORT COVER SHEET, CHECKLIST, &
                             CERTIFICATE OF SERVICE

                         UNITED STATES BANKRUPTCY COURT
                         WESTERN DISTRICT OF TENNESSEE


                                                         Case No.: 01-24610L
In re:    Response Oncology of                                    -------------
       ----------------------------------
          Tamarac, Inc.                                 Judge: David S. Kennedy
       ----------------------------------                      ----------------

Debtor(s)                                                        Chapter 11

    MONTHLY OPERATING REPORT FOR MONTH ENDING February 28, 2002 COME(S) NOW, Response Oncology of Tamarac, Inc. Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 1 and ending February 28 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

    X       Monthly Reporting Questionnaire (Attachment 1)
   ---

    X       Comparative Balance Sheets (Forms OPR-1 & OPR-2)
   ---

    X       Summary of Accounts Receivable (Form OPR-3)
   ---

    X       Schedule of Postpetition Liabilities (Form OPR-4)
   ---

    X       Statement of Income (Loss) (Form OPR-5)
   ---

    X       Statement of Sources and Uses of Cash (Form OPR-6)
   ---

    X       Certificate of Service
   ---

   ACCOUNTING METHOD USED:

            Cash
   ---

    X       Accrual
   ---

     I declare under penalty of perjury that this Report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a file stamped copy delivered to the U.S. Trustee.

Date:  May 8, 2002
       -----------                   DEBTOR-IN-POSSESSION

                                     By: /s/ Peter A. Stark
                                        ----------------------------------------
                                                   (Signature)


                                     Name & Title: Peter A. Stark, CFO
                                                   -----------------------------
                                                         (Print or Type)

                                    Address:  1805 Moriah Woods Blvd.
                                              ----------------------------------
                                              Memphis, TN 38117
                                    --------------------------------------------

                                    Telephone Number: (901) 761-7000
                                                     ---------------------------

                                                     ATTACHMENT 1 (PAGE 1 of 4)


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  RESPONSE ONCOLOGY OF TAMARAC, INC.
          ---------------------------------------------

CASE NUMBER:  01-24610L
            -------------------------------------------

MONTH OF:     February 2002
         ----------------------------------------------


1. PAYROLL State the amount of all executive wages paid and taxes withheld and paid.

                                          WAGES PAID                          TAXES
                                    ----------------------        ----------------------------
NAME AND TITLE OF EXECUTIVE          GROSS           NET           AMOUNT DUE          PAID
---------------------------         -------        -------        ------------      ----------
     none
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Executive Payroll:
                        ----------------------------------------------------------------------

2. INSURANCE Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, so state in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                              DATE
                                             COVERAGE                       EXPIRATION        PREMIUM       COVERAGE
TYPE            NAME OF CARRIER               AMOUNT         POLICY #          DATE           AMOUNT        PD. THRU
----            ---------------              --------        --------       ----------        -------       --------
Casualty        See Schedule 2 attached.
         ------------------------------------------------------------------------------------------------------------
Workers' comp.
              -------------------------------------------------------------------------------------------------------
General liab.
              -------------------------------------------------------------------------------------------------------
Vehicle
       --------------------------------------------------------------------------------------------------------------
Other (specify):
                -----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

REV 7/99

                                                      ATTACHMENT 1 (PAGE 2 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Response Oncology of Tamarac, Inc.
          ----------------------------------------------------

CASE NUMBER: 01-24610L
            --------------------------------------------------

MONTH OF:  February, 2002
         -----------------------------------------------------

3.       Bank Accounts

                                                                        Account Type
                                            ---------------------------------------------------------------------
                                            Operating         Tax          Payroll         Other          Total
                                            ---------      ---------      ---------      ---------      ---------
Bank name                                     None           None           None           None
                                            ---------      ---------      ---------      ---------

Account #
                                            ---------      ---------      ---------      ---------

Beginning book balance
                                            ---------      ---------      ---------      ---------      ---------

Plus: Deposits
  (Attach detailed listing)
                                            ---------      ---------      ---------      ---------      ---------

Less: Disbursements
  (Attach detailed listing)
                                            ---------      ---------      ---------      ---------      ---------

Other:
  Transfers In (Out)                                                                                    ----0----
                                            ---------      ---------      ---------      ---------      ---------

 Ending book balance
                                            ---------      ---------      ---------      ---------      ---------

4. Postpetition Payments. List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach a separate sheet if necessary).


Payments To/On                                          Amount         Date          Check #       Court Order Date
--------------                                        ---------      ---------      ---------      ----------------
Professionals (attorneys, accountants, etc.):

  None
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

Prepetition debts:

  None
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------


REV 7/99

                                                      ATTACHMENT 1 (PAGE 3 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                          DETAILED LISTING OF RECEIPTS


CASE NAME:  Response Oncology of Tamarac, Inc.
          --------------------------------------------

CASE NUMBER:  01-24610L
            ------------------------------------------

MONTH OF:  February, 2002
          --------------------------------------------

BANK NAME:                             ACCOUNT #:
          -------------------------              -------------------------


Detail of Receipts:

  Date                  Received From                     Explanation                       Amount
---------         --------------------------      --------------------------      --------------------------

                   None
---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


Total Receipts     None                     *Must agree to "Deposits" line of Item 3 on Attachment 1 (Page 2).
                  --------------------------


REV 7/99                                        (attach additional sheets if necessary)

                                                      ATTACHMENT 1 (PAGE 4 of 4)
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                       DETAILED LISTING OF DISBURSEMENTS

CASE NAME:  Response Oncology of Tamarac, Inc.
          ----------------------------------------------

CASE NUMBER:  01-246101
            --------------------------------------------

MONTH OF:  February 2002
         -----------------------------------------------


BANK NAME: None                       ACCOUNT #:
          --------------------------            --------------------------------


Detail of Disbursements:

  Date             Check #               Paid To/In Payment Of                 Amount
---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

Total Disbursements None            *Must agree to "Disbursements" line of Item
                    ---------------
3 on Attachment 1 (Page 2).

REV 7/99                (attach additional sheets if necessary)

CASE NAME: Response Oncology          COMPARATIVE BALANCE SHEETS      FORM OPR-1
           ---------------------                                      REV 7/99
           of Tamarac, Inc.
           ---------------------

CASE NUMBER: 01-24610L              MONTH ENDED: February, 2002
             -------------------                 --------------

                                                    FILING
                                                     DATE   MONTH  MONTH  MONTH  MONTH  MONTH  MONTH
                                                    ------  -----  -----  -----  -----  -----  -----
ASSETS
CURRENT ASSETS
 Cash                                                 See "Comparative Balance Sheets" attached.
                                                    -----   -----  -----  -----  -----  -----  -----
Other negotiable instruments (i.e.
 CD's, Treasury bills, etc.)
                                                    -----   -----  -----  -----  -----  -----  -----
Accounts receivable, net (See OPR-3)
                                                    -----   -----  -----  -----  -----  -----  -----
 Less allowance for doubtful accounts
                                                    -----   -----  -----  -----  -----  -----  -----
Inventory, at lower of cost of market
                                                    -----   -----  -----  -----  -----  -----  -----
Prepaid expenses and deposits
                                                    -----   -----  -----  -----  -----  -----  -----
Investments
                                                    -----   -----  -----  -----  -----  -----  -----
Other ------------------------------------
                                                    -----   -----  -----  -----  -----  -----  -----
   TOTAL CURRENT ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----
PROPERTY, PLANT & EQUIPMENT, AT COST
                                                    -----   -----  -----  -----  -----  -----  -----
 Less accumulated depreciation
                                                    -----   -----  -----  -----  -----  -----  -----
   NET PROPERTY, PLANT & EQUIPMENT
                                                    -----   -----  -----  -----  -----  -----  -----
OTHER ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----

-------------------------------------------         -----   -----  -----  -----  -----  -----  -----


   TOTAL ASSETS                                     -----   -----  -----  -----  -----  -----  -----

* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

CASE NAME: Response Oncology of Tamarac, Inc.         COMPARATIVE BALANCE SHEETS
          -----------------------------------                                             FORM OPR-2
CASE NUMBER: 01-2461OL                                 MONTH ENDED: February, 2002         REV 7/99
            ---------------------------------                     -----------------

                                               FILING
                                                DATE             MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
LIABILITIES

  POST PETITION LIABILITIES (See OPR-4)          -0-           See "Comparative Balance Sheets" attached.
                                                               ---------   ---------   ---------   ---------   ---------   ---------
 PRE PETITION LIABILITIES
  Secured debt (petition Schedule D)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Priority debt (petition Schedule E)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Unsecured debt (petition Schedule F)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL PRE PETITION LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

    TOTAL LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 COMMON STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 PAID-IN CAPITAL
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 RETAINED EARNINGS
  Through filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Post filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

   TOTAL SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


   TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

CASE NAME: Response Oncology of Tamarac, Inc.                                SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3
          ----------------------------------------------------                                                            REV 7/99
CASE NUMBER: 01-24610L                                                         MONTH ENDED: February, 2002
          ----------------------------------------------------                             ---------------

                                                                    0-30        31-60        61-90        OVER
                                               TOTAL                DAYS         DAYS         DAYS       90 DAYS
DATE OF FILING:                                 None
                -----------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

NOTE: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4
                                                                        REV 7/99


                     SCHEDULE OF POST PETITION LIABILITIES


CASE NAME:  Response Oncology of Tamarac, Inc.
          ------------------------------------

CASE NUMBER:  01-24610L                      MONTH ENDED: February, 2002
            ------------------------------               ---------------


                                      DATE         DATE        TOTAL        0-30         31-60         61-90          OVER
                                    INCURRED       DUE          DUE         DAYS         DAYS          DAYS          90 DAYS
                                    --------     --------    --------     --------       --------      --------      --------

TAXES PAYABLE
 Federal Income Tax                   None
                                    --------     --------    --------     --------       --------      --------      --------

FICA
                                    --------     --------    --------     --------       --------      --------      --------

Unemployment Tax
                                    --------     --------    --------     --------       --------      --------      --------

Sales Tax
                                    --------     --------    --------     --------       --------      --------      --------

Personal Property Tax
                                    --------     --------    --------     --------       --------      --------      --------

  TOTAL TAXES PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION SECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION UNSECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

ACCRUED INTEREST PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------


TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)
                                    --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------

TOTALS                               None
                                    --------     --------    --------     --------       --------      --------      --------

*Attach separate page if necessary

NOTE: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

CASE NAME:  Response Oncology of Tamarac, Inc.         STATEMENT OF INCOME (LOSS)                     FORM OPR-5
            -------------------------------                                                           REV 7/99
CASE NUMBER:  01-2461OL                              MONTH ENDED:  February, 2002
            -------------------------------                       ----------------


                                                                                                                        FILING
                                     MONTH         MONTH         MONTH         MONTH         MONTH         MONTH        TO DATE

                                         See "Statement of Income (Loss)" attached.
                                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

NET REVENUE (INCOME)               ---------     ---------     ---------     ---------     ---------    ----------     ----------

COST OF GOODS SOLD
 Materials                         ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Labor - Direct                    ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Manufacturing Overhead            ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL COST OF GOODS SOLD         ---------     ---------     ---------     ---------     ---------    ----------     ----------

GROSS PROFIT                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

OPERATING EXPENSES
 Selling and Marketing             ---------     ---------     ---------     ---------     ---------    ----------     ----------

 General and Administrative        ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Other:__________________          ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL OPERATING EXPENSES         ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ---------     ---------     ---------     ---------     ---------    ----------     ----------

INTEREST EXPENSE                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

DEPRECIATION                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME TAX EXPENSE (BENEFIT)       ---------     ---------     ---------     ---------     ---------    ----------     ----------

EXTRAORDINARY INCOME (EXPENSE)*    ---------     ---------     ---------     ---------     ---------    ----------     ----------

    NET INCOME (LOSS)              ---------     ---------     ---------     ---------     ---------    ----------     ----------

* Requires Footnote

                     STATEMENT OF SOURCES AND USES OF CASH

CASE NAME: Response Oncology of Tamarac, Inc.
          -----------------------------------------------------                                                FORM OPR-6
CASE NUMBER: 01-24610L                                                    MONTH ENDED: February, 2002          REV 7/99
            ---------------------------------------------------                       ---------------


                                               MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ---------   ---------   ---------   ---------   ---------   ---------
                                             See "Statement of Cash Flows" attached.
                                             ---------   ---------   ---------   ---------   ---------   ---------
SOURCES OF CASH
 Income (Loss) From Operations
   Add: Depreciation, Amortization
        & Other Non-Cash Items
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH GENERATED FROM OPERATIONS
                                             ---------   ---------   ---------   ---------   ---------   ---------
   Add: Decrease in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Increase in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
      TOTAL SOURCES OF CASH (A)
                                             ---------   ---------   ---------   ---------   ---------   ---------

USES OF CASH
   Increase in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Decrease in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
          TOTAL USES OF CASH (B)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   NET SOURCE (USE) OF CASH (A-B=NET)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - BEGINNING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - ENDING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------

                             CERTIFICATE OF SERVICE


         I hereby certify that a true copy of the foregoing Monthly Operating Report was sent by U.S. Mail properly addressed and with correct postage (or hand delivered) to the persons or offices listed below.

         Done this       day of               , 19    .
                  ------       ---------------    ----


                                             ----------------------------------
                                             (Signature)


                                             ----------------------------------
                                             (Printed name)


                                             ----------------------------------
                                             (Street address)


                                             ----------------------------------
                                             (City, state, zip)


                                             ----------------------------------
                                             (Telephone)


ORIGINAL FILED WITH:
U.S. Bankruptcy Court


----------------------------------------
(Address)


----------------------------------------
(City, state, zip)


----------------------------------------
(Date)


FILE STAMPED COPIES MAILED TO:
  U.S. Trustee
  One Memphis Place
  200 Jefferson Avenue, Suite 400
  Memphis, TN 38103

  Members of Creditors Committee
    (if applicable list names and
     addresses on separate sheet)

  List any other interested parties
    to whom MOR was issued:

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK/01-24610L/01-24609L/01-24608B
Month of:                February 2002


2.  Insurance

-----------------------------------------------------------------------------------------------------------------------------------
         Policy Type                                              Insurance Company                           Coverage Amount
-----------------------------------------------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"            Hartford Insurance Company                              500,000
-----------------------------------------------------------------------------------------------------------------------------------
                 Crime Insurance                               Federal Insurance Company (Chubb)                       1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
            Fiduciary Liability/Crime                          Federal Insurance Company (Chubb)                       1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
     Managed Care Professional Liability                          Steadfast Insurance Company                1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------------
             Automobile Liability                               Hartford Insurance Company                             1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                  Property                                      Lexington Insurance Company                            1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                  Property                                       Royal Indemnity Insurance                             4,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                  Property                                        TIG Insurance Company                               12,275,770
-----------------------------------------------------------------------------------------------------------------------------------
       Directors and Officers Liability                        Hartford Insurance Company                              5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
     Excess Directors and Officers Liability                     Gulf Insurance Company                                5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
             Umbrella Liability                                 Chicago Insurance Company                    5,000,000/5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
            General Liability                                   Chicago Insurance Company                    1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Hospital Professional Liability/General Liability               Chicago Insurance Company                    1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 Directors and Officers Liability (Tail Coverage)               Reliance Insurance Company                            10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
        Employment Practices Liability                          Zurich Insurance Company                               1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                Boiler & Machinery                             Continental Insurance Company                           5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                 Florida Windstorm                         Florida Windstorm Underwriting Association                   850,000
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
         Policy Type                                            Policy Number         Expiration Date     Premium Description
------------------------------------------------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"           20WBEX6471            8/1/2002            Estimated Ann. Prem.
------------------------------------------------------------------------------------------------------------------------------------
                Crime Insurance                                 81514719A             2/1/2002            Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
            Fiduciary Liability/Crime                           81514719A             2/1/2002            Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
          Managed Care Professional Liability                   APL360208302          2/1/2002            Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                 Automobile Liability                           20UENUW8330           8/1/2002            Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                       Property                                 1280081               8/1/2002            Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                       Property                                 RHD319956             8/1/2002            Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                       Property                                 XPT39245522           8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
             Directors and Officers Liability                   NDA013978800          6/30/2002            Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
         Excess Directors and Officers Liability                GA0689336             3/31/2002            Semi Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                   Umbrella Liability                           XSC2000073            8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                 General Liability                              GLI1038480            8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
Hospital Professional Liability/General Liability               HCC2001017            8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
Directors and Officers Liability (Tail Coverage)                NDA0142699-97         12/1/2003            Prepaid
------------------------------------------------------------------------------------------------------------------------------------
             Employment Practices Liability                     EOC3618914-03         8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                  Boiler & Machinery                            BM1098379645          8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------------
                  Florida Windstorm                             1237949               8/1/2002             Annual Premium
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         Policy Type                                              Premium Amounts          Date Coverage Paid Through
----------------------------------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"                44,441                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
               Crime Insurance                                        3,000                        2/1/2002
----------------------------------------------------------------------------------------------------------------------
            Fiduciary Liability/Crime                                 2,075                        2/1/2002
----------------------------------------------------------------------------------------------------------------------
        Managed Care Professional Liability                          97,375                        2/1/2002
----------------------------------------------------------------------------------------------------------------------
              Automobile Liability                                    3,959                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
                     Property                                       106,592                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
                     Property                                        15,000                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
                     Property                                        25,000                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
           Directors and Officers Liability                          75,384                       6/30/2002
----------------------------------------------------------------------------------------------------------------------
     Excess Directors and Officers Liability                         57,812                       3/31/2002
----------------------------------------------------------------------------------------------------------------------
                Umbrella Liability                                  174,269                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
                 General Liability                                    3,320                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
Hospital Professional Liability/General Liability                   142,219                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
 Directors and Officers Liability (Tail Coverage)                    90,000                       12/1/2003
----------------------------------------------------------------------------------------------------------------------
         Employment Practices Liability                              25,895                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
               Boiler & Machinery                                     3,585                        8/1/2002
----------------------------------------------------------------------------------------------------------------------
                Florida Windstorm                                     3,801                        8/1/2002
----------------------------------------------------------------------------------------------------------------------


                                   Schedule 2
                                   Insurance

Case Name: RESPONSE ONCOLOGY OF TAMARAC, INC.
Case Number:  01-24610L
Month of:                February 2002

(In Thousands)

Comparative Balance Sheets

                                                                                        Filing Date
                                                                                         March 29,      April 30,        May 31,
                                                                                           2001           2001            2001
                                                                                        -----------     ----------     ----------
ASSETS
CURRENT ASSETS
              Cash and cash equivalents                                                  $       --     $       --     $       --
              Accounts receivable                                                                --             --             --
                 Less: Allowance for doubtful accounts                                           --             --             --
              Supplies and pharmaceuticals                                                      154            182            241
              Prepaid expenses and other current assets                                          --             --             --
              Due from affiliated physician groups                                            1,327            907          1,017
              Deferred income taxes                                                              --             --             --
                                                                                         ----------     ----------     ----------

                 TOTAL CURRENT ASSETS                                                         1,481          1,089          1,258

PROPERTY, PLANT & EQUIPMENT, at cost                                                            786            786            786
              Less:  Accumulated depreciation and amortization                                 (397)          (411)          (425)
                                                                                         ----------     ----------     ----------

                 NET PROPERTY, PLANT & EQUIPMENT                                                389            375            361

OTHER ASSETS
              Deferred charges                                                                   --             --             --
                 Less: Accumulated amortization, deferred charges                                --             --             --
              Management service agreements                                                      --             --             --
                 Less: Accumulated amortization, management service agreements                   --             --             --
              Other assets                                                                       --             --             --
              Intercompany receivable (payable)                                              18,482         18,870         18,697
                                                                                         ----------     ----------     ----------

                                                                                             18,482         18,870         18,697
                                                                                         ----------     ----------     ----------

TOTAL ASSETS                                                                             $   20,352     $   20,334     $   20,316
                                                                                         ==========     ==========     ==========

LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
              Post petition liabilities                                                  $       --     $       --     $       --
              Pre-petition liabilities:
                 Secured debt                                                                29,199         29,199         29,199
                 Priority debt                                                                   --             --             --
                 Unsecured debt:
                   Accounts payable and accrued expenses                                         --             --             --
                   Subordinated notes payable                                                    --             --             --
                   Capital lease obligations                                                     --             --             --
                   Other GAAP accruals not included in schedules                                 --             --             --
                   Deferred income taxes                                                         --             --             --
                                                                                         ----------     ----------     ----------

               TOTAL LIABILITIES                                                             29,199         29,199         29,199

STOCKHOLDERS' EQUITY
              Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000
                 shares issued and outstanding 16,631 shares at each period end                  --             --             --
              Common stock, $.01 par value, authorized 30,000,000 shares; issued
                 and outstanding 12,290,764 shares at each period end (1)                        --             --             --
              Paid-in capital                                                                    --             --             --
              Accumulated deficit:
                 Through filing date                                                         (8,847)        (8,847)        (8,847)
                 Post filing date                                                                --            (18)           (36)
                                                                                         ----------     ----------     ----------

                                                                                             (8,847)        (8,865)        (8,883)
                                                                                         ----------     ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $   20,352     $   20,334     $   20,316
                                                                                         ==========     ==========     ==========
                                                                                                  0              0              0
                                                                                          June 30,        July 31,      August 31,
                                                                                            2001           2001           2001
                                                                                         ----------     ----------     ----------
ASSETS
CURRENT ASSETS
              Cash and cash equivalents                                                  $       --     $       --     $       --
              Accounts receivable                                                                --             --             --
                 Less: Allowance for doubtful accounts                                           --             --             --
              Supplies and pharmaceuticals                                                      200            188            196
              Prepaid expenses and other current assets                                          --             --             --
              Due from affiliated physician groups                                              981            984            778
              Deferred income taxes                                                              --             --             --
                                                                                         ----------     ----------     ----------

                 TOTAL CURRENT ASSETS                                                         1,181          1,172            974

PROPERTY, PLANT & EQUIPMENT, at cost                                                            783            782            782
              Less:  Accumulated depreciation and amortization                                 (439)          (453)          (465)
                                                                                         ----------     ----------     ----------

                 NET PROPERTY, PLANT & EQUIPMENT                                                344            329            317

OTHER ASSETS
              Deferred charges                                                                   --             --             --
                 Less: Accumulated amortization, deferred charges                                --             --             --
              Management service agreements                                                      --             --             --
                 Less: Accumulated amortization, management service agreements                   --             --             --
              Other assets                                                                       --             --             --
              Intercompany receivable (payable)                                              18,782         18,777         18,953
                                                                                         ----------     ----------     ----------

                                                                                             18,782         18,777         18,953
                                                                                         ----------     ----------     ----------

TOTAL ASSETS                                                                             $   20,307     $   20,278     $   20,244
                                                                                         ==========     ==========     ==========

LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
              Post petition liabilities                                                  $       --     $       --     $       --
              Pre-petition liabilities:
                 Secured debt                                                                29,199         29,199         29,199
                 Priority debt                                                                   --             --             --
                 Unsecured debt:
                   Accounts payable and accrued expenses                                         --             --             --
                   Subordinated notes payable                                                    --             --             --
                   Capital lease obligations                                                     --             --             --
                   Other GAAP accruals not included in schedules                                 --             --             --
                   Deferred income taxes                                                         --             --             --
                                                                                         ----------     ----------     ----------

               TOTAL LIABILITIES                                                             29,199         29,199         29,199

STOCKHOLDERS' EQUITY
              Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000
                 shares issued and outstanding 16,631 shares at each period end                  --             --             --
              Common stock, $.01 par value, authorized 30,000,000 shares; issued
                 and outstanding 12,290,764 shares at each period end (1)                        --             --             --
              Paid-in capital                                                                    --             --             --
              Accumulated deficit:
                 Through filing date                                                         (8,847)        (8,847)        (8,847)
                 Post filing date                                                               (45)           (74)          (108)
                                                                                         ----------     ----------     ----------

                                                                                             (8,892)        (8,921)        (8,955)
                                                                                         ----------     ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $   20,307     $   20,278     $   20,244
                                                                                         ==========     ==========     ==========
                                                                                                 --             --             --
                                                                                        September 30,   October 31,    November 30,
                                                                                            2001           2001            2001
                                                                                        -------------   -----------    ------------
ASSETS
CURRENT ASSETS
              Cash and cash equivalents                                                  $       --     $       --     $       --
              Accounts receivable                                                                --             --             --
                 Less: Allowance for doubtful accounts                                           --             --             --
              Supplies and pharmaceuticals                                                      211            221            248
              Prepaid expenses and other current assets                                          --             --             --
              Due from affiliated physician groups                                              826            917            863
              Deferred income taxes                                                              --             --             --
                                                                                         ----------     ----------     ----------

                 TOTAL CURRENT ASSETS                                                         1,037          1,138          1,111

PROPERTY, PLANT & EQUIPMENT, at cost                                                            784            784            784
              Less:  Accumulated depreciation and amortization                                 (479)          (493)          (502)
                                                                                         ----------     ----------     ----------

                 NET PROPERTY, PLANT & EQUIPMENT                                                305            291            282

OTHER ASSETS
              Deferred charges                                                                   --             --             --
                 Less: Accumulated amortization, deferred charges                                --             --             --
              Management service agreements                                                      --             --             --
                 Less: Accumulated amortization, management service agreements                   --             --             --
              Other assets                                                                       --             --             --
              Intercompany receivable (payable)                                              18,864         16,125         15,992
                                                                                         ----------     ----------     ----------

                                                                                             18,864         16,125         15,992
                                                                                         ----------     ----------     ----------

TOTAL ASSETS                                                                             $   20,206     $   17,554     $   17,385
                                                                                         ==========     ==========     ==========

LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
              Post petition liabilities                                                  $       --     $       --     $       --
              Pre-petition liabilities:
                 Secured debt                                                                29,199         26,554         26,407
                 Priority debt                                                                   --             --             --
                 Unsecured debt:
                   Accounts payable and accrued expenses                                         --             --             --
                   Subordinated notes payable                                                    --             --             --
                   Capital lease obligations                                                     --             --             --
                   Other GAAP accruals not included in schedules                                 --             --             --
                   Deferred income taxes                                                         --             --             --
                                                                                         ----------     ----------     ----------

               TOTAL LIABILITIES                                                             29,199         26,554         26,407

STOCKHOLDERS' EQUITY
              Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000
                 shares issued and outstanding 16,631 shares at each period end                  --             --             --
              Common stock, $.01 par value, authorized 30,000,000 shares; issued
                 and outstanding 12,290,764 shares at each period end (1)                        --             --             --
              Paid-in capital                                                                    --             --             --
              Accumulated deficit:
                 Through filing date                                                         (8,847)        (8,847)        (8,847)
                 Post filing date                                                              (146)          (153)          (175)
                                                                                         ----------     ----------     ----------

                                                                                             (8,993)        (9,000)        (9,022)
                                                                                         ----------     ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $   20,206     $   17,554     $   17,385
                                                                                         ==========     ==========     ==========
                                                                                                 --             --             --
                                                                                         December 31,   January 31,    February 28,
                                                                                            2001           2002           2002
                                                                                         -----------    -----------    ------------
ASSETS
CURRENT ASSETS
              Cash and cash equivalents                                                  $       --     $       --     $       --
              Accounts receivable                                                                --             --             --
                 Less: Allowance for doubtful accounts                                           --             --             --
              Supplies and pharmaceuticals                                                       48             --             --
              Prepaid expenses and other current assets                                          --             --             --
              Due from affiliated physician groups                                            1,000            461            164
              Deferred income taxes                                                              --             --             --
                                                                                         ----------     ----------     ----------

                 TOTAL CURRENT ASSETS                                                         1,048            461            164

PROPERTY, PLANT & EQUIPMENT, at cost                                                             --             --             --
              Less:  Accumulated depreciation and amortization                                   --             --             --
                                                                                         ----------     ----------     ----------

                 NET PROPERTY, PLANT & EQUIPMENT                                                  0              0              0

OTHER ASSETS
              Deferred charges                                                                   --             --             --
                 Less: Accumulated amortization, deferred charges                                --             --             --
              Management service agreements                                                      --             --             --
                 Less: Accumulated amortization, management service agreements                   --             --             --
              Other assets                                                                       --             --             --
              Intercompany receivable (payable)                                              15,908         15,424         15,721
                                                                                         ----------     ----------     ----------

                                                                                             15,908         15,424         15,721
                                                                                         ----------     ----------     ----------

TOTAL ASSETS                                                                             $   16,956     $   15,885     $   15,885
                                                                                         ==========     ==========     ==========

LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
              Post petition liabilities                                                  $       --     $       --     $       --
              Pre-petition liabilities:
                 Secured debt                                                                26,407         25,336         25,336
                 Priority debt                                                                   --             --             --
                 Unsecured debt:
                   Accounts payable and accrued expenses                                         --             --             --
                   Subordinated notes payable                                                    --             --             --
                   Capital lease obligations                                                     --             --             --
                   Other GAAP accruals not included in schedules                                 --             --             --
                   Deferred income taxes                                                         --             --             --
                                                                                         ----------     ----------     ----------

               TOTAL LIABILITIES                                                             26,407         25,336         25,336

STOCKHOLDERS' EQUITY
              Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000
                 shares issued and outstanding 16,631 shares at each period end                  --             --             --
              Common stock, $.01 par value, authorized 30,000,000 shares; issued
                 and outstanding 12,290,764 shares at each period end (1)                        --             --             --
              Paid-in capital                                                                    --             --             --
              Accumulated deficit:
                 Through filing date                                                         (8,847)        (8,847)        (8,847)
                 Post filing date                                                              (604)          (604)          (604)
                                                                                         ----------     ----------     ----------

                                                                                             (9,451)        (9,451)        (9,451)
                                                                                         ----------     ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $   16,956     $   15,885     $   15,885
                                                                                         ==========     ==========     ==========
                                                                                                 --             --             --

         (1) Outstanding shares at December 31, 2001, January 31, 2002 and February 28, 2002 were 12,279,555.

                           Comparative Balance Sheet

Case Name: RESPONSE ONCOLOGY OF TAMARAC, INC.
Case Number:  01-24610L
Month of:     February 2002


Statement of Income (Loss)
(In Thousands)


                                                       April        May        June        July        August    September
                                                       2001        2001        2001        2001         2001       2001
                                                       -----       -----       -----       -----       ------    ---------
NET REVENUE                                            $ 521       $ 683       $ 571       $ 564       $ 532       $ 427

COSTS AND EXPENSES
        Salaries and benefits                             83          87          78          84          91          77
        Pharmaceuticals and supplies                     365         494         414         426         402         332
        Other operating costs                             33          57          31          26          28          23
        General and administrative                        51          55          45          57          48          43
        Provision for doubtful accounts                   --          --          --          --          --          --
        Loss on impairment of physician practices         --          --          --          --          --          --
                                                       -----       -----       -----       -----       -----       -----
                                                         532         693         568         593         569         475
                                                       -----       -----       -----       -----       -----       -----

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
        AND AMORTIZATION (EBITDA)                        (11)        (10)          3         (29)        (37)        (48)

        Interest expense                                   2           3           2           3           2           2
        Depreciation and amortization                     14          14          14          14          14          14
                                                       -----       -----       -----       -----       -----       -----
LOSS BEFORE INCOME TAXES                                 (27)        (27)        (13)        (46)        (53)        (64)

        Income tax benefit                                (9)         (9)         (4)        (17)        (20)        (26)
                                                       -----       -----       -----       -----       -----       -----
NET LOSS                                               $ (18)      $ (18)      $  (9)      $ (29)      $ (33)      $ (38)
                                                       =====       =====       =====       =====       =====       =====


                                                      October     November   December     January    February      Filing
                                                       2001         2001       2001        2002        2002       To Date
                                                      -------     --------   --------     -------    --------     --------
NET REVENUE                                            $ 558       $ 516       $ 529       $ --      $    --      $  4,901

COSTS AND EXPENSES
        Salaries and benefits                             85          83          86         --           --           754
        Pharmaceuticals and supplies                     394         386         536         --           --         3,749
        Other operating costs                             30          29          14         --           --           271
        General and administrative                        46          45          56         --           --           446
        Provision for doubtful accounts                   --          --          --         --           --            --
        Loss on impairment of physician practices         --          --         256         --           --           256
                                                       -----       -----       -----       ----      -------      --------
                                                         555         543         948         --           --         5,476
                                                       -----       -----       -----       ----      -------      --------
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
        AND AMORTIZATION (EBITDA)                          3         (27)       (419)        --           --          (575)

        Interest expense                                   2           2           2         --           --            20
        Depreciation and amortization                     14           8           8         --           --           114
                                                       -----       -----       -----       ----      -------      --------
LOSS BEFORE INCOME TAXES                                 (13)        (37)       (429)         0            0          (709)

        Income tax benefit                                (5)        (15)         --         --           --          (105)
                                                       -----       -----       -----       ----      -------      --------
NET LOSS                                               $  (8)      $ (22)      $(429)      $  0      $     0      $   (604)
                                                       =====       =====       =====       ====      =======      ========


                           Statement of Income (Loss)

Case Name: RESPONSE ONCOLOGY OF TAMARAC, INC.
Case Number:  01-24610L
Month of:        February 2002
            --------------------------

(In Thousands)

Statement of Cash Flows

                                                                                          Month Ended  Month Ended  Month Ended
                                                                                           4/30/2001    5/31/2001    6/30/2001
                                                                                          -----------  -----------  -----------
OPERATING ACTIVITIES
     Net earnings (loss)                                                                       (18)         (18)          (9)
     Adjustments to reconcile net earnings from operations:
          Depreciation and amortization                                                         14           14           14
          Deferred income taxes                                                                 --           --           --
          Provision for losses on accounts receivable                                           --           --           --
          Loss on sale of property and equipment                                                --           --           --
          Impairment of MSAs and associated assets                                              --           --           --
          Changes in assets and liabilities:
             Accounts receivable                                                                --           --           --
             Supplies, prepaid expenses, and other current assets                              (28)         (59)          41
             Deferred charges, other assets and intercompany receivable (payable)             (388)         173          (82)
             Net advances to affiliated physician groups                                       420         (110)          36
             Accounts payable and accrued expenses                                              --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                             --           --           --

INVESTING ACTIVITIES
     Proceeds from sale of property and equipment                                               --           --           --
     Purchase of equipment                                                                      --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                             --           --           --

FINANCING ACTIVITIES
     Principal payments on notes payable                                                        --           --           --
     Principal payments on capital lease obligations                                            --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                             --           --           --

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                --           --           --

     Cash and cash equivalents at beginning of period                                           --           --           --
                                                                                            ------       ------       ------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                  $   --       $   --       $   --
                                                                                            ======       ======       ======

                                                                                           Month Ended  Month Ended  Month Ended
                                                                                            7/31/2001    8/31/2001    9/30/2001
                                                                                          -----------  -----------  -----------
OPERATING ACTIVITIES
     Net earnings (loss)                                                                       (29)         (33)         (38)
     Adjustments to reconcile net earnings from operations:
          Depreciation and amortization                                                         14           14           14
          Deferred income taxes                                                                 --           --           --
          Provision for losses on accounts receivable                                           --           --           --
          Loss on sale of property and equipment                                                 1           --           --
          Impairment of MSAs and associated assets                                              --           --           --
          Changes in assets and liabilities:
             Accounts receivable                                                                --           --           --
             Supplies, prepaid expenses, and other current assets                               12           (8)         (15)
             Deferred charges, other assets and intercompany receivable (payable)                5         (179)          89
             Net advances to affiliated physician groups                                        (3)         206          (48)
             Accounts payable and accrued expenses                                              --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                             --           --            2

INVESTING ACTIVITIES
     Proceeds from sale of property and equipment                                               --           --           --
     Purchase of equipment                                                                      --           --           (2)
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                             --           --           (2)

FINANCING ACTIVITIES
     Principal payments on notes payable                                                        --           --           --
     Principal payments on capital lease obligations                                            --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                             --           --           --

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                --           --           --

     Cash and cash equivalents at beginning of period                                           --           --           --
                                                                                            ------       ------       ------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                  $   --       $   --       $   --
                                                                                            ======       ======       ======

                                                                                          Month Ended  Month Ended  Month Ended
                                                                                           10/31/2001  11/30/2001   12/31/2001
                                                                                          -----------  -----------  -----------
OPERATING ACTIVITIES
     Net earnings (loss)                                                                        (8)         (22)        (429)
     Adjustments to reconcile net earnings from operations:
          Depreciation and amortization                                                         14            8            8
          Deferred income taxes                                                                 --           --           --
          Provision for losses on accounts receivable                                           --           --           --
          Loss on sale of property and equipment                                                --           --           --
          Impairment of MSAs and associated assets                                              --           --          256
          Changes in assets and liabilities:
             Accounts receivable                                                                --           --           --
             Supplies, prepaid expenses, and other current assets                              (10)          27            6
             Deferred charges, other assets and intercompany receivable (payable)            2,740          134          178
             Net advances to affiliated physician groups                                       (91)                      (19)
             Accounts payable and accrued expenses                                              --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                          2,645          147           --

INVESTING ACTIVITIES
     Proceeds from sale of property and equipment                                               --           --           --
     Purchase of equipment                                                                      --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                             --           --           --

FINANCING ACTIVITIES
     Principal payments on notes payable                                                    (2,645)        (147)          --
     Principal payments on capital lease obligations                                            --           --           --
                                                                                            ------       ------       ------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                         (2,645)        (147)          --

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                --           --           --

     Cash and cash equivalents at beginning of period                                           --           --           --
                                                                                            ------       ------       ------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                  $   --       $   --       $   --
                                                                                            ======       ======       ======

                                                                                            Month Ended   Month Ended      Filing
                                                                                            1/31/2002     2/28/2002        To Date
                                                                                            -----------   -----------     --------
OPERATING ACTIVITIES
     Net earnings (loss)                                                                          --            --            (604)
     Adjustments to reconcile net earnings from operations:
          Depreciation and amortization                                                           --            --             114
          Deferred income taxes                                                                   --            --              --
          Provision for losses on accounts receivable                                             --            --              --
          Loss on sale of property and equipment                                                  --            --               1
          Impairment of MSAs and associated assets                                                --            --             256
          Changes in assets and liabilities:                                                      --            --
             Accounts receivable                                                                  --            --              --
             Supplies, prepaid expenses, and other current assets                                 48                            14
             Deferred charges, other assets and intercompany receivable (payable)                484          (297)          2,857
             Net advances to affiliated physician groups                                         539           297           1,227
             Accounts payable and accrued expenses                                                --                            --
                                                                                            --------        ------        --------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                            1,071            --           3,865

INVESTING ACTIVITIES
     Proceeds from sale of property and equipment                                                 --            --              --
     Purchase of equipment                                                                        --            --              (2)
                                                                                            --------        ------        --------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                               --            --              (2)

FINANCING ACTIVITIES
     Principal payments on notes payable                                                      (1,071)           --          (3,863)
     Principal payments on capital lease obligations                                              --            --              --
                                                                                            --------        ------        --------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                           (1,071)           --          (3,863)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  --            --              --

     Cash and cash equivalents at beginning of period                                             --            --              --
                                                                                            --------        ------        --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                  $     --        $   --        $     --
                                                                                            ========        ======        ========


                               Stmt of Cash Flows

               MONTHLY OPERATING REPORT COVER SHEET, CHECKLIST, &
                             CERTIFICATE OF SERVICE

                         UNITED STATES BANKRUPTCY COURT
                         WESTERN DISTRICT OF TENNESSEE


                                                         Case No.: 01-14609L
In re:   Response Oncology of                                     -------------
       -----------------------------
         Ft. Lauderdale, Inc.                           Judge: David S. Kennedy
       -----------------------------                           ----------------

Debtor(s)                                                        Chapter 11

    MONTHLY OPERATING REPORT FOR MONTH ENDING February 28, 2002 COME(S) NOW, Response Oncology of Fort Lauderdale Inc. Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 1 and ending February 28 as shown by the report and exhibits consisting of 14 pages and containing the following as indicated:

    X       Monthly Reporting Questionnaire (Attachment 1)
   ---

    X       Comparative Balance Sheets (Forms OPR-1 & OPR-2)
   ---

    X       Summary of Accounts Receivable (Form OPR-3)
   ---

    X       Schedule of Postpetition Liabilities (Form OPR-4)
   ---

    X       Statement of Income (Loss) (Form OPR-5)
   ---

    X       Statement of Sources and Uses of Cash (Form OPR-6)
   ---

    X       Certificate of Service
   ---

   ACCOUNTING METHOD USED:

            Cash
   ---

    X       Accrual
   ---

     I declare under penalty of perjury that this Report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a file stamped copy delivered to the U.S. Trustee.

Date:  May 8, 2002
       -----------                   DEBTOR-IN-POSSESSION

                                     By:           /s/ PETER A. STARK
                                        ----------------------------------------
                                                      (Signature)


                                     Name & Title: Peter A. Stark, CFO
                                                   -----------------------------
                                                         (Print or Type)

                                    Address:  1805 Moriah Woods Blvd.
                                              ----------------------------------
                                              Memphis, TN 38117
                                    --------------------------------------------

                                    Telephone Number: (901) 761-7000
                                                     ---------------------------

                                                     ATTACHMENT 1 (PAGE 1 of 4)


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  RESPONSE ONCOLOGY OF FORT LAUDERDALE, INC.
          ---------------------------------------------

CASE NUMBER:  01-24609L
            -------------------------------------------

MONTH OF:     February 2002
         ----------------------------------------------


1. PAYROLL State the amount of all executive wages paid and taxes withheld and paid.

                                          WAGES PAID                          TAXES
                                    ----------------------        ----------------------------
NAME AND TITLE OF EXECUTIVE          GROSS           NET           AMOUNT DUE          PAID
---------------------------         -------        -------        ------------      ----------
none
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Executive Payroll:  none
                        ----------------------------------------------------------------------

2. INSURANCE Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, so state in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                              DATE
                                             COVERAGE                       EXPIRATION        PREMIUM       COVERAGE
TYPE            NAME OF CARRIER               AMOUNT         POLICY #          DATE           AMOUNT        PD. THRU
----            ---------------              --------        --------       ----------        -------       --------
Casualty        See Schedule 2 attached.
         ------------------------------------------------------------------------------------------------------------
Workers' comp.
              -------------------------------------------------------------------------------------------------------
General liab.
              -------------------------------------------------------------------------------------------------------
Vehicle
       --------------------------------------------------------------------------------------------------------------
Other (specify):
                -----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

REV 7/99

                                                      ATTACHMENT 1 (PAGE 2 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Response Oncology of Fort Lauderdale, Inc.
          ----------------------------------------------------

CASE NUMBER: 01-24609L
            --------------------------------------------------

MONTH OF:  February, 2002
         -----------------------------------------------------

3.       Bank Accounts

                                                                        Account Type
                                            ---------------------------------------------------------------------
                                            Operating         Tax          Payroll         Other          Total
                                            ---------      ---------      ---------      ---------      ---------
Bank name                                     None           None           None           None
                                            ---------      ---------      ---------      ---------

Account #
                                            ---------      ---------      ---------      ---------

Beginning book balance
                                            ---------      ---------      ---------      ---------      ---------

Plus: Deposits
  (Attach detailed listing)
                                            ---------      ---------      ---------      ---------      ---------

Less: Disbursements
 (Attach detailed listing)
                                            ---------      ---------      ---------      ---------      ---------

Other:
  Transfers In (Out)                                                                                    ----0----
                                            ---------      ---------      ---------      ---------      ---------

 Ending book balance
                                            ---------      ---------      ---------      ---------      ---------

4. Postpetition Payments. List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach a separate sheet if necessary).


Payments To/On                                          Amount         Date          Check #       Court Order Date
--------------                                        ---------      ---------      ---------      ----------------
Professionals (attorneys, accountants, etc.):

  None
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

Prepetition debts:

  None
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------


REV 7/99

                                                      ATTACHMENT 1 (PAGE 3 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                          DETAILED LISTING OF RECEIPTS


CASE NAME:  Response Oncology of Fort Lauderdale, Inc.
          --------------------------------------------

CASE NUMBER:  01-24609L
            ------------------------------------------

MONTH OF:  February, 2002
          --------------------------------------------

BANK NAME:   None                      ACCOUNT #:
          -------------------------              -------------------------


Detail of Receipts:

  Date                  Received From                     Explanation                       Amount
---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


Total Receipts      None                    *Must agree to "Deposits" line of Item 3 on Attachment 1 (Page 2).
                  --------------------------


REV 7/99                                        (attach additional sheets if necessary)

                                                      ATTACHMENT 1 (PAGE 4 of 4)
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                       DETAILED LISTING OF DISBURSEMENTS

CASE NAME: Response Oncology of Fort Lauderdale, Inc.
          ----------------------------------------------

CASE NUMBER:  01-24609L
            --------------------------------------------

MONTH OF:  February 2002
         -----------------------------------------------


BANK NAME: None                       ACCOUNT #:
          --------------------------            --------------------------------


Detail of Disbursements:

  Date             Check #               Paid To/In Payment Of                 Amount
---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

Total Disbursements  None           *Must agree to "Disbursements" line of Item
                    ---------------
3 on Attachment 1 (Page 2).

REV 7/99                (attach additional sheets if necessary)

CASE NAME: RESPONSE ONCOLOGY,         COMPARATIVE BALANCE SHEETS      FORM OPR-1
          --------------------------
            OF FORT LAUDERDALE, INC.                                  REV 7/99
          --------------------------
CASE NUMBER: 01-24609L              MONTH ENDED: February, 2002
            ---------------                     ------------------

                                                    FILING
                                                     DATE   MONTH  MONTH  MONTH  MONTH  MONTH  MONTH
                                                    ------  -----  -----  -----  -----  -----  -----
ASSETS
CURRENT ASSETS
 Cash                                                 See "Comparative Balance Sheets" attached.
                                                    -----   -----  -----  -----  -----  -----  -----
Other negotiable instruments (i.e.
 CD's, Treasury bills, etc.)
                                                    -----   -----  -----  -----  -----  -----  -----
Accounts receivable, net (See OPR-3)
                                                    -----   -----  -----  -----  -----  -----  -----
 Less allowance for doubtful accounts
                                                    -----   -----  -----  -----  -----  -----  -----
Inventory, at lower of cost of Market
                                                    -----   -----  -----  -----  -----  -----  -----
Prepaid expenses and deposits
                                                    -----   -----  -----  -----  -----  -----  -----
Investments
                                                    -----   -----  -----  -----  -----  -----  -----
Other ------------------------------------
                                                    -----   -----  -----  -----  -----  -----  -----
   TOTAL CURRENT ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----
PROPERTY, PLANT & EQUIPMENT, AT COST
                                                    -----   -----  -----  -----  -----  -----  -----
 Less accumulated depreciation
                                                    -----   -----  -----  -----  -----  -----  -----
   NET PROPERTY, PLANT & EQUIPMENT
                                                    -----   -----  -----  -----  -----  -----  -----
OTHER ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----

-------------------------------------------         -----   -----  -----  -----  -----  -----  -----


   TOTAL ASSETS                                     -----   -----  -----  -----  -----  -----  -----

* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

CASE NAME: Response Oncology of Fort Lauderdale, Inc.     COMPARATIVE BALANCE SHEETS
          -------------------------------------------                                         FORM OPR-2
CASE NUMBER: 01-24609L                                    MONTH ENDED: February, 2002         REV 7/99
            -----------------------------------------                 -----------------

                                               FILING
                                                DATE             MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
LIABILITIES

  POST PETITION LIABILITIES (See OPR-4)          -0-           See "Comparative Balance Sheets" attached.
                                                               ---------   ---------   ---------   ---------   ---------   ---------
 PRE PETITION LIABILITIES
  Secured debt (petition Schedule D)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Priority debt (petition Schedule E)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Unsecured debt (petition Schedule F)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL PRE PETITION LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

    TOTAL LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 COMMON STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 PAID-IN CAPITAL
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 RETAINED EARNINGS
  Through filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Post filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

   TOTAL SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


   TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

CASE NAME: Response Oncology of Fourth Lauderdale, Inc.                      SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3
          ----------------------------------------------------                                                            REV 7/99
CASE NUMBER: 01-24609L                                                         MONTH ENDED: February, 2002
          ----------------------------------------------------                             ---------------

                                                                    0-30        31-60        61-90        OVER
                                               TOTAL                DAYS         DAYS         DAYS       90 DAYS
DATE OF FILING:                                 None
                -----------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

NOTE: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4
                                                                        REV 7/99


                     SCHEDULE OF POST PETITION LIABILITIES


CASE NAME:  Response Oncology of Fort Lauderdale, Inc.
          --------------------------------------------

CASE NUMBER:  01-24609L                      MONTH ENDED: February, 2002
            ------------------------------               ---------------


                                      DATE         DATE        TOTAL        0-30         31-60         61-90          OVER
                                    INCURRED       DUE          DUE         DAYS         DAYS          DAYS          90 DAYS
                                    --------     --------    --------     --------       --------      --------      --------

TAXES PAYABLE
 Federal Income Tax                  None
                                    --------     --------    --------     --------       --------      --------      --------

FICA
                                    --------     --------    --------     --------       --------      --------      --------

Unemployment Tax
                                    --------     --------    --------     --------       --------      --------      --------

Sales Tax
                                    --------     --------    --------     --------       --------      --------      --------

Personal Property Tax
                                    --------     --------    --------     --------       --------      --------      --------

  TOTAL TAXES PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION SECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION UNSECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

ACCRUED INTEREST PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------


TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)
                                    --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------

TOTALS                               None
                                    --------     --------    --------     --------       --------      --------      --------

*Attach separate page if necessary

NOTE: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

CASE NAME:  Response Oncology of Fort Lauderdale, Inc.     STATEMENT OF INCOME (LOSS)                     FORM OPR-5
            -------------------------------                                                               REV 7/99
CASE NUMBER:  01-24609L                                    MONTH ENDED:  February, 2002
            -------------------------------                             ----------------


                                                                                                                        FILING
                                     MONTH         MONTH         MONTH         MONTH         MONTH         MONTH        TO DATE

                                     None
                                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

NET REVENUE (INCOME)               ---------     ---------     ---------     ---------     ---------    ----------     ----------

COST OF GOODS SOLD
 Materials                         ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Labor - Direct                    ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Manufacturing Overhead            ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL COST OF GOODS SOLD         ---------     ---------     ---------     ---------     ---------    ----------     ----------

GROSS PROFIT                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

OPERATING EXPENSES
 Selling and Marketing             ---------     ---------     ---------     ---------     ---------    ----------     ----------

 General and Administrative        ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Other:__________________          ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL OPERATING EXPENSES         ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ---------     ---------     ---------     ---------     ---------    ----------     ----------

INTEREST EXPENSE                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

DEPRECIATION                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME TAX EXPENSE (BENEFIT)       ---------     ---------     ---------     ---------     ---------    ----------     ----------

EXTRAORDINARY INCOME (EXPENSE)*    ---------     ---------     ---------     ---------     ---------    ----------     ----------

    NET INCOME (LOSS)                None
                                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

* Requires Footnote

                     STATEMENT OF SOURCES AND USES OF CASH

CASE NAME: Response Oncology of Fort Lauderdale, Inc.
          -----------------------------------------------------                                                FORM OPR-6
CASE NUMBER: 01-24609L                                                    MONTH ENDED: February, 2002          REV 7/99
            ---------------------------------------------------                       ---------------


                                               MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ---------   ---------   ---------   ---------   ---------   ---------
                                             None
                                             ---------   ---------   ---------   ---------   ---------   ---------
SOURCES OF CASH
 Income (Loss) From Operations
   Add: Depreciation, Amortization
        & Other Non-Cash Items
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH GENERATED FROM OPERATIONS
                                             ---------   ---------   ---------   ---------   ---------   ---------
   Add: Decrease in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Increase in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
      TOTAL SOURCES OF CASH (A)
                                             ---------   ---------   ---------   ---------   ---------   ---------

USES OF CASH
   Increase in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Decrease in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
          TOTAL USES OF CASH (B)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   NET SOURCE (USE) OF CASH (A-B=NET)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - BEGINNING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - ENDING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------

                             CERTIFICATE OF SERVICE


         I hereby certify that a true copy of the foregoing Monthly Operating Report was sent by U.S. Mail properly addressed and with correct postage (or hand delivered) to the persons or offices listed below.

         Done this       day of               , 19    .
                  ------       ---------------    ----


                                             ----------------------------------
                                             (Signature)


                                             ----------------------------------
                                             (Printed name)


                                             ----------------------------------
                                             (Street address)


                                             ----------------------------------
                                             (City, state, zip)


                                             ----------------------------------
                                             (Telephone)


ORIGINAL FILED WITH:
U.S. Bankruptcy Court


----------------------------------------
(Address)


----------------------------------------
(City, state, zip)


----------------------------------------
(Date)


FILE STAMPED COPIES MAILED TO:
  U.S. Trustee
  One Memphis Place
  200 Jefferson Avenue, Suite 400
  Memphis, TN 38103

  Members of Creditors Committee
    (if applicable list names and
     addresses on separate sheet)

  List any other interested parties
    to whom MOR was issued:

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK/01-24610L/01-24609L/01-24608B
Month of:              February 2002



2.  Insurance


-----------------------------------------------------------------------------------------------------------------------------------

                                               POLICY TYPE                                         INSURANCE COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
                          Workers Compensation/Employers Liability "All States"                Hartford Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                             Crime Insurance                               Federal Insurance Company (Chubb)
-----------------------------------------------------------------------------------------------------------------------------------
                                        Fiduciary Liability/Crime                          Federal Insurance Company (Chubb)
-----------------------------------------------------------------------------------------------------------------------------------
                                   Managed Care Professional Liability                        Steadfast Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                           Automobile Liability                                Hartford Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                     Lexington Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                      Royal Indemnity Insurance
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                        TIG Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                     Directors and Officers Liability                          Hartford Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                 Excess Directors and Officers Liability                         Gulf Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                            Umbrella Liability                                 Chicago Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                            General Liability                                  Chicago Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                            Hospital Professional Liability/General Liability                  Chicago Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                             Directors and Officers Liability (Tail Coverage)                  Reliance Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                      Employment Practices Liability                            Zurich Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                            Boiler & Machinery                               Continental Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
                                            Florida Windstorm                          Florida Windstorm Underwriting Association
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------

                                               POLICY TYPE                                  COVERAGE AMOUNT          POLICY NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
                          Workers Compensation/Employers Liability "All States"                   500,000              20WBEX6471
-----------------------------------------------------------------------------------------------------------------------------------
                                             Crime Insurance                                    1,000,000               81514719A
-----------------------------------------------------------------------------------------------------------------------------------
                                        Fiduciary Liability/Crime                               1,000,000               81514719A
-----------------------------------------------------------------------------------------------------------------------------------
                                   Managed Care Professional Liability                1,000,000/3,000,000            APL360208302
-----------------------------------------------------------------------------------------------------------------------------------
                                           Automobile Liability                                 1,000,000             20UENUW8330
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                       1,000,000                 1280081
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                       4,000,000               RHD319956
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                      12,275,770             XPT39245522
-----------------------------------------------------------------------------------------------------------------------------------
                                     Directors and Officers Liability                           5,000,000            NDA013978800
-----------------------------------------------------------------------------------------------------------------------------------
                                 Excess Directors and Officers Liability                        5,000,000               GA0689336
-----------------------------------------------------------------------------------------------------------------------------------
                                            Umbrella Liability                        5,000,000/5,000,000              XSC2000073
-----------------------------------------------------------------------------------------------------------------------------------
                                            General Liability                         1,000,000/3,000,000              GLI1038480
-----------------------------------------------------------------------------------------------------------------------------------
                            Hospital Professional Liability/General Liability         1,000,000/3,000,000              HCC2001017
-----------------------------------------------------------------------------------------------------------------------------------
                             Directors and Officers Liability (Tail Coverage)                  10,000,000           NDA0142699-97
-----------------------------------------------------------------------------------------------------------------------------------
                                      Employment Practices Liability                            1,000,000           EOC3618914-03
-----------------------------------------------------------------------------------------------------------------------------------
                                            Boiler & Machinery                                  5,000,000            BM1098379645
-----------------------------------------------------------------------------------------------------------------------------------
                                            Florida Windstorm                                     850,000                 1237949
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------

                                               POLICY TYPE                             EXPIRATION DATE        PREMIUM DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                          Workers Compensation/Employers Liability "All States"           8/1/2002            Estimated Ann. Prem.
-----------------------------------------------------------------------------------------------------------------------------------
                                             Crime Insurance                              2/1/2002            Semi Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                        Fiduciary Liability/Crime                         2/1/2002            Semi Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                   Managed Care Professional Liability                    2/1/2002            Semi Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                           Automobile Liability                           8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                 8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                 8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                 8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                     Directors and Officers Liability                    6/30/2002            Semi Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                 Excess Directors and Officers Liability                 3/31/2002            Semi Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                            Umbrella Liability                            8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                            General Liability                             8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                            Hospital Professional Liability/General Liability             8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                             Directors and Officers Liability (Tail Coverage)            12/1/2003                  Prepaid
-----------------------------------------------------------------------------------------------------------------------------------
                                      Employment Practices Liability                      8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                            Boiler & Machinery                            8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                            Florida Windstorm                             8/1/2002               Annual Premium
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  DATE COVERAGE
                                               POLICY TYPE                                 PREMIUM AMOUNTS         PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
                          Workers Compensation/Employers Liability "All States"                44,441               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                             Crime Insurance                                    3,000               2/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                        Fiduciary Liability/Crime                               2,075               2/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                   Managed Care Professional Liability                         97,375               2/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                           Automobile Liability                                 3,959               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                     106,592               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                      15,000               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property                                      25,000               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                     Directors and Officers Liability                          75,384              6/30/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                 Excess Directors and Officers Liability                       57,812              3/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                            Umbrella Liability                                174,269               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                            General Liability                                   3,320               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                            Hospital Professional Liability/General Liability                 142,219               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                             Directors and Officers Liability (Tail Coverage)                  90,000              12/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
                                      Employment Practices Liability                           25,895               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                            Boiler & Machinery                                  3,585               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                            Florida Windstorm                                   3,801               8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------



                                   Schedule 2
                                   Insurance

Case Name: RESPONSE ONCOLOGY OF FT. LAUDERDALE, INC.
Case Number:  01-24609L
Month of:               February 2002


(In Thousands)

Comparative Balance Sheets


                                                                                       Filing Date
                                                                                        March 29,         April 30,        May 31,
                                                                                            2001             2001           2001
                                                                                       -----------        ---------       --------
ASSETS
CURRENT ASSETS
            Cash and cash equivalents                                                   $     --           $     --       $     --
            Accounts receivable                                                               --                 --             --
               Less: Allowance for doubtful accounts                                          --                 --             --
            Supplies and pharmaceuticals                                                      --                 --             --
            Prepaid expenses and other current assets                                         --                 --             --
            Due from affiliated physician groups                                              --                 --             --
            Deferred income taxes                                                             --                 --             --
                                                                                        --------           --------       --------

               TOTAL CURRENT ASSETS                                                           --                 --             --

PROPERTY, PLANT & EQUIPMENT, at cost                                                          --                 --             --
            Less:  Accumulated depreciation and amortization                                  --                 --             --
                                                                                        --------           --------       --------

               NET PROPERTY, PLANT & EQUIPMENT                                                --                 --             --

OTHER ASSETS
            Deferred charges                                                                  --                 --             --
               Less: Accumulated amortization, deferred charges                               --                 --             --
            Management service agreements                                                     --                 --             --
               Less: Accumulated amortization, management service agreements                  --                 --             --
            Other assets                                                                      --                 --             --
            Intercompany receivable (payable)                                             23,435             23,435         23,435
                                                                                        --------           --------       --------

                                                                                          23,435             23,435         23,435
                                                                                        --------           --------       --------

TOTAL ASSETS                                                                            $ 23,435           $ 23,435       $ 23,435
                                                                                        ========           ========       ========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
            Post petition liabilities                                                   $     --           $     --       $     --
            Pre-petition liabilities:
               Secured debt                                                               29,199             29,199         29,199
               Priority debt                                                                  --                 --             --
               Unsecured debt:
                 Accounts payable and accrued expenses                                        --                 --             --
                 Subordinated notes payable                                                   --                 --             --
                 Capital lease obligations                                                    --                 --             --
                 Other GAAP accruals not included in schedules                                --                 --             --
                 Deferred income taxes                                                        --                 --             --
                                                                                        --------           --------       --------

             TOTAL LIABILITIES                                                            29,199             29,199         29,199

STOCKHOLDERS' EQUITY
            Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000
               shares issued and outstanding 16,631 shares at each period end                 --                 --             --
            Common stock, $.01 par value, authorized 30,000,000 shares; issued
               and outstanding 12,290,764 shares at each period end (1)                       --                 --             --
            Paid-in capital                                                                   --                 --             --
            Accumulated deficit:
               Through filing date                                                        (5,764)            (5,764)        (5,764)
               Post filing date                                                               --                 --             --
                                                                                        --------           --------       --------

                                                                                          (5,764)            (5,764)        (5,764)
                                                                                        --------           --------       --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $ 23,435           $ 23,435       $ 23,435
                                                                                        ========           ========       ========
                                                                                              --                 --             --



                                                                                    June 30,           July 31,         August 31,
                                                                                      2001               2001             2001
                                                                                   ---------          ---------         ----------
ASSETS
CURRENT ASSETS
            Cash and cash equivalents                                               $     --           $     --         $     --
            Accounts receivable                                                           --                 --               --
               Less: Allowance for doubtful accounts                                      --                 --               --
            Supplies and pharmaceuticals                                                  --                 --               --
            Prepaid expenses and other current assets                                     --                 --               --
            Due from affiliated physician groups                                          --                 --               --
            Deferred income taxes                                                         --                 --               --
                                                                                    --------           --------         --------

               TOTAL CURRENT ASSETS                                                       --                 --               --

PROPERTY, PLANT & EQUIPMENT, at cost                                                      --                 --               --
            Less:  Accumulated depreciation and amortization                              --                 --               --
                                                                                    --------           --------         --------

               NET PROPERTY, PLANT & EQUIPMENT                                            --                 --               --

OTHER ASSETS
            Deferred charges                                                              --                 --               --
               Less: Accumulated amortization, deferred charges                           --                 --               --
            Management service agreements                                                 --                 --               --
               Less: Accumulated amortization, management service agreements              --                 --               --
            Other assets                                                                  --                 --               --
            Intercompany receivable (payable)                                         23,435             23,435           23,435
                                                                                    --------           --------         --------

                                                                                      23,435             23,435           23,435
                                                                                    --------           --------         --------

TOTAL ASSETS                                                                        $ 23,435           $ 23,435         $ 23,435
                                                                                    ========           ========         ========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
            Post petition liabilities                                               $     --           $     --         $     --
            Pre-petition liabilities:
               Secured debt                                                           29,199             29,199           29,199
               Priority debt                                                              --                 --               --
               Unsecured debt:
                 Accounts payable and accrued expenses                                    --                 --               --
                 Subordinated notes payable                                               --                 --               --
                 Capital lease obligations                                                --                 --               --
                 Other GAAP accruals not included in schedules                            --                 --               --
                 Deferred income taxes                                                    --                 --               --
                                                                                    --------           --------         --------

             TOTAL LIABILITIES                                                        29,199             29,199           29,199

STOCKHOLDERS' EQUITY
            Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000
               shares issued and outstanding 16,631 shares at each period end             --                 --               --
            Common stock, $.01 par value, authorized 30,000,000 shares; issued
               and outstanding 12,290,764 shares at each period end (1)                   --                 --               --
            Paid-in capital                                                               --                 --               --
            Accumulated deficit:
               Through filing date                                                    (5,764)            (5,764)          (5,764)
               Post filing date                                                           --                 --               --
                                                                                    --------           --------         --------

                                                                                      (5,764)            (5,764)          (5,764)
                                                                                    --------           --------         --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $ 23,435           $ 23,435         $ 23,435
                                                                                    ========           ========         ========
                                                                                          --                 --               --




                                                                                September 30,       October 31,       November 30,
                                                                                    2001               2001               2001
                                                                                -------------       -----------       ------------
ASSETS
CURRENT ASSETS
            Cash and cash equivalents                                             $     --           $     --           $     --
            Accounts receivable                                                         --                 --                 --
               Less: Allowance for doubtful accounts                                    --                 --                 --
            Supplies and pharmaceuticals                                                --                 --                 --
            Prepaid expenses and other current assets                                   --                 --                 --
            Due from affiliated physician groups                                        --                 --                 --
            Deferred income taxes                                                       --                 --                 --
                                                                                  --------           --------           --------

               TOTAL CURRENT ASSETS                                                     --                 --                 --

PROPERTY, PLANT & EQUIPMENT, at cost                                                    --                 --                 --
            Less:  Accumulated depreciation and amortization                            --                 --                 --
                                                                                  --------           --------           --------

               NET PROPERTY, PLANT & EQUIPMENT                                          --                 --                 --

OTHER ASSETS
            Deferred charges                                                            --                 --                 --
               Less: Accumulated amortization, deferred charges                         --                 --                 --
            Management service agreements                                               --                 --                 --
               Less: Accumulated amortization, management service agreements            --                 --                 --
            Other assets                                                                --                 --                 --
            Intercompany receivable (payable)                                       23,435             20,790             20,643
                                                                                  --------           --------           --------

                                                                                    23,435             20,790             20,643
                                                                                  --------           --------           --------

TOTAL ASSETS                                                                      $ 23,435           $ 20,790           $ 20,643
                                                                                  ========           ========           ========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
            Post petition liabilities                                             $     --           $     --           $     --
            Pre-petition liabilities:
               Secured debt                                                         29,199             26,554             26,407
               Priority debt                                                            --                 --                 --
               Unsecured debt:
                 Accounts payable and accrued expenses                                  --                 --                 --
                 Subordinated notes payable                                             --                 --                 --
                 Capital lease obligations                                              --                 --                 --
                 Other GAAP accruals not included in schedules                          --                 --                 --
                 Deferred income taxes                                                  --                 --                 --
                                                                                  --------           --------           --------

             TOTAL LIABILITIES                                                      29,199             26,554             26,407

STOCKHOLDERS' EQUITY
            Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000
               shares issued and outstanding 16,631 shares at each period end           --                 --                 --
            Common stock, $.01 par value, authorized 30,000,000 shares; issued
               and outstanding 12,290,764 shares at each period end (1)                 --                 --                 --
            Paid-in capital                                                             --                 --                 --
            Accumulated deficit:
               Through filing date                                                  (5,764)            (5,764)            (5,764)
               Post filing date                                                         --                 --                 --
                                                                                  --------           --------           --------

                                                                                    (5,764)            (5,764)            (5,764)
                                                                                  --------           --------           --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $ 23,435           $ 20,790           $ 20,643
                                                                                  ========           ========           ========
                                                                                        --                 --                 --




                                                                                 December 31,        January 31,       February 28,
                                                                                     2001               2002               2002
                                                                                 ------------        -----------       ------------
ASSETS
CURRENT ASSETS
            Cash and cash equivalents                                              $     --           $     --           $     --
            Accounts receivable                                                          --                 --                 --
               Less: Allowance for doubtful accounts                                     --                 --                 --
            Supplies and pharmaceuticals                                                 --                 --                 --
            Prepaid expenses and other current assets                                    --                 --                 --
            Due from affiliated physician groups                                         --                 --                 --
            Deferred income taxes                                                        --                 --                 --
                                                                                   --------           --------           --------

               TOTAL CURRENT ASSETS                                                      --                 --                 --

PROPERTY, PLANT & EQUIPMENT, at cost                                                     --                 --                 --
            Less:  Accumulated depreciation and amortization                             --                 --                 --
                                                                                   --------           --------           --------

               NET PROPERTY, PLANT & EQUIPMENT                                           --                 --                 --

OTHER ASSETS
            Deferred charges                                                             --                 --                 --
               Less: Accumulated amortization, deferred charges                          --                 --                 --
            Management service agreements                                                --                 --                 --
               Less: Accumulated amortization, management service agreements             --                 --                 --
            Other assets                                                                 --                 --                 --
            Intercompany receivable (payable)                                        20,643             19,572             19,572
                                                                                   --------           --------           --------

                                                                                     20,643             19,572             19,572
                                                                                   --------           --------           --------

TOTAL ASSETS                                                                       $ 20,643           $ 19,572           $ 19,572
                                                                                   ========           ========           ========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
            Post petition liabilities                                              $     --           $     --           $     --
            Pre-petition liabilities:
               Secured debt                                                          26,407             25,336             25,336
               Priority debt                                                             --                 --                 --
               Unsecured debt:
                 Accounts payable and accrued expenses                                   --                 --                 --
                 Subordinated notes payable                                              --                 --                 --
                 Capital lease obligations                                               --                 --                 --
                 Other GAAP accruals not included in schedules                           --                 --                 --
                 Deferred income taxes                                                   --                 --                 --
                                                                                   --------           --------           --------

             TOTAL LIABILITIES                                                       26,407             25,336             25,336

STOCKHOLDERS' EQUITY
            Series A convertible preferred stock, $1.00 par value, (aggregate involuntary liquidating preference $183) authorized 3,000,000 shares
               issued and outstanding 16,631 shares at each period end                   --                 --                 --
            Common stock, $.01 par value, authorized 30,000,000 shares; issued
               and outstanding 12,290,764 shares at each period end (1)                  --                 --                 --
            Paid-in capital                                                              --                 --                 --
            Accumulated deficit:
               Through filing date                                                   (5,764)            (5,764)            (5,764)
               Post filing date                                                          --                 --                 --
                                                                                   --------           --------           --------

                                                                                     (5,764)            (5,764)            (5,764)
                                                                                   --------           --------           --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 20,643           $ 19,572           $ 19,572
                                                                                   ========           ========           ========
                                                                                         --                 --                 --




(1) Outstanding shares at December 31, 2001, January 31, 2002 and February 28, 2002 were 12,279,555.


                           Comparative Balance Sheets

               MONTHLY OPERATING REPORT COVER SHEET, CHECKLIST, &
                             CERTIFICATE OF SERVICE

                         UNITED STATES BANKRUPTCY COURT
                         WESTERN DISTRICT OF TENNESSEE


                                                         Case No.: 01-24608B
In re:   Response Oncology Management of                          -------------
       -----------------------------------
         South Florida, Inc.                            Judge: David S. Kennedy
       -----------------------------------                     ----------------

Debtor(s)                                                        Chapter 11

    MONTHLY OPERATING REPORT FOR MONTH ENDING February 28, 2002 COME(S) NOW. Response Oncology Management of South Florida, Inc. Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 1 and ending February 28 as shown by the report and exhibits consisting of 14 pages and containing the following as indicated:

    X       Monthly Reporting Questionnaire (Attachment 1)
   ---

    X       Comparative Balance Sheets (Forms OPR-1 & OPR-2)
   ---

    X       Summary of Accounts Receivable (Form OPR-3)
   ---

    X       Schedule of Postpetition Liabilities (Form OPR-4)
   ---

    X       Statement of Income (Loss) (Form OPR-5)
   ---

    X       Statement of Sources and Uses of Cash (Form OPR-6)
   ---

    X       Certificate of Service
   ---

   ACCOUNTING METHOD USED:

            Cash
   ---

    X       Accrual
   ---

     I declare under penalty of perjury that this Report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a file stamped copy delivered to the U.S. Trustee.

Date:  May 8, 2002
       -----------                   DEBTOR-IN-POSSESSION

                                     By: /s/ Peter A. Stark
                                        ----------------------------------------
                                                   (Signature)


                                     Name & Title: Peter A. Stark, CFO
                                                   -----------------------------
                                                         (Print or Type)

                                    Address:  1805 Moriah Woods Blvd.
                                              ----------------------------------
                                              Memphis, TN 38117
                                    --------------------------------------------

                                    Telephone Number: (901) 761-7000
                                                     ---------------------------

REV 7/99

                                                         ATTACHMENT 1 (PAGE 1 of

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  RESPONSE ONCOLOGY MANAGEMENT OF SOUTH FLORIDA, INC.
          -----------------------------------------------------

CASE NUMBER:  01-24608B
            ---------------------------------------------------

MONTH OF:     February 2002
         ------------------------------------------------------


1. PAYROLL State the amount of all executive wages paid and taxes withheld and paid.

                                          WAGES PAID                          TAXES
                                    ----------------------        ----------------------------
NAME AND TITLE OF EXECUTIVE          GROSS           NET           AMOUNT DUE          PAID
---------------------------         -------        -------        ------------      ----------
    none
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total Executive Payroll:  none
                        ----------------------------------------------------------------------

2. INSURANCE Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, so state in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                              DATE
                                             COVERAGE                       EXPIRATION        PREMIUM       COVERAGE
TYPE            NAME OF CARRIER               AMOUNT         POLICY #          DATE           AMOUNT        PD. THRU
----            ---------------              --------        --------       ----------        -------       --------
Casualty        See Schedule 2 attached.
         ------------------------------------------------------------------------------------------------------------
Workers' comp.
              -------------------------------------------------------------------------------------------------------
General liab.
              -------------------------------------------------------------------------------------------------------
Vehicle
       --------------------------------------------------------------------------------------------------------------
Other (specify):
                -----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

REV 7/99

                                                      ATTACHMENT 1 (PAGE 2 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Response Oncology Management of South Florida, Inc.
          ----------------------------------------------------

CASE NUMBER: 01-24608B
            --------------------------------------------------

MONTH OF:  February, 2002
         -----------------------------------------------------

3.       Bank Accounts

                                                                        Account Type
                                            ---------------------------------------------------------------------
                                            Operating         Tax          Payroll         Other          Total
                                            ---------      ---------      ---------      ---------      ---------
Bank name                                     None           None           None           None
                                            ---------      ---------      ---------      ---------

Account #
                                            ---------      ---------      ---------      ---------

Beginning book balance
                                            ---------      ---------      ---------      ---------      ---------

Plus: Deposits
  (Attach detailed listing)                 ---------      ---------      ---------      ---------      ---------


Less: Disbursements
  (Attach detailed listing)                 ---------      ---------      ---------      ---------      ---------


Other:
  Transfers In (Out)                                                                                    ----0----
                                            ---------      ---------      ---------      ---------      ---------

 Ending book balance
                                            ---------      ---------      ---------      ---------      ---------

4. Postpetition Payments. List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach a separate sheet if necessary).


Payments To/On                                          Amount         Date          Check #       Court Order Date
--------------                                        ---------      ---------      ---------      ----------------
Professionals (attorneys, accountants, etc.):

  None
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

Prepetition debts:

  None
---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------

---------------------------------------------         ---------      ---------      ---------      ----------------


REV 7/99

                                                      ATTACHMENT 1 (PAGE 3 of 4)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                          DETAILED LISTING OF RECEIPTS


CASE NAME:  Response Oncology Management of South Florida, Inc.
          -----------------------------------------------------

CASE NUMBER:  01-24608B
            ---------------------------------------------------

MONTH OF:  February, 2002
          -----------------------------------------------------

BANK NAME:  None                       ACCOUNT #:
          -------------------------              -------------------------


Detail of Receipts:

  Date                  Received From                     Explanation                       Amount
---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


---------         --------------------------      --------------------------      --------------------------


Total Receipts      None                    *Must agree to "Deposits" line of Item 3 on Attachment 1 (Page 2).
                  --------------------------


REV 7/99                                        (attach additional sheets if necessary)

                                                      ATTACHMENT 1 (PAGE 4 of 4)
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                       DETAILED LISTING OF DISBURSEMENTS

CASE NAME:  Response Oncology Management of South Florida, Inc.
          -----------------------------------------------------

CASE NUMBER:  01-24608B
            ---------------------------------------------------

MONTH OF:  February 2002
         ------------------------------------------------------


BANK NAME: None                       ACCOUNT #:
          --------------------------            --------------------------------


Detail of Disbursements:

  Date             Check #               Paid To/In Payment Of                 Amount
---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

---------         ----------        -------------------------------          ----------

Total Disbursements  None           *Must agree to "Disbursements" line of Item
                    ---------------
3 on Attachment 1 (Page 2).

REV 7/99                (attach additional sheets if necessary)

CASE NAME: Response Oncology          COMPARATIVE BALANCE SHEETS      FORM OPR-1
           ----------------------                                     REV 7/99
           Management of
           ----------------------
           South Florida, Inc.
           ----------------------

CASE NUMBER: 01-24608B              MONTH ENDED: February, 2002
             --------------------                --------------

                                                    FILING
                                                     DATE   MONTH  MONTH  MONTH  MONTH  MONTH  MONTH
                                                    ------  -----  -----  -----  -----  -----  -----
ASSETS
CURRENT ASSETS
 Cash                                                 See "Comparative Balance Sheets" attached.
                                                    -----   -----  -----  -----  -----  -----  -----
Other negotiable instruments (i.e.
 CD's, Treasury bills, etc.)
                                                    -----   -----  -----  -----  -----  -----  -----
Accounts receivable, net (See OPR-3)
                                                    -----   -----  -----  -----  -----  -----  -----
 Less allowance for doubtful accounts
                                                    -----   -----  -----  -----  -----  -----  -----
Inventory, at lower of cost of market
                                                    -----   -----  -----  -----  -----  -----  -----
Prepaid expenses and deposits
                                                    -----   -----  -----  -----  -----  -----  -----
Investments
                                                    -----   -----  -----  -----  -----  -----  -----
Other ------------------------------------
                                                    -----   -----  -----  -----  -----  -----  -----
   TOTAL CURRENT ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----
PROPERTY, PLANT & EQUIPMENT, AT COST
                                                    -----   -----  -----  -----  -----  -----  -----
 Less accumulated depreciation
                                                    -----   -----  -----  -----  -----  -----  -----
   NET PROPERTY, PLANT & EQUIPMENT
                                                    -----   -----  -----  -----  -----  -----  -----
OTHER ASSETS
                                                    -----   -----  -----  -----  -----  -----  -----

-------------------------------------------         -----   -----  -----  -----  -----  -----  -----


   TOTAL ASSETS                                     -----   -----  -----  -----  -----  -----  -----

* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

CASE NAME: Response Oncology Management of            COMPARATIVE BALANCE SHEETS
          -----------------------------------                                             FORM OPR-2
          South Florida, Inc.                                                             REV 7/99
CASE NUMBER: 01-24608B                                MONTH ENDED: February, 2002
            ---------------------------------                     -----------------

                                               FILING
                                                DATE             MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
LIABILITIES

  POST PETITION LIABILITIES (See OPR-4)          -0-           See "Comparative Balance Sheets" attached.
                                                               ---------   ---------   ---------   ---------   ---------   ---------
 PRE PETITION LIABILITIES
  Secured debt (petition Schedule D)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Priority debt (petition Schedule E)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Unsecured debt (petition Schedule F)
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL PRE PETITION LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

    TOTAL LIABILITIES
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 COMMON STOCK
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 PAID-IN CAPITAL
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
 RETAINED EARNINGS
  Through filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------
  Post filing date
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

   TOTAL SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------


   TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY
                                             ------------      ---------   ---------   ---------   ---------   ---------   ---------

CASE NAME: Response Oncology Management of South Florida, Inc.               SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3
          ----------------------------------------------------                                                            REV 7/99
CASE NUMBER: 01-24608B                                                         MONTH ENDED: February, 2002
          ----------------------------------------------------                              --------------

                                                                    0-30        31-60        61-90        OVER
                                               TOTAL                DAYS         DAYS         DAYS       90 DAYS
DATE OF FILING:   None
                -----------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

MONTH:
      ---------------------------            ----------          ----------   ----------   ----------   ----------
  Allowance for doubtful accounts           (          )        (          ) (          ) (          ) (          )
                                             ----------          ----------   ----------   ----------   ----------

NOTE: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4
                                                                        REV 7/99


                     SCHEDULE OF POST PETITION LIABILITIES


CASE NAME:  Response Oncology  Management of South Florida, Inc.
          ------------------------------------------------------

CASE NUMBER:  01-24608-B                     MONTH ENDED: February, 2002
            ------------------------------               ---------------


                                      DATE         DATE        TOTAL        0-30         31-60         61-90          OVER
                                    INCURRED       DUE          DUE         DAYS         DAYS          DAYS          90 DAYS
                                    --------     --------    --------     --------       --------      --------      --------

TAXES PAYABLE
 Federal Income Tax                  None
                                    --------     --------    --------     --------       --------      --------      --------

FICA
                                    --------     --------    --------     --------       --------      --------      --------

Unemployment Tax
                                    --------     --------    --------     --------       --------      --------      --------

Sales Tax
                                    --------     --------    --------     --------       --------      --------      --------

Personal Property Tax
                                    --------     --------    --------     --------       --------      --------      --------

  TOTAL TAXES PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION SECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

POSTPETITION UNSECURED DEBT
                                    --------     --------    --------     --------       --------      --------      --------

ACCRUED INTEREST PAYABLE
                                    --------     --------    --------     --------       --------      --------      --------


TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)
                                    --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------


------------------------------      --------     --------    --------     --------       --------      --------      --------

TOTALS                               None
                                    --------     --------    --------     --------       --------      --------      --------

*Attach separate page if necessary

NOTE: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

CASE NAME:  Response Oncology Management of          STATEMENT OF INCOME (LOSS)                     FORM OPR-5
            South Florida, Inc.                                                                     REV 7/99
            -------------------------------
CASE NUMBER:  01-24608B                              MONTH ENDED:  February, 2002
            -------------------------------                       ----------------


                                                                                                                        FILING
                                     MONTH         MONTH         MONTH         MONTH         MONTH         MONTH        TO DATE

                                     None
                                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

NET REVENUE (INCOME)               ---------     ---------     ---------     ---------     ---------    ----------     ----------

COST OF GOODS SOLD
 Materials                         ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Labor - Direct                    ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Manufacturing Overhead            ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL COST OF GOODS SOLD         ---------     ---------     ---------     ---------     ---------    ----------     ----------

GROSS PROFIT                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

OPERATING EXPENSES
 Selling and Marketing             ---------     ---------     ---------     ---------     ---------    ----------     ----------

 General and Administrative        ---------     ---------     ---------     ---------     ---------    ----------     ----------

 Other:__________________          ---------     ---------     ---------     ---------     ---------    ----------     ----------

  TOTAL OPERATING EXPENSES         ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ---------     ---------     ---------     ---------     ---------    ----------     ----------

INTEREST EXPENSE                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

DEPRECIATION                       ---------     ---------     ---------     ---------     ---------    ----------     ----------

INCOME TAX EXPENSE (BENEFIT)       ---------     ---------     ---------     ---------     ---------    ----------     ----------

EXTRAORDINARY INCOME (EXPENSE)*    ---------     ---------     ---------     ---------     ---------    ----------     ----------

    NET INCOME (LOSS)                None
                                   ---------     ---------     ---------     ---------     ---------    ----------     ----------

* Requires Footnote

                     STATEMENT OF SOURCES AND USES OF CASH

CASE NAME: Response Oncology Management of South Florida, Inc.
          -----------------------------------------------------                                                FORM OPR-6
CASE NUMBER: 01-24608B                                                    MONTH ENDED: February, 2002          REV 7/99
            ---------------------------------------------------                       ---------------


                                               MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
                                             ---------   ---------   ---------   ---------   ---------   ---------
                                             None
                                             ---------   ---------   ---------   ---------   ---------   ---------
SOURCES OF CASH
 Income (Loss) From Operations
   Add: Depreciation, Amortization
        & Other Non-Cash Items
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH GENERATED FROM OPERATIONS
                                             ---------   ---------   ---------   ---------   ---------   ---------
   Add: Decrease in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Increase in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
      TOTAL SOURCES OF CASH (A)
                                             ---------   ---------   ---------   ---------   ---------   ---------

USES OF CASH
   Increase in Assets:
        Accounts Receivable
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Inventory
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Prepaid Expenses & Deposits
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Property, Plant & Equipment
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Other
                                             ---------   ---------   ---------   ---------   ---------   ---------
      Decrease in Liabilities:
        Pre Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
        Post Petition Liabilities
                                             ---------   ---------   ---------   ---------   ---------   ---------
         TOTAL USES OF CASH (B)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   NET SOURCE (USE) OF CASH (A-B=NET)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - BEGINNING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------
   CASH - ENDING BALANCE (OPR-1)
                                             ---------   ---------   ---------   ---------   ---------   ---------

                             CERTIFICATE OF SERVICE


         I hereby certify that a true copy of the foregoing Monthly Operating Report was sent by U.S. Mail properly addressed and with correct postage (or hand delivered) to the persons or offices listed below.

         Done this       day of               , 19    .
                  ------       ---------------    ----


                                             ----------------------------------
                                             (Signature)


                                             ----------------------------------
                                             (Printed name)


                                             ----------------------------------
                                             (Street address)


                                             ----------------------------------
                                             (City, state, zip)


                                             ----------------------------------
                                             (Telephone)


ORIGINAL FILED WITH:
U.S. Bankruptcy Court


----------------------------------------
(Address)


----------------------------------------
(City, state, zip)


----------------------------------------
(Date)


FILE STAMPED COPIES MAILED TO:
  U.S. Trustee
  One Memphis Place
  200 Jefferson Avenue, Suite 400
  Memphis, TN 38103

  Members of Creditors Committee
    (if applicable list names and
     addresses on separate sheet)

  List any other interested parties
    to whom MOR was issued:

Case Name: RESPONSE ONCOLOGY, INC., et al.
Case Number:  01-24607-DSK/01-24610L/01-24609L/01-24608B
Month of:        February 2002


2.       INSURANCE

-----------------------------------------------------------------------------------------------------------------------------------

                   POLICY TYPE                                    INSURANCE COMPANY                     COVERAGE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"         Hartford Insurance Company                          500,000
-----------------------------------------------------------------------------------------------------------------------------------
                   Crime Insurance                        Federal Insurance Company (Chubb)                     1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
              Fiduciary Liability/Crime                   Federal Insurance Company (Chubb)                     1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
         Managed Care Professional Liability                 Steadfast Insurance Company              1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                Automobile Liability                          Hartford Insurance Company                        1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                      Property                               Lexington Insurance Company                        1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                      Property                                Royal Indemnity Insurance                         4,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                      Property                                  TIG Insurance Company                          12,275,770
-----------------------------------------------------------------------------------------------------------------------------------
          Directors and Officers Liability                    Hartford Insurance Company                        5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       Excess Directors and Officers Liability                  Gulf Insurance Company                          5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                 Umbrella Liability                           Chicago Insurance Company               5,000,000/5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                  General Liability                           Chicago Insurance Company               1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------------
  Hospital Professional Liability/General Liability           Chicago Insurance Company               1,000,000/3,000,000
-----------------------------------------------------------------------------------------------------------------------------------
  Directors and Officers Liability (Tail Coverage)            Reliance Insurance Company                       10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
           Employment Practices Liability                      Zurich Insurance Company                         1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                 Boiler & Machinery                         Continental Insurance Company                       5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                  Florida Windstorm                    Florida Windstorm Underwriting Association                 850,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        EXPIRATION          PREMIUM          PREMIUM   DATE COVERAGE
                   POLICY TYPE                         POLICY NUMBER       DATE           DESCRIPTION        AMOUNTS   PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Workers Compensation/Employers Liability "All States"  20WBEX6471        8/1/2002     Estimated Ann. Prem.     44,441    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                   Crime Insurance                                       2/1/2002     Semi Annual Premium       3,000    2/1/2002
------------------------------------------------------- 81514719A -----------------------------------------------------------------
              Fiduciary Liability/Crime                                  2/1/2002     Semi Annual Premium       2,075    2/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
         Managed Care Professional Liability          APL360208302       2/1/2002     Semi Annual Premium      97,375    2/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                Automobile Liability                   20UENUW8330       8/1/2002        Annual Premium         3,959    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                      Property                           1280081         8/1/2002        Annual Premium       106,592    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                      Property                          RHD319956        8/1/2002        Annual Premium        15,000    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                      Property                         XPT39245522       8/1/2002        Annual Premium        25,000    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
          Directors and Officers Liability            NDA013978800      6/30/2002     Semi Annual Premium      75,384   6/30/2002
-----------------------------------------------------------------------------------------------------------------------------------
       Excess Directors and Officers Liability          GA0689336       3/31/2002     Semi Annual Premium      57,812   3/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
                 Umbrella Liability                    XSC2000073        8/1/2002        Annual Premium       174,269    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                  General Liability                    GLI1038480        8/1/2002        Annual Premium         3,320    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
  Hospital Professional Liability/General Liability    HCC2001017        8/1/2002        Annual Premium       142,219    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
  Directors and Officers Liability (Tail Coverage)    NDA0142699-97     12/1/2003           Prepaid            90,000   12/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
           Employment Practices Liability             EOC3618914-03      8/1/2002        Annual Premium        25,895    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                 Boiler & Machinery                   BM1098379645       8/1/2002        Annual Premium         3,585    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
                  Florida Windstorm                      1237949         8/1/2002        Annual Premium         3,801    8/1/2002
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2
                                   INSURANCE

Case Name: RESPONSE ONCOLOGY MANAGEMENT OF SOUTH FLORIDA, INC.
Case Number: 01-24608B
Month of: February 2002

(In Thousands)

Comparative Balance Sheets

                                                  Filing Date
                                                    March 29,     April 30,      May 31,      June 30,      July 31,      August 31,
                                                      2001          2001          2001          2001          2001           2001
                                                  -----------     ---------     --------      --------      --------      ---------
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                        $     --      $     --      $     --      $     --      $     --      $     --
   Accounts receivable                                    --            --            --            --            --            --
      Less: Allowance for doubtful accounts               --            --            --            --            --            --
   Supplies and pharmaceuticals                           --            --            --            --            --            --
   Prepaid expenses and other current assets              --            --            --            --            --            --
   Due from affiliated physician groups                   --            --            --            --            --            --
   Deferred income taxes                                  --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

      TOTAL CURRENT ASSETS                                --            --            --            --            --            --

PROPERTY, PLANT & EQUIPMENT, at cost                      --            --            --            --            --            --
   Less: Accumulated depreciation and
     amortization                                         --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

     NET PROPERTY, PLANT & EQUIPMENT                      --            --            --            --            --            --

OTHER ASSETS
   Deferred charges                                       --            --            --            --            --            --
      Less: Accumulated amortization,
        deferred charges                                  --            --            --            --            --            --
   Management service agreements                          --            --            --            --            --            --
      Less: Accumulated amortization,
        management service agreements                     --            --            --            --            --            --
   Other assets                                           --            --            --            --            --            --
   Intercompany receivable (payable)                  28,430        28,430        28,430        28,430        28,430        28,430
                                                    --------      --------      --------      --------      --------      --------

                                                      28,430        28,430        28,430        28,430        28,430        28,430
                                                    --------      --------      --------      --------      --------      --------

TOTAL ASSETS                                        $ 28,430      $ 28,430      $ 28,430      $ 28,430      $ 28,430      $ 28,430
                                                    ========      ========      ========      ========      ========      ========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
   Post petition liabilities                        $     --      $     --      $     --      $     --      $     --      $     --
   Pre-petition liabilities:
      Secured debt                                    29,199        29,199        29,199        29,199        29,199        29,199
      Priority debt                                       --            --            --            --            --            --
      Unsecured debt:
        Accounts payable and accrued expenses             --            --            --            --            --            --
        Subordinated notes payable                        --            --            --            --            --            --
        Capital lease obligations                         --            --            --            --            --            --
        Other GAAP accruals not included
          in schedules                                    --            --            --            --            --            --
        Deferred income taxes                             --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

    TOTAL LIABILITIES                                 29,199        29,199        29,199        29,199        29,199        29,199

STOCKHOLDERS' EQUITY
   Series A convertible preferred stock, $1.00
     par value, (aggregate involuntary
     liquidating preference $183)
     authorized 3,000,000 shares
     issued and outstanding 16,631
     shares at each period end                            --            --            --            --            --            --
   Common stock, $.01 par value, authorized
      30,000,000 shares; issued and outstanding
      12,290,764 shares at each period end (1)            --            --            --            --            --            --
   Paid-in capital                                        --            --            --            --            --            --
   Accumulated deficit:
      Through filing date                               (769)         (769)         (769)         (769)         (769)         (769)
      Post filing date                                    --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

                                                        (769)         (769)         (769)         (769)         (769)         (769)
                                                    --------      --------      --------      --------      --------      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 28,430      $ 28,430      $ 28,430      $ 28,430      $ 28,430      $ 28,430
                                                    ========      ========      ========      ========      ========      ========

                                                 September 30,  October 31,   November 30,  December 31,   January 31,  February 28,
                                                      2001          2001          2001          2001          2002          2002
                                                 -------------  -----------   ------------  ------------   -----------  ------------
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                        $     --      $     --      $     --      $     --      $     --      $     --
   Accounts receivable                                    --            --            --            --            --            --
      Less: Allowance for doubtful accounts               --            --            --            --            --            --
   Supplies and pharmaceuticals                           --            --            --            --            --            --
   Prepaid expenses and other current assets              --            --            --            --            --            --
   Due from affiliated physician groups                   --            --            --            --            --            --
   Deferred income taxes                                  --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

      TOTAL CURRENT ASSETS                                --            --            --            --            --            --

PROPERTY, PLANT & EQUIPMENT, at cost                      --            --            --            --            --            --
   Less: Accumulated depreciation and
     amortization                                         --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

     NET PROPERTY, PLANT & EQUIPMENT                      --            --            --            --            --            --

OTHER ASSETS
   Deferred charges                                       --            --            --            --            --            --
      Less: Accumulated amortization,
        deferred charges                                  --            --            --            --            --            --
   Management service agreements                          --            --            --            --            --            --
      Less: Accumulated amortization,
        management service agreements                     --            --            --            --            --            --
   Other assets                                           --            --            --            --            --            --
   Intercompany receivable (payable)                  28,430        25,785        25,638        25,638        24,567        24,567
                                                    --------      --------      --------      --------      --------      --------

                                                      28,430        25,785        25,638        25,638        24,567        24,567
                                                    --------      --------      --------      --------      --------      --------

TOTAL ASSETS                                        $ 28,430      $ 25,785      $ 25,638      $ 25,638      $ 24,567      $ 24,567
                                                    ========      ========      ========      ========      ========      ========

LIABILITIES & STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
   Post petition liabilities                        $     --      $     --      $     --      $     --      $     --      $     --
   Pre-petition liabilities:
      Secured debt                                    29,199        26,554        26,407        26,407        25,336        25,336
      Priority debt                                       --            --            --            --            --            --
      Unsecured debt:
        Accounts payable and accrued expenses             --            --            --            --            --            --
        Subordinated notes payable                        --            --            --            --            --            --
        Capital lease obligations                         --            --            --            --            --            --
        Other GAAP accruals not included
          in schedules                                    --            --            --            --            --            --
        Deferred income taxes                             --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

    TOTAL LIABILITIES                                 29,199        26,554        26,407        26,407        25,336        25,336

STOCKHOLDERS' EQUITY
   Series A convertible preferred stock, $1.00
     par value, (aggregate involuntary
     liquidating preference $183)
     authorized 3,000,000 shares
     issued and outstanding 16,631
     shares at each period end                            --            --            --            --            --            --
   Common stock, $.01 par value, authorized
      30,000,000 shares; issued and outstanding
      12,290,764 shares at each period end (1)            --            --            --            --            --            --
   Paid-in capital                                        --            --            --            --            --            --
   Accumulated deficit:
      Through filing date                               (769)         (769)         (769)         (769)         (769)         (769)
      Post filing date                                    --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------

                                                        (769)         (769)         (769)         (769)         (769)         (769)
                                                    --------      --------      --------      --------      --------      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 28,430      $ 25,785      $ 25,638      $ 25,638      $ 24,567      $ 24,567
                                                    ========      ========      ========      ========      ========      ========

(1) Outstanding shares at December 31, 2001, January 31, 2002 and February 28, 2002 were 12,279,555.

                            COMPARATIVE BALANCE SHEET